                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-4708
                                   ---------------------------------------------

                             SunAmerica Income Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

                                  John T. Genoy
                             Senior Vice President
                       SunAmerica Asset Management Corp.
                          Harborside Financial Center,
                                  3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414
                                                   -----------------------------

Date of fiscal year end: March 31
                        --------------------------

Date of reporting period:  March 31, 2011
                         -------------------------

Item 1. Reports to Stockholders

[PHOTO]




                                                             ANNUAL REPORT 2011

SUNAMERICA
Income Funds

[LOGO]

        MARCH 31, 2011                                             ANNUAL REPORT

SUNAMERICA INCOME FUNDS

SUNAMERICA U.S. GOVERNMENT SECURITIES FUND (SGTAX)

SUNAMERICA GNMA FUND (GNMAX)

SUNAMERICA STRATEGIC BOND FUND (SDIAX)

SUNAMERICA HIGH YIELD BOND FUND (SHNAX)

SUNAMERICA TAX EXEMPT INSURED FUND (STEAX)

                        TABLE OF CONTENTS


        SHAREHOLDER LETTER..........................................  2
        EXPENSE EXAMPLE.............................................  4
        STATEMENT OF ASSETS AND LIABILITIES.........................  6
        STATEMENT OF OPERATIONS.....................................  8
        STATEMENT OF CHANGES IN NET ASSETS..........................  9
        FINANCIAL HIGHLIGHTS........................................ 12
        PORTFOLIO OF INVESTMENTS.................................... 17
        NOTES TO FINANCIAL STATEMENTS............................... 64
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..... 79
        TRUSTEE AND OFFICER INFORMATION............................. 80
        SHAREHOLDER TAX INFORMATION................................. 84
        COMPARISONS: PORTFOLIOS VS. INDICES......................... 85

        SHAREHOLDER LETTER -- (UNAUDITED)

Dear Shareholders,

We are pleased to present this annual update for the SunAmerica Income Funds for the 12 months ended March 31, 2011--a period wherein low interest rates and strengthening economic data led to continued demand for riskier fixed income assets.

Indeed, as investors sustained their strong appetite for riskier assets, all spread, or non-Treasury, sectors outperformed U.S. Treasuries for the annual period. For the annual period overall, the Barclays Capital U.S. Aggregate Bond Index*, a broad measure of the U.S. fixed income market, returned 5.12%.

Non-Treasury sectors began the annual period under pressure, as the second quarter of 2010 was marked by a significant escalation in market concerns about the solvency of Greece and other peripheral European countries. By May 2010, solvency concerns had grown into a crisis that led to a bailout of Greece by the European Union and International Monetary Fund. With the European sovereign debt crisis weighing on investors' risk appetite--along with concerns over banking regulation, China's efforts to slow its economic growth and the potential impact of the disastrous oil spill in the Gulf of Mexico--demand for U.S. government bonds increased in a classic flight to safe haven, while demand for non-Treasury fixed income sectors fell. As a result, U.S. government bond yields declined sharply and non-Treasury sectors underperformed. Remember, there is typically an inverse relationship between yields, or interest rates, and bond prices.

As the European debt crisis continued, confidence in the U.S. economic recovery began to falter and concerns grew that the U.S. would suffer a double-dip recession. Virtually every aspect of the economy lost momentum during the spring and summer months of 2010 including manufacturing, consumer spending and new hiring. While yields on U.S. government bonds continued to decline during the third calendar quarter, non-Treasury sectors began to rebound after the brief underperformance in the second calendar quarter. Most non-Treasury sectors outperformed U.S. Treasuries during the third calendar quarter, led by the high yield corporate bond sector.

In response to the weaker economic data, Federal Reserve Board (the "Fed") Chairman Ben Bernanke strongly hinted in an August 2010 speech that the Fed would resume asset purchases in an effort to support the economic recovery through what is known as quantitative easing. By the time the Fed formally announced its second round of quantitative easing in November 2010, economic data had already begun to improve. The markets were also beginning to price stronger economic growth and higher inflation risk into long-term bonds. As a result, 10-year U.S. Treasury yields rose significantly during the fourth quarter of 2010, from 2.53% at the end of September to 3.30% at the end of December. Non-Treasury sectors continued to outperform U.S. Treasuries during the fourth calendar quarter. Solid corporate earnings and increased investor appetite for riskier assets drove the high yield corporate bond sector to the lead once again.

As the turn of the calendar year approached, economic prospects appeared to be improving. The Fed continued to implement its quantitative easing program, and Congress and the Obama administration agreed on new fiscal stimulus, including a payroll tax cut for 2011 that would boost consumers' disposable income. These measures led to a general upgrade in expectations for 2011 economic growth, which were supported by a string of improving economic data early in the first calendar quarter. In the fixed income market, the reaction was a further increase in long-term U.S. Treasury yields and continued outperformance in the non-Treasury sectors. With the Fed holding short-term interest rates near zero and long-term U.S. Treasury yields continuing to move sharply higher, the difference between short-term and long-term bond yields dramatically increased. The increase in the difference between short-term and long-term yields, known as a steepening of the yield curve, reached its peak shortly after the turn of the calendar year.

With the exception of the housing sector, economic data remained relatively strong through the first quarter of 2011. However, risks to the economy began to grow again, as political unrest emerged in Tunisia, followed by Egypt and the broader Middle East and North Africa region. For the first time since 2008, oil prices rose above $100 per barrel on concerns about potential supply disruptions.

Meanwhile, the European sovereign debt crisis continued to spread to other peripheral countries, adding another element of risk to the outlook. Then, in March 2011, Japan was struck by the earthquake and tsunami, followed by the disaster at its Fukushima Daiichi nuclear plant.

As the risks to economic growth mounted, U.S. government bond yields began declining again. Between mid-February and mid-March, the 10-year U.S. Treasury yield fell from about 3.75% to below 3.30%. However, the decline in yields was relatively brief. By the end of the annual period, the 10-year U.S. Treasury yield was at 3.47%, above the 2010 year-end level of 3.30%, though still below the approximately 3.84% level seen at the start of the annual period. Meanwhile, non-Treasury sectors were relatively resilient throughout the first quarter of 2011, with all major non-Treasury fixed income sectors outperforming U.S. Treasuries despite the risks that arose.

As of March 31, 2011, the Fed had purchased U.S. Treasury securities totaling $488 billion, or approximately 81% of the total amount expected to be purchased. Although many speculated that encouraging employment and economic data seen in the first quarter of 2011 would influence the Fed to suspend purchases short of the initial $600 billion target, statements from the Fed's March meeting indicated that its quantitative easing program would continue as expected, thereby fostering an environment of low rates for longer and a stable yield curve.

Throughout the annual period, the Fed left the targeted federal funds rate unchanged at a range of 0% to 0.25%, citing risks to economic growth, though noting that the recovery was in better shape as overall conditions began to improve in the labor market.

Against this backdrop, each of the SunAmerica Income Funds generated positive absolute returns during the annual period, although only the Strategic Bond Fund outperformed its benchmark. On the following pages, you will find detailed financial statements and portfolio information for each of the SunAmerica Income Funds.

We thank you for being a part of the SunAmerica Income Funds. As we continue to actively manage your assets, we value your confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions regarding your investments, please contact your financial adviser or get in touch us directly at 800-858-8850 or www.sunamericafunds.com.

Sincerely,

THE SUNAMERICA INCOME FUNDS INVESTMENT PROFESSIONALS

Michael Cheah              Robert Vanden Assem        Geoffrey Cornell           Christopher Jones
Andrew Doulos              Rajeev Mittal              Peter Stevenson            Anthony King

--------
Past performance is no guarantee of future results.

* The BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly in an index.

        SUNAMERICA INCOME FUNDS
        EXPENSE EXAMPLE -- MARCH 31, 2011 -- (UNAUDITED)

DISCLOSURE OF PORTFOLIO EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a fund (each, a "Fund" and collectively the "Funds") in the SunAmerica Income Funds (the "Trust"), you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at Oct 1, 2010 and held until March 31, 2011.

ACTUAL EXPENSES

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended March 31, 2011" to estimate the expenses you paid on your account during this period. The "Expenses Paid During the Six Months Ended March 31, 2011" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended March 31, 2011" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Trust's prospectus, your retirement plan document and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended March 31, 2011" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The "Expenses Paid During the Six Months Ended March 31, 2011" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended March 31, 2011" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Fund's prospectus, your retirement plan document and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended March 31, 2011" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Fund's prospectus, your retirement plan document and/or material from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SUNAMERICA INCOME FUNDS
        EXPENSE EXAMPLE -- MARCH 31, 2011 -- (UNAUDITED) (CONTINUED)

                                              ACTUAL                                  HYPOTHETICAL
                            ------------------------------------------ ------------------------------------------
                                                                                     ENDING ACCOUNT
                                          ENDING ACCOUNT EXPENSES PAID                VALUE USING   EXPENSES PAID
                                           VALUE USING    DURING THE                 A HYPOTHETICAL  DURING THE    EXPENSE
                              BEGINNING       ACTUAL      SIX MONTHS     BEGINNING     5% ASSUMED    SIX MONTHS     RATIO
                            ACCOUNT VALUE   RETURN AT        ENDED     ACCOUNT VALUE   RETURN AT        ENDED       AS OF
                            AT OCTOBER 1,   MARCH 31,      MARCH 31,   AT OCTOBER 1,   MARCH 31,      MARCH 31,   MARCH 31,
FUND                            2010           2011          2011          2010           2011          2011*       2011
----                        ------------- -------------- ------------- ------------- -------------- ------------- ---------
U.S. GOVERNMENT SECURITIES
  Class A#.................   $1,000.00     $  973.44       $ 4.87       $1,000.00     $1,020.00       $ 4.99       0.99%
  Class B#.................   $1,000.00     $  969.31       $ 8.05       $1,000.00     $1,016.75       $ 8.25       1.64%
  Class C#.................   $1,000.00     $  969.27       $ 8.05       $1,000.00     $1,016.75       $ 8.25       1.64%
GNMA
  Class A#.................   $1,000.00     $1,003.04       $ 4.94       $1,000.00     $1,020.00       $ 4.99       0.99%
  Class B#.................   $1,000.00     $  999.85       $ 8.18       $1,000.00     $1,016.75       $ 8.25       1.64%
  Class C#.................   $1,000.00     $  999.04       $ 8.17       $1,000.00     $1,016.75       $ 8.25       1.64%
STRATEGIC BOND
  Class A..................   $1,000.00     $1,033.19       $ 6.64       $1,000.00     $1,018.40       $ 6.59       1.31%
  Class B..................   $1,000.00     $1,029.81       $ 9.97       $1,000.00     $1,015.11       $ 9.90       1.97%
  Class C..................   $1,000.00     $1,029.93       $ 9.87       $1,000.00     $1,015.21       $ 9.80       1.95%
HIGH YIELD BOND
  Class A#.................   $1,000.00     $1,067.01       $ 7.01       $1,000.00     $1,018.15       $ 6.84       1.36%
  Class B#.................   $1,000.00     $1,063.52       $10.34       $1,000.00     $1,014.91       $10.10       2.01%
  Class C#.................   $1,000.00     $1,066.45       $10.36       $1,000.00     $1,014.91       $10.10       2.01%
TAX EXEMPT INSURED
  Class A#.................   $1,000.00     $  955.38       $ 4.58       $1,000.00     $1,020.24       $ 4.73       0.94%
  Class B#.................   $1,000.00     $  949.86       $10.35       $1,000.00     $1,014.31       $10.70       2.13%
  Class C#.................   $1,000.00     $  951.59       $ 7.78       $1,000.00     $1,016.95       $ 8.05       1.60%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your prospectus, your retirement plan documents and/or materials from your financial adviser for more information.
# During the stated period, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Funds. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended March 31, 2011" and the "Expenses Ratios" would have been higher.

        SUNAMERICA INCOME FUNDS
        STATEMENT OF ASSETS AND LIABILITIES -- MARCH 31, 2011

                                                                                                            STRATEGIC
                                                                            U.S. GOVERNMENT     GNMA          BOND
                                                                            SECURITIES FUND     FUND          FUND
                                                                            --------------- ------------  ------------
ASSETS:
Investments at value (unaffiliated)*.......................................  $146,095,357   $323,915,461  $556,107,288
Repurchase agreements (cost approximates value)............................    16,580,000             --     2,115,000
                                                                             ------------   ------------  ------------
  Total investments........................................................   162,675,357    323,915,461   558,222,288
                                                                             ------------   ------------  ------------
Cash.......................................................................           174             --        76,635
Foreign cash*..............................................................            --             --       893,678
Receivable for:
  Shares of beneficial interest sold.......................................        61,713        799,270     2,279,493
  Dividends and interest...................................................       820,040      1,724,929     8,521,982
  Investments sold.........................................................            --     22,232,340     5,052,779
Prepaid expenses and other assets..........................................           646          1,365         1,951
Due from investment adviser for expense reimbursements/fee waivers.........        49,957         38,286            --
                                                                             ------------   ------------  ------------
Total assets...............................................................   163,607,887    348,711,651   575,048,806
                                                                             ------------   ------------  ------------
LIABILITIES:
Payable for:
  Shares of beneficial interest redeemed...................................       422,671        386,918     1,326,003
  Investments purchased....................................................            --     22,143,656    14,242,943
  Investment advisory and management fees..................................        90,600        128,242       298,731
  Distribution and service maintenance fees................................        59,508        142,911       332,325
  Transfer agent fees and expenses.........................................        39,433         78,707       117,870
  Trustees' fees and expenses..............................................        12,981          6,681         6,986
  Other accrued expenses...................................................        83,949        110,193       169,120
  Line of credit...........................................................            --      1,034,107            --
  Dividends payable........................................................        48,907        276,417       797,562
                                                                             ------------   ------------  ------------
Total liabilities..........................................................       758,049     24,307,832    17,291,540
                                                                             ------------   ------------  ------------
NET ASSETS.................................................................  $162,849,838   $324,403,819  $557,757,266
                                                                             ============   ============  ============
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01 par value.............................  $    171,328   $    280,472  $  1,607,096
Paid-in capital............................................................   161,184,880    314,431,256   619,996,169
                                                                             ------------   ------------  ------------
                                                                              161,356,208    314,711,728   621,603,265
Accumulated undistributed net investment income (loss).....................       831,639        (70,930)     (510,976)
Accumulated undistributed net realized gain (loss) on investments, futures
 contracts, securities sold short, and foreign exchange transactions.......    (2,810,426)    (3,935,246)  (73,513,614)
Unrealized appreciation (depreciation) on investments......................     3,472,417     13,698,267    10,129,934
Unrealized appreciation (depreciation) on foreign exchange transactions....            --             --        48,657
                                                                             ------------   ------------  ------------
NET ASSETS.................................................................  $162,849,838   $324,403,819  $557,757,266
                                                                             ============   ============  ============
* Cost
  Investments (unaffiliated)...............................................  $142,622,940   $310,217,194  $545,977,354
                                                                             ============   ============  ============
  Foreign cash.............................................................  $         --   $         --  $    875,673
                                                                             ============   ============  ============

                                                                             HIGH YIELD    TAX EXEMPT
                                                                                BOND        INSURED
                                                                                FUND          FUND
                                                                            ------------  -----------
ASSETS:
Investments at value (unaffiliated)*....................................... $129,307,519  $65,421,348
Repurchase agreements (cost approximates value)............................    1,650,000           --
                                                                            ------------  -----------
  Total investments........................................................  130,957,519   65,421,348
                                                                            ------------  -----------
Cash.......................................................................       36,704           --
Foreign cash*..............................................................           --           --
Receivable for:
  Shares of beneficial interest sold.......................................      368,081       32,198
  Dividends and interest...................................................    2,665,353      846,046
  Investments sold.........................................................      754,906           --
Prepaid expenses and other assets..........................................          466          256
Due from investment adviser for expense reimbursements/fee waivers.........       20,114       19,817
                                                                            ------------  -----------
Total assets...............................................................  134,803,143   66,319,665
                                                                            ------------  -----------
LIABILITIES:
Payable for:
  Shares of beneficial interest redeemed...................................      482,732       82,518
  Investments purchased....................................................    2,416,513           --
  Investment advisory and management fees..................................       84,381       28,310
  Distribution and service maintenance fees................................       70,521       27,953
  Transfer agent fees and expenses.........................................       34,898       16,728
  Trustees' fees and expenses..............................................        5,534        3,602
  Other accrued expenses...................................................      165,482       60,727
  Line of credit...........................................................           --           --
  Dividends payable........................................................      268,350       90,892
                                                                            ------------  -----------
Total liabilities..........................................................    3,528,411      310,730
                                                                            ------------  -----------
NET ASSETS................................................................. $131,274,732  $66,008,935
                                                                            ============  ===========
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01 par value............................. $    373,850  $    54,179
Paid-in capital............................................................  191,912,630   64,904,032
                                                                            ------------  -----------
                                                                             192,286,480   64,958,211
Accumulated undistributed net investment income (loss).....................   (1,048,757)     171,488
Accumulated undistributed net realized gain (loss) on investments, futures
 contracts, securities sold short, and foreign exchange transactions.......  (54,893,880)    (451,072)
Unrealized appreciation (depreciation) on investments......................   (5,069,111)   1,330,308
Unrealized appreciation (depreciation) on foreign exchange transactions....           --           --
                                                                            ------------  -----------
NET ASSETS................................................................. $131,274,732  $66,008,935
                                                                            ============  ===========
* Cost
  Investments (unaffiliated)............................................... $134,376,630  $64,091,040
                                                                            ============  ===========
  Foreign cash............................................................. $         --  $        --
                                                                            ============  ===========

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENT OF ASSETS AND LIABILITIES -- MARCH 31, 2011 (CONTINUED)

                                                                                                                   STRATEGIC
                                                                                     U.S. GOVERNMENT     GNMA        BOND
                                                                                     SECURITIES FUND     FUND        FUND
                                                                                     --------------- ------------ ------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets..........................................................................  $143,978,307   $243,800,902 $255,546,161
Shares of beneficial interest issued and outstanding................................    15,146,750     21,097,602   73,760,819
Net asset value and redemption price per share (excluding any applicable contingent
 deferred sales charge).............................................................  $       9.51   $      11.56 $       3.46
Maximum sales charge (4.75% of offering price)......................................  $       0.47   $       0.58 $       0.17
                                                                                      ------------   ------------ ------------
Maximum offering price to public....................................................  $       9.98   $      12.14 $       3.63
                                                                                      ============   ============ ============
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets..........................................................................  $  5,710,054   $ 19,293,119 $ 52,170,828
Shares of beneficial interest issued and outstanding................................       600,469      1,665,008   15,061,616
Net asset value, offering and redemption price per share (excluding any applicable
 contingent deferred sales charge)..................................................  $       9.51   $      11.59 $       3.46
                                                                                      ============   ============ ============
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets..........................................................................  $ 13,161,477   $ 61,309,798 $250,040,277
Shares of beneficial interest issued and outstanding................................     1,385,581      5,284,637   71,887,173
Net asset value, offering and redemption price per share (excluding any applicable
 contingent deferred sales charge)..................................................  $       9.50   $      11.60 $       3.48
                                                                                      ============   ============ ============

                                                                                     HIGH YIELD  TAX EXEMPT
                                                                                        BOND      INSURED
                                                                                        FUND        FUND
                                                                                     ----------- -----------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets.......................................................................... $76,156,446 $51,508,204
Shares of beneficial interest issued and outstanding................................  21,731,886   4,228,753
Net asset value and redemption price per share (excluding any applicable contingent
 deferred sales charge)............................................................. $      3.50 $     12.18
Maximum sales charge (4.75% of offering price)...................................... $      0.17 $      0.61
                                                                                     ----------- -----------
Maximum offering price to public.................................................... $      3.67 $     12.79
                                                                                     =========== ===========
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets.......................................................................... $15,817,588 $ 1,682,060
Shares of beneficial interest issued and outstanding................................   4,505,790     137,860
Net asset value, offering and redemption price per share (excluding any applicable
 contingent deferred sales charge).................................................. $      3.51 $     12.20
                                                                                     =========== ===========
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets.......................................................................... $39,300,698 $12,818,671
Shares of beneficial interest issued and outstanding................................  11,147,291   1,051,299
Net asset value, offering and redemption price per share (excluding any applicable
 contingent deferred sales charge).................................................. $      3.53 $     12.19
                                                                                     =========== ===========

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED MARCH 31, 2011

                                                                                   U.S. GOVERNMENT               STRATEGIC
                                                                                     SECURITIES        GNMA        BOND
                                                                                        FUND           FUND        FUND
                                                                                   --------------- -----------  -----------
INVESTMENT INCOME:
  Dividends (unaffiliated)........................................................   $       --    $        --  $   347,243
  Interest (unaffiliated).........................................................    5,059,897     13,149,121   38,427,461
                                                                                     ----------    -----------  -----------
   Total investment income*.......................................................    5,059,897     13,149,121   38,774,704
                                                                                     ----------    -----------  -----------
EXPENSES:
  Investment advisory and management fees.........................................    1,191,819      1,690,131    3,589,739
  Distribution and service maintenance fees:
   Class A........................................................................      563,675        944,611      914,043
   Class B........................................................................       76,565        264,968      519,170
   Class C........................................................................      146,503        708,656    2,560,510
  Transfer agent fees and expenses:
   Class A........................................................................      374,357        616,009      597,777
   Class B........................................................................       20,458         65,305      121,356
   Class C........................................................................       35,835        163,467      577,665
  Registration fees:
   Class A........................................................................       25,245         23,855       22,481
   Class B........................................................................       11,276         13,775       14,467
   Class C........................................................................       11,613         19,413       30,395
  Custodian and accounting fees...................................................       78,754        147,934      231,127
  Reports to shareholders.........................................................       27,593         60,884      120,942
  Audit and tax fees..............................................................       38,164         38,676       44,821
  Legal fees......................................................................        9,803         12,535       20,218
  Directors' fees and expenses....................................................       21,788         43,722       68,545
  Interest expense................................................................           --          6,155        2,430
  Other expenses..................................................................       22,341         30,615       39,429
                                                                                     ----------    -----------  -----------
   Total expenses before fee waivers, expense reimbursements, expense
    recoupments, and custody credits..............................................    2,655,789      4,850,711    9,475,115
   Net (fees waived and expenses reimbursed)/recouped by investment advisor
    (Note 3)......................................................................     (695,558)      (582,060)          --
   Custody credits earned on cash balances........................................           (5)            (7)        (745)
                                                                                     ----------    -----------  -----------
   Net expenses...................................................................    1,960,226      4,268,644    9,474,370
                                                                                     ----------    -----------  -----------
Net investment income (loss)......................................................    3,099,671      8,880,477   29,300,334
                                                                                     ----------    -----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)............................      446,807      5,684,220   26,288,637
Net realized foreign exchange gain (loss) on other assets and liabilities.........           --             --       96,518
                                                                                     ----------    -----------  -----------
Net realized gain (loss) on investments and foreign currencies....................      446,807      5,684,220   26,385,155
                                                                                     ----------    -----------  -----------
Change in unrealized appreciation (depreciation) on investments (unaffiliated)....    2,243,379      1,843,772      418,144
Change in unrealized foreign exchange gain (loss) on other assets and liabilities.           --             --       56,352
                                                                                     ----------    -----------  -----------
Net unrealized gain (loss) on investments and foreign currencies..................    2,243,379      1,843,772      474,496
                                                                                     ----------    -----------  -----------
Net realized and unrealized gain (loss) on investments and foreign currencies.....    2,690,186      7,527,992   26,859,651
                                                                                     ----------    -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................   $5,789,857    $16,408,469  $56,159,985
                                                                                     ==========    ===========  ===========
* Net of foreign withholding taxes on interest and dividends of...................   $       --    $        --  $    10,873
                                                                                     ==========    ===========  ===========

                                                                                    HIGH YIELD   TAX EXEMPT
                                                                                       BOND       INSURED
                                                                                       FUND         FUND
                                                                                   -----------  -----------
INVESTMENT INCOME:
  Dividends (unaffiliated)........................................................ $    49,118  $        --
  Interest (unaffiliated).........................................................  11,934,806    3,230,535
                                                                                   -----------  -----------
   Total investment income*.......................................................  11,983,924    3,230,535
                                                                                   -----------  -----------
EXPENSES:
  Investment advisory and management fees.........................................   1,017,108      357,180
  Distribution and service maintenance fees:
   Class A........................................................................     270,109      186,059
   Class B........................................................................     172,113       20,483
   Class C........................................................................     412,291      162,281
  Transfer agent fees and expenses:
   Class A........................................................................     183,790      123,860
   Class B........................................................................      41,650        7,487
   Class C........................................................................      96,186       38,211
  Registration fees:
   Class A........................................................................      20,500       16,095
   Class B........................................................................      11,511        8,024
   Class C........................................................................      11,782       14,452
  Custodian and accounting fees...................................................      62,863       31,343
  Reports to shareholders.........................................................      48,691        7,526
  Audit and tax fees..............................................................      49,899       37,665
  Legal fees......................................................................      14,882        8,929
  Directors' fees and expenses....................................................      15,872        8,340
  Interest expense................................................................       1,148           36
  Other expenses..................................................................      20,033       17,627
                                                                                   -----------  -----------
   Total expenses before fee waivers, expense reimbursements, expense
    recoupments, and custody credits..............................................   2,450,428    1,045,598
   Net (fees waived and expenses reimbursed)/recouped by investment advisor
    (Note 3)......................................................................    (226,007)    (250,026)
   Custody credits earned on cash balances........................................        (200)          (7)
                                                                                   -----------  -----------
   Net expenses...................................................................   2,224,221      795,565
                                                                                   -----------  -----------
Net investment income (loss)......................................................   9,759,703    2,434,970
                                                                                   -----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)............................   5,130,608     (452,099)
Net realized foreign exchange gain (loss) on other assets and liabilities.........          --           --
                                                                                   -----------  -----------
Net realized gain (loss) on investments and foreign currencies....................   5,130,608     (452,099)
                                                                                   -----------  -----------
Change in unrealized appreciation (depreciation) on investments (unaffiliated)....     841,499   (2,079,146)
Change in unrealized foreign exchange gain (loss) on other assets and liabilities.          --           --
                                                                                   -----------  -----------
Net unrealized gain (loss) on investments and foreign currencies..................     841,499   (2,079,146)
                                                                                   -----------  -----------
Net realized and unrealized gain (loss) on investments and foreign currencies.....   5,972,107   (2,531,245)
                                                                                   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................... $15,731,810  $   (96,275)
                                                                                   ===========  ===========
* Net of foreign withholding taxes on interest and dividends of................... $     1,404  $        --
                                                                                   ===========  ===========

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENT OF CHANGES IN NET ASSETS

                                                                                            U.S. GOVERNMENT SECURITIES FUND
                                                                                          --------------------------------

                                                                                          FOR THE YEAR     FOR THE YEAR
                                                                                             ENDED            ENDED
                                                                                           MARCH 31,        MARCH 31,
                                                                                              2011             2010
                                                                                          ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $  3,099,671     $  3,919,646
  Net realized gain (loss) on investments and foreign currencies.........................      446,807        6,326,315
  Net unrealized gain (loss) on investments and foreign currencies.......................    2,243,379      (13,121,119)
                                                                                           ------------     ------------
Net increase (decrease) in net assets resulting from operations..........................    5,789,857       (2,875,158)
                                                                                           ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................   (2,888,602)      (3,397,795)
  Net investment income (Class B)........................................................      (85,980)        (171,728)
  Net investment income (Class C)........................................................     (168,004)        (265,263)
  Net realized gain on securities (Class A)..............................................   (2,608,061)      (3,256,689)
  Net realized gain on securities (Class B)..............................................     (124,871)        (185,175)
  Net realized gain on securities (Class C)..............................................     (240,562)        (329,316)
                                                                                           ------------     ------------
Total distributions to shareholders......................................................   (6,116,080)      (7,605,966)
                                                                                           ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6).  (19,323,444)     (21,878,250)
                                                                                           ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................  (19,649,667)     (32,359,374)

NET ASSETS:
Beginning of period......................................................................  182,499,505      214,858,879
                                                                                           ------------     ------------
End of period+........................................................................... $162,849,838     $182,499,505
                                                                                           ============     ============
--------
+ Includes accumulated undistributed net investment income (loss)........................ $    831,639     $    608,325
                                                                                           ============     ============

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)


                                                                                                   GNMA FUND
                                                                                          --------------------------
                                                                                          FOR THE YEAR  FOR THE YEAR
                                                                                             ENDED         ENDED
                                                                                           MARCH 31,     MARCH 31,
                                                                                              2011          2010
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $  8,880,477  $  9,218,055
  Net realized gain (loss) on investments and foreign currencies.........................    5,684,220     8,750,524
  Net unrealized gain (loss) on investments and foreign currencies.......................    1,843,772    (3,494,156)
                                                                                          ------------  ------------
Net increase (decrease) in net assets resulting from operations..........................   16,408,469    14,474,423
                                                                                          ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................   (8,232,111)   (7,858,163)
  Net investment income (Class B)........................................................     (618,229)     (669,608)
  Net investment income (Class C)........................................................   (1,701,181)   (1,390,868)
  Net realized gain on securities (Class A)..............................................   (7,942,239)   (4,876,043)
  Net realized gain on securities (Class B)..............................................     (708,768)     (541,803)
  Net realized gain on securities (Class C)..............................................   (2,088,904)   (1,223,760)
                                                                                          ------------  ------------
Total distributions to shareholders......................................................  (21,291,432)  (16,560,245)
                                                                                          ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6).  (66,140,497)  (68,988,018)
                                                                                          ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................  (71,023,460)  (71,073,840)

NET ASSETS:
Beginning of period......................................................................  395,427,279   466,501,119
                                                                                          ------------  ------------
End of period+........................................................................... $324,403,819  $395,427,279
                                                                                          ============  ============
--------
+ Includes accumulated undistributed net investment income (loss)........................ $    (70,930) $   (110,822)
                                                                                          ============  ============

                                                                                              STRATEGIC BOND FUND
                                                                                          --------------------------
                                                                                          FOR THE YEAR  FOR THE YEAR
                                                                                             ENDED         ENDED
                                                                                           MARCH 31,     MARCH 31,
                                                                                              2011          2010
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $ 29,300,334  $ 32,371,634
  Net realized gain (loss) on investments and foreign currencies.........................   26,385,155     4,900,823
  Net unrealized gain (loss) on investments and foreign currencies.......................      474,496   102,325,908
                                                                                          ------------  ------------
Net increase (decrease) in net assets resulting from operations..........................   56,159,985   139,598,365
                                                                                          ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................  (15,979,693)  (18,121,990)
  Net investment income (Class B)........................................................   (2,838,945)   (2,673,918)
  Net investment income (Class C)........................................................  (14,059,880)  (14,593,645)
  Net realized gain on securities (Class A)..............................................           --            --
  Net realized gain on securities (Class B)..............................................           --            --
  Net realized gain on securities (Class C)..............................................           --            --
                                                                                          ------------  ------------
Total distributions to shareholders......................................................  (32,878,518)  (35,389,553)
                                                                                          ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6).  (59,848,061)   24,052,943
                                                                                          ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................  (36,566,594)  128,261,755

NET ASSETS:
Beginning of period......................................................................  594,323,860   466,062,105
                                                                                          ------------  ------------
End of period+........................................................................... $557,757,266  $594,323,860
                                                                                          ============  ============
--------
+ Includes accumulated undistributed net investment income (loss)........................ $   (510,976) $   (330,468)
                                                                                          ============  ============

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)


                                                                                             HIGH YIELD BOND FUND
                                                                                          --------------------------
                                                                                          FOR THE YEAR  FOR THE YEAR
                                                                                             ENDED         ENDED
                                                                                           MARCH 31,     MARCH 31,
                                                                                              2011          2010
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $  9,759,703  $ 12,557,527
  Net realized gain (loss) on investments and foreign currencies.........................    5,130,608   (17,620,471)
  Net unrealized gain (loss) on investments and foreign currencies.......................      841,499    57,056,606
                                                                                          ------------  ------------
Net increase (decrease) in net assets resulting from operations..........................   15,731,810    51,993,662
                                                                                          ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................   (6,153,999)   (8,325,461)
  Net investment income (Class B)........................................................   (1,260,941)   (1,964,960)
  Net investment income (Class C)........................................................   (3,016,895)   (4,434,133)
  Net realized gain on securities (Class A)..............................................           --            --
  Net realized gain on securities (Class B)..............................................           --            --
  Net realized gain on securities (Class C)..............................................           --            --
                                                                                          ------------  ------------
Total distributions to shareholders......................................................  (10,431,835)  (14,724,554)
                                                                                          ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)   (16,112,039)   (4,803,623)
                                                                                          ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    (10,812,064)   32,465,485

NET ASSETS:
Beginning of period......................................................................  142,086,796   109,621,311
                                                                                          ------------  ------------
End of period+........................................................................... $131,274,732  $142,086,796
                                                                                          ============  ============
--------
+ Includes accumulated undistributed net investment income (loss)........................ $ (1,048,757) $   (716,129)
                                                                                          ============  ============

                                                                                           TAX EXEMPT INSURED FUND
                                                                                          ------------------------
                                                                                          FOR THE YEAR FOR THE YEAR
                                                                                             ENDED        ENDED
                                                                                           MARCH 31,    MARCH 31,
                                                                                              2011         2010
                                                                                          ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $ 2,434,970  $ 2,506,974
  Net realized gain (loss) on investments and foreign currencies.........................    (452,099)     929,445
  Net unrealized gain (loss) on investments and foreign currencies.......................  (2,079,146)   1,098,839
                                                                                          -----------  -----------
Net increase (decrease) in net assets resulting from operations..........................     (96,275)   4,535,258
                                                                                          -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................  (1,843,737)  (1,927,828)
  Net investment income (Class B)........................................................     (48,198)     (52,109)
  Net investment income (Class C)........................................................    (445,722)    (434,279)
  Net realized gain on securities (Class A)..............................................    (139,614)          --
  Net realized gain on securities (Class B)..............................................      (5,173)          --
  Net realized gain on securities (Class C)..............................................     (44,279)          --
                                                                                          -----------  -----------
Total distributions to shareholders......................................................  (2,526,723)  (2,414,216)
                                                                                          -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)   (4,201,330)     305,426
                                                                                          -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    (6,824,328)   2,426,468

NET ASSETS:
Beginning of period......................................................................  72,833,263   70,406,795
                                                                                          -----------  -----------
End of period+........................................................................... $66,008,935  $72,833,263
                                                                                          ===========  ===========
--------
+ Includes accumulated undistributed net investment income (loss)........................ $   171,488  $    75,872
                                                                                          ===========  ===========

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS

                                                              U.S. GOVERNMENT SECURITIES FUND
                                                              -------------------------------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRIBUTIONS          NET                 NET
               ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET              ASSETS,
              VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,             END OF
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL     PERIOD
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENTS  BUTIONS PERIOD RETURN(2)   (000'S)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ ---------   --------
                                                                          CLASS A
                                                                          -------
  03/31/07    $ 9.16     $0.37      $ 0.10      $ 0.47     $(0.39)     $   --     $(0.39) $ 9.24    5.25%    $152,239
  03/31/08      9.24      0.35        0.46        0.81      (0.37)         --      (0.37)   9.68    9.03      191,057
  03/31/09      9.68      0.26        0.36        0.62      (0.28)         --      (0.28)  10.02    6.52      178,963
  03/31/10     10.02      0.21       (0.28)      (0.07)     (0.21)      (0.19)     (0.40)   9.55   (0.75)(4)  159,028
  03/31/11      9.55      0.17        0.13        0.30      (0.18)      (0.16)     (0.34)   9.51    3.12      143,978
                                                                          CLASS B
                                                                          -------
  03/31/07    $ 9.16     $0.32      $ 0.09      $ 0.41     $(0.33)     $   --     $(0.33) $ 9.24    4.57%    $ 14,716
  03/31/08      9.24      0.30        0.45        0.75      (0.31)         --      (0.31)   9.68    8.33       15,354
  03/31/09      9.68      0.20        0.35        0.55      (0.21)         --      (0.21)  10.02    5.83       15,803
  03/31/10     10.02      0.16       (0.29)      (0.13)     (0.14)      (0.19)     (0.33)   9.56   (1.29)(4)    8,578
  03/31/11      9.56      0.11        0.11        0.22      (0.11)      (0.16)     (0.27)   9.51    2.35        5,710
                                                                          CLASS C
                                                                          -------
  03/31/07    $ 9.15     $0.31      $ 0.10      $ 0.41     $(0.33)     $   --     $(0.33) $ 9.23    4.57%    $  9,881
  03/31/08      9.23      0.29        0.46        0.75      (0.31)         --      (0.31)   9.67    8.34       16,997
  03/31/09      9.67      0.20        0.35        0.55      (0.21)         --      (0.21)  10.01    5.83       20,094
  03/31/10     10.01      0.15       (0.28)      (0.13)     (0.14)      (0.19)     (0.33)   9.55   (1.30)(4)   14,894
  03/31/11      9.55      0.11        0.11        0.22      (0.11)      (0.16)     (0.27)   9.50    2.35       13,161



                  RATIO
                 OF NET
  RATIO OF     INVESTMENT
  EXPENSES      INCOME TO
 TO AVERAGE      AVERAGE    PORTFOLIO
NET ASSETS(3) NET ASSETS(3) TURNOVER
------------- ------------- ---------


    0.99%         4.05%        243%
    0.99          3.83         343
    0.99          2.73          84
    0.99          2.17         472
    0.99          1.77         254


    1.64%         3.40%        243%
    1.64          3.20         343
    1.64          2.08          84
    1.64          1.59         472
    1.64          1.10         254


    1.64%         3.40%        243%
    1.64          3.14         343
    1.64          2.05          84
    1.64          1.55         472
    1.64          1.12         254

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                         03/31/07 03/31/08 03/31/09 03/31/10 03/31/11
                                         -------- -------- -------- -------- --------
U.S. Government Securities Fund Class A.   0.38%    0.39%    0.35%    0.38%    0.37%
U.S. Government Securities Fund Class B.   0.43     0.48     0.40     0.50     0.53
U.S. Government Securities Fund Class C.   0.43     0.50     0.40     0.44     0.44

(4)The Fund's performance figure was increased by less than 0.01% from reimbursements for losses realized from a violation of an investment restriction.

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                      GNMA FUND
                                                                      ---------
                               NET GAIN
                               (LOSS) ON
            NET               INVESTMENTS                       DISTRIBUTIONS          NET               NET
           ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET            ASSETS,    RATIO OF
          VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,           END OF     EXPENSES
 PERIOD  BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL   PERIOD    TO AVERAGE
 ENDED   OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENTS  BUTIONS PERIOD RETURN(2) (000'S)  NET ASSETS(3)
-------- --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- -------- -------------
                                                                       CLASS A
                                                                       -------
03/31/07  $11.00     $0.46       $0.10      $0.56      $(0.48)     $   --     $(0.48) $11.08   5.23%   $310,508     0.99%
03/31/08   11.08      0.46        0.48       0.94       (0.49)         --      (0.49)  11.53   8.69     330,202     0.99
03/31/09   11.53      0.37        0.41       0.78       (0.42)      (0.11)     (0.53)  11.78   6.98     346,091     0.99
03/31/10   11.78      0.27        0.14       0.41       (0.29)      (0.18)     (0.47)  11.72   3.55     290,728     0.99
03/31/11   11.72      0.31        0.24       0.55       (0.36)      (0.35)     (0.71)  11.56   4.79     243,801     0.99
                                                                       CLASS B
                                                                       -------
03/31/07  $11.02     $0.39       $0.11      $0.50      $(0.41)     $   --     $(0.41) $11.11   4.64%   $ 57,224     1.64%
03/31/08   11.11      0.40        0.47       0.87       (0.42)         --      (0.42)  11.56   7.98      46,389     1.64
03/31/09   11.56      0.31        0.40       0.71       (0.35)      (0.11)     (0.46)  11.81   6.28      44,467     1.64
03/31/10   11.81      0.20        0.13       0.33       (0.21)      (0.18)     (0.39)  11.75   2.88      31,715     1.64
03/31/11   11.75      0.23        0.25       0.48       (0.29)      (0.35)     (0.64)  11.59   4.11      19,293     1.64
                                                                       CLASS C
                                                                       -------
03/31/07  $11.04     $0.40       $0.10      $0.50      $(0.41)     $   --     $(0.41) $11.13   4.64%   $ 30,606     1.64%
03/31/08   11.13      0.39        0.47       0.86       (0.42)         --      (0.42)  11.57   7.88      35,599     1.64
03/31/09   11.57      0.28        0.43       0.71       (0.35)      (0.11)     (0.46)  11.82   6.27      75,943     1.64
03/31/10   11.82      0.19        0.15       0.34       (0.21)      (0.18)     (0.39)  11.77   2.96      72,985     1.64
03/31/11   11.77      0.23        0.24       0.47       (0.29)      (0.35)     (0.64)  11.60   4.02      61,310     1.64



    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------


    4.19%        142%
    4.15         354
    3.32          73
    2.28         104
    2.59         148


    3.53%        142%
    3.52         354
    2.67          73
    1.63         104
    1.89         148


    3.53%        142%
    3.49         354
    2.55          73
    1.63         104
    1.94         148

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                 03/31/07 03/31/08 03/31/09 03/31/10 03/31/11
                                 -------- -------- -------- -------- --------
  GNMA Fund Class A.............   0.15%    0.15%    0.13%    0.15%    0.15%
  GNMA Fund Class B.............   0.18     0.19     0.15     0.19     0.21
  GNMA Fund Class C.............   0.17     0.22     0.15     0.16     0.17

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                STRATEGIC BOND FUND
                                                                -------------------
                               NET GAIN
                               (LOSS) ON
            NET               INVESTMENTS                       DISTRIBUTIONS           NET               NET
           ASSET                 (BOTH               DIVIDENDS    FROM NET             ASSET            ASSETS,   RATIO OF
          VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,            END OF    EXPENSE
 PERIOD  BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF    TOTAL   PERIOD   TO AVERAGE
 ENDED   OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENTS  BUTIONS PERIOD+ RETURN(2) (000'S)  NET ASSETS
-------- --------- ---------- ----------- ---------- ---------- ------------- ------- ------- --------- -------- ----------
                                                                      CLASS A
                                                                      -------
03/31/07   $3.53     $0.16      $ 0.12      $ 0.28     $(0.18)       $--      $(0.18)  $3.63     8.07%  $453,893    1.31%(3)
03/31/08    3.63      0.19       (0.11)       0.08      (0.21)        --       (0.21)   3.50     2.29    483,820    1.28(3)
03/31/09    3.50      0.21       (0.71)      (0.50)     (0.27)        --       (0.27)   2.73   (14.67)   227,601    1.31
03/31/10    2.73      0.19        0.62        0.81      (0.21)        --       (0.21)   3.33    30.31    287,960    1.29
03/31/11    3.33      0.19        0.15        0.34      (0.21)        --       (0.21)   3.46    10.45    255,546    1.31
                                                                      CLASS B
                                                                      -------
03/31/07   $3.53     $0.15      $ 0.10      $ 0.25     $(0.15)       $--      $(0.15)  $3.63     7.36%  $ 55,728    1.99%(3)
03/31/08    3.63      0.16       (0.10)       0.06      (0.19)        --       (0.19)   3.50     1.61     52,528    1.96(3)
03/31/09    3.50      0.19       (0.71)      (0.52)     (0.25)        --       (0.25)   2.73   (15.25)    38,281    1.99
03/31/10    2.73      0.17        0.61        0.78      (0.19)        --       (0.19)   3.32    29.05     50,125    1.97
03/31/11    3.32      0.16        0.17        0.33      (0.19)        --       (0.19)   3.46    10.04     52,171    1.98
                                                                      CLASS C
                                                                      -------
03/31/07   $3.54     $0.14      $ 0.12      $ 0.26     $(0.16)       $--      $(0.16)  $3.64     7.36%  $217,755    1.98%(3)
03/31/08    3.64      0.17       (0.11)       0.06      (0.19)        --       (0.19)   3.51     1.64    265,904    1.94(3)
03/31/09    3.51      0.19       (0.71)      (0.52)     (0.25)        --       (0.25)   2.74   (15.16)   200,180    1.96
03/31/10    2.74      0.17        0.62        0.79      (0.19)        --       (0.19)   3.34    29.39    256,239    1.94
03/31/11    3.34      0.17        0.16        0.33      (0.19)        --       (0.19)   3.48    10.04    250,040    1.96



  RATIO
  OF NET
INVESTMENT
INCOME TO
 AVERAGE    PORTFOLIO
NET ASSETS  TURNOVER
----------  ---------


   4.79%(3)    134%(4)
   5.30(3)     162(4)
   6.54        112
   6.13        157
   5.50        152


   4.12%(3)    134%(4)
   4.63(3)     162(4)
   6.00        112
   5.44        157
   4.83        152


   4.12%(3)    134%(4)
   4.65(3)     162(4)
   6.03        112
   5.48        157
   4.85        152

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)Gross of custody credits of:

                                                    03/31/07 03/31/08
                                                    -------- --------
           Strategic Bond Fund.....................   0.05%    0.02%

(4)Portfolio turnover includes "to be announced" ("TBA") transactions. Previously, portfolio turnover was calculated excluding TBA transactions and was as follows:

                                              2007 2008
                                              ---- ----
                         Strategic Bond Fund. 131% 151%

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                  HIGH YIELD BOND FUND
                                                                  --------------------
                               NET GAIN
                               (LOSS) ON
            NET               INVESTMENTS                       DISTRIBUTIONS          NET
           ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET            NET ASSETS,   RATIO OF
          VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,             END OF       EXPENSE
 PERIOD  BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL     PERIOD     TO AVERAGE
 ENDED   OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENT   BUTIONS PERIOD RETURN(2)   (000'S)   NET ASSETS(3)
-------- --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ----------- -------------
                                                                        CLASS A
                                                                        -------
03/31/07   $4.60     $0.30      $ 0.19      $ 0.49     $(0.32)       $--      $(0.32) $4.77    11.01%   $241,554       1.36%
03/31/08    4.77      0.36       (0.63)      (0.27)     (0.34)        --       (0.34)  4.16    (5.92)    109,219       1.36
03/31/09    4.16      0.38       (1.69)      (1.31)     (0.33)        --       (0.33)  2.52   (32.66)     59,210       1.36
03/31/10    2.52      0.29        0.89        1.18      (0.34)        --       (0.34)  3.36    48.44      79,245       1.36
03/31/11    3.36      0.25        0.16        0.41      (0.27)        --       (0.27)  3.50    12.76      76,156       1.36
                                                                        CLASS B
                                                                        -------
03/31/07   $4.61     $0.27      $ 0.19      $ 0.46     $(0.29)       $--      $(0.29) $4.78    10.29%   $ 51,479       2.01%
03/31/08    4.78      0.31       (0.60)      (0.29)     (0.32)        --       (0.32)  4.17    (6.50)     34,911       2.01
03/31/09    4.17      0.36       (1.69)      (1.33)     (0.31)        --       (0.31)  2.53   (33.00)     17,018       2.01
03/31/10    2.53      0.27        0.89        1.16      (0.32)        --       (0.32)  3.37    47.35      18,186       2.01
03/31/11    3.37      0.23        0.16        0.39      (0.25)        --       (0.25)  3.51    12.02      15,818       2.01
                                                                        CLASS C
                                                                        -------
03/31/07   $4.63     $0.27      $ 0.19      $ 0.46     $(0.29)       $--      $(0.29) $4.80    10.27%   $ 86,777       2.01%
03/31/08    4.80      0.31       (0.61)      (0.30)     (0.32)        --       (0.32)  4.18    (6.67)     61,125       2.01
03/31/09    4.18      0.36       (1.69)      (1.33)     (0.31)        --       (0.31)  2.54   (32.90)     33,394       2.01
03/31/10    2.54      0.27        0.89        1.16      (0.32)        --       (0.32)  3.38    47.21      44,656       2.01
03/31/11    3.38      0.23        0.17        0.40      (0.25)        --       (0.25)  3.53    12.33      39,301       2.01



    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------


     6.44%        86%
     7.49         72
    10.74         77
     9.34        110
     7.47         48


     5.82%        86%
     6.80         72
    10.18         77
     8.77        110
     6.84         48


     5.80%        86%
     6.75         72
    10.16         77
     8.70        110
     6.83         48

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                         03/31/07 03/31/08 03/31/09 03/31/10 03/31/11
                                         -------- -------- -------- -------- --------
High Yield Bond Fund Class A............   0.09%    0.17%    0.14%    0.18%    0.16%
High Yield Bond Fund Class B............   0.11     0.20     0.16     0.23     0.21
High Yield Bond Fund Class C............   0.10     0.18     0.15     0.18     0.16

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                              TAX EXEMPT INSURED FUND
                                                              -----------------------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRIBUTIONS          NET               NET
               ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET            ASSETS,  RATIO OF
              VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,           END OF   EXPENSES
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL   PERIOD  TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENTS  BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- ----------
                                                                      CLASS A
                                                                      -------
  03/31/07    $12.59     $0.42      $ 0.15      $ 0.57     $(0.42)     $(0.09)    $(0.51) $12.65    4.63%  $50,036    1.27%
  03/31/08     12.65      0.42       (0.31)       0.11      (0.42)      (0.10)     (0.52)  12.24    0.91    46,843    1.32
  03/31/09     12.24      0.42        0.03        0.45      (0.42)         --      (0.42)  12.27    3.74    53,570    1.09(3)
  03/31/10     12.27      0.44        0.36        0.80      (0.43)         --      (0.43)  12.64    6.58    53,893    0.93(3)
  03/31/11     12.64      0.45       (0.44)       0.01      (0.44)      (0.03)     (0.47)  12.18    0.03    51,508    0.92(3)
                                                                      CLASS B
                                                                      -------
  03/31/07    $12.60     $0.31      $ 0.15      $ 0.46     $(0.32)     $(0.09)    $(0.41) $12.65    3.72%  $ 5,093    2.11%
  03/31/08     12.65      0.31       (0.31)      (0.00)     (0.29)      (0.10)     (0.39)  12.26    0.06     3,351    2.21
  03/31/09     12.26      0.32        0.01        0.33      (0.31)         --      (0.31)  12.28    2.75     2,926    2.02(3)
  03/31/10     12.28      0.30        0.35        0.65      (0.27)         --      (0.27)  12.66    5.34     2,267    2.12(3)
  03/31/11     12.66      0.32       (0.45)      (0.13)     (0.30)      (0.03)     (0.33)  12.20   (1.07)    1,682    2.06(3)
                                                                      CLASS C
                                                                      -------
  03/31/07    $12.59     $0.33      $ 0.17      $ 0.50     $(0.34)     $(0.09)    $(0.43) $12.66    3.98%  $ 3,991    1.95%(3)
  03/31/08     12.66      0.34       (0.31)       0.03      (0.34)      (0.10)     (0.44)  12.25    0.29     4,141    1.95(3)
  03/31/09     12.25      0.33        0.04        0.37      (0.34)         --      (0.34)  12.28    3.12    13,911    1.64(3)
  03/31/10     12.28      0.35        0.36        0.71      (0.34)         --      (0.34)  12.65    5.81    16,673    1.62(3)
  03/31/11     12.65      0.37       (0.45)      (0.08)     (0.35)      (0.03)     (0.38)  12.19   (0.67)   12,819    1.63(3)



  RATIO
  OF NET
INVESTMENT
INCOME TO
 AVERAGE    PORTFOLIO
NET ASSETS  TURNOVER
----------  ---------


   3.28%       84%
   3.35        57
   3.49(3)     92
   3.52(3)     38
   3.60(3)      2


   2.44%       84%
   2.46        57
   2.58(3)     92
   2.33(3)     38
   2.46(3)      2


   2.60%(3)    84%
   2.71(3)     57
   2.92(3)     92
   2.84(3)     38
   2.89(3)      2

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                         03/31/07 03/31/08 03/31/09 03/31/10 03/31/11
                                         -------- -------- -------- -------- --------
Tax Exempt Insured Fund Class A.........    -- %     -- %    0.24%    0.35%    0.35%
Tax Exempt Insured Fund Class B.........     --       --     0.23     0.35     0.35
Tax Exempt Insured Fund Class C.........   0.09     0.31     0.42     0.35     0.35

See Notes to Financial Statements

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO PROFILE -- MARCH 31, 2011 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                     Government National Mtg. Assoc.. 42.8%
                     United States Treasury Notes.... 38.3
                     Repurchase Agreements........... 10.2
                     United States Treasury Bonds....  7.6
                     Federal Farm Credit Bank........  0.7
                     Small Business Administration...  0.3
                                                      ----
                                                      99.9%
                                                      ====

CREDIT QUALITY ALLOCATION+#

                         Government -- Treasury.  51.2%
                         Government -- Agency...  48.4
                         Not Rated@.............   0.4
                                                 -----
                                                 100.0%
                                                 =====

--------
*Calculated as a percentage of net assets.
+Source: Standard and Poor's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT     (NOTE 2)
        ---------------------------------------------------------------
        U.S. GOVERNMENT AGENCIES -- 43.8%
        FEDERAL FARM CREDIT BANK -- 0.7%
           5.64% due 04/04/11.................... $  500,000 $  500,233
           6.30% due 12/03/13....................    500,000    565,728
                                                             ----------
                                                              1,065,961
                                                             ----------
        FEDERAL NATIONAL MTG. ASSOC. -- 0.0%
           8.00% due 01/01/23....................     27,285     30,445
           11.00% due 02/01/15...................         20         20
           11.50% due 09/01/19...................      1,246      1,339
                                                             ----------
                                                                 31,804
                                                             ----------
        GOVERNMENT NATIONAL MTG. ASSOC. -- 42.8%
           4.50% due 05/15/18....................    437,536    465,485
           4.50% due 08/15/18....................    694,219    738,564
           4.50% due 09/15/18....................  1,857,301  1,975,942
           4.50% due 10/15/18....................  1,853,535  1,971,934
           4.50% due 09/15/33....................  2,932,250  3,048,777
           4.50% due 02/15/39....................    109,428    113,093
           4.50% due 04/15/39....................    674,984    697,589
           4.50% due 05/15/39....................  4,273,634  4,416,756
           4.50% due 06/15/39....................  1,519,155  1,570,030
           4.50% due 07/15/39....................  1,394,398  1,441,096
           4.50% due 09/15/39....................  2,519,406  2,603,780
           4.50% due 10/15/39....................    114,561    118,397
           4.50% due 02/15/40....................  4,546,009  4,698,252
           4.50% due 04/15/40....................     59,002     61,199
           4.50% due 05/15/40....................    105,892    109,439
           4.50% due 06/15/40....................    565,270    584,201
           4.50% due 08/15/40....................  4,479,218  4,629,225
           4.50% due 09/15/40....................    558,636    577,345
           5.00% due 04/15/18....................  1,836,701  1,976,019
           5.00% due 04/15/33....................     22,224     23,727
           5.00% due 08/15/33....................  1,022,298  1,091,528
           5.00% due 09/15/33....................    466,796    498,500
           5.00% due 10/15/33....................    335,368    358,097
           5.00% due 04/15/34....................     15,641     16,695
           5.00% due 11/15/34....................    114,195    121,885
           5.00% due 02/15/35....................     11,001     11,725
           5.00% due 03/15/35....................    372,390    396,886
           5.00% due 04/15/35....................     31,175     33,225
           5.00% due 05/15/35....................    857,535    913,945
           5.00% due 09/15/35....................    418,416    446,013
           5.00% due 10/15/35....................     78,899     84,090
           5.00% due 12/15/35....................     48,284     51,460
           5.00% due 03/15/36....................    567,978    604,954
           5.00% due 05/15/36....................    714,722    759,728
           5.00% due 06/15/36....................    465,889    495,225
           5.00% due 09/15/36....................  1,074,124  1,142,810
           5.00% due 10/15/36....................    314,563    334,370
           5.00% due 11/15/36....................     27,585     29,322
           5.00% due 12/15/36....................    174,551    185,541
           5.00% due 01/15/37....................  1,978,742  2,102,413
           5.00% due 02/15/37....................    983,547  1,045,754
           5.00% due 03/15/37....................    704,972    749,033
           5.00% due 04/15/37....................    694,925    738,357
           5.00% due 08/15/38....................  6,054,738  6,432,214
           5.50% due 11/15/32....................      5,838      6,364
           5.50% due 03/15/33....................    217,482    237,079

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT     (NOTE 2)
       ------------------------------------------------------------------
       GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
          5.50% due 04/15/33....................... $  305,110 $  332,603
          5.50% due 05/15/33.......................    672,293    732,871
          5.50% due 06/15/33.......................  2,946,010  3,211,457
          5.50% due 07/15/33.......................    864,220    942,091
          5.50% due 10/15/33.......................    808,375    881,213
          5.50% due 12/15/33.......................    166,629    181,643
          5.50% due 01/15/34.......................  2,127,792  2,318,186
          5.50% due 02/15/34.......................  1,124,313  1,229,349
          6.00% due 01/15/28.......................      1,762      1,950
          6.00% due 04/15/28.......................    626,391    692,813
          6.00% due 10/15/28.......................      3,256      3,602
          6.00% due 04/15/29.......................     23,062     25,517
          6.00% due 05/15/29.......................     49,976     55,296
          6.00% due 06/15/29.......................     18,102     20,029
          6.00% due 04/15/31.......................     11,187     12,378
          6.00% due 05/15/31.......................     22,644     25,054
          6.00% due 11/15/31.......................    134,456    148,769
          6.00% due 12/15/31.......................     11,806     13,062
          6.00% due 01/15/32.......................     78,894     87,293
          6.00% due 02/15/32.......................     17,204     19,033
          6.00% due 03/15/32.......................      3,631      4,018
          6.00% due 08/15/32.......................    154,002    170,397
          6.00% due 11/15/32.......................     16,417     18,164
          6.00% due 12/15/32.......................      5,293      5,857
          6.00% due 01/15/33.......................     12,543     13,878
          6.00% due 02/15/33.......................     20,434     22,610
          6.00% due 03/15/33.......................     49,025     54,244
          6.00% due 04/15/33.......................    202,619    224,190
          6.00% due 07/15/33.......................    118,420    131,026
          6.00% due 08/15/33.......................  1,135,955  1,256,887
          6.00% due 09/15/33.......................    189,441    209,608
          6.00% due 10/15/33.......................    519,060    574,318
          6.00% due 11/15/33.......................     74,577     82,516
          6.00% due 12/15/33.......................    394,142    436,103
          6.00% due 02/15/34.......................    121,076    134,003
          6.00% due 05/15/34.......................      9,056     10,010
          6.00% due 06/15/34.......................     22,438     24,791
          6.00% due 07/15/34.......................    651,317    722,730
          6.00% due 08/15/34.......................     91,483    101,250
          6.00% due 09/15/34.......................    429,661    474,809
          6.00% due 10/15/34.......................  1,438,889  1,589,823
          6.00% due 12/15/34.......................    205,374    226,917
          6.00% due 06/15/35.......................     47,265     52,208
          6.00% due 08/15/35.......................    109,085    121,448
          6.50% due 02/15/29.......................      6,745      7,639
          6.50% due 05/15/31.......................     10,034     11,364
          6.50% due 06/15/31.......................     25,577     28,966
          6.50% due 07/15/31.......................     20,767     23,519
          6.50% due 08/15/31.......................     35,031     39,673
          6.50% due 09/15/31.......................    109,495    124,003
          6.50% due 10/15/31.......................    147,620    167,180
          6.50% due 11/15/31.......................      6,093      6,900
          6.50% due 01/15/32.......................      9,834     11,137
          6.50% due 02/15/32.......................    218,469    247,416
          7.00% due 07/15/23.......................     13,445     15,445
          7.00% due 10/15/23.......................     25,207     28,957

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)

                                                    PRINCIPAL   VALUE
                  SECURITY DESCRIPTION               AMOUNT    (NOTE 2)
       ------------------------------------------------------------------
       U.S. GOVERNMENT AGENCIES (CONTINUED)
       GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
          7.00% due 09/15/25....................... $121,705  $   140,236
          7.00% due 03/20/29.......................   10,504       12,168
          7.00% due 06/20/29.......................    1,672        1,928
          7.00% due 11/20/30.......................   33,210       38,318
          7.50% due 04/15/17.......................    6,901        7,736
          7.50% due 08/15/23.......................   77,803       90,188
          7.50% due 09/15/23.......................  312,623      362,382
          9.00% due 12/15/16.......................   26,639       30,096
          11.00% due 08/20/15......................       45           45
          11.00% due 09/20/15......................      158          176
          11.50% due 05/20/15......................      835          841
          12.50% due 09/15/14......................    2,616        2,635
          13.00% due 10/20/14......................      572          576
          13.00% due 11/15/14......................      146          147
          13.50% due 02/15/13......................    2,466        2,536
          15.00% due 02/15/12......................      175          176
          15.00% due 06/15/12......................    1,375        1,386
          15.00% due 09/15/12......................      159          160
          15.50% due 09/15/11......................    4,376        4,408
                                                              -----------
                                                               69,712,414
                                                              -----------
       SMALL BUSINESS ADMINISTRATION -- 0.3%
          6.30% due 06/01/18.......................  524,406      571,964
                                                              -----------
       TOTAL U.S. GOVERNMENT AGENCIES
          (cost $68,110,753).......................            71,382,143
                                                              -----------

                                                PRINCIPAL      VALUE
               SECURITY DESCRIPTION              AMOUNT       (NOTE 2)
       ----------------------------------------------------------------
       U.S. GOVERNMENT TREASURIES -- 45.9%
       UNITED STATES TREASURY BONDS -- 7.6%
          3.88% due 08/15/40.................. $ 1,000,000  $    894,844
          4.25% due 11/15/40..................  12,000,000    11,476,872
                                                            ------------
                                                              12,371,716
                                                            ------------
       UNITED STATES TREASURY NOTES -- 38.3%
          1.25% due 10/31/15..................   2,000,000     1,929,844
          1.75% due 07/31/15..................   1,000,000       992,500
          2.63% due 11/15/20..................   5,000,000     4,665,625
          3.13% due 05/15/19..................   1,000,000       999,922
          3.63% due 02/15/21..................  53,000,000    53,753,607
                                                            ------------
                                                              62,341,498
                                                            ------------
       TOTAL U.S. GOVERNMENT TREASURIES
          (cost $74,512,187)..................                74,713,214
                                                            ------------
       TOTAL LONG-TERM INVESTMENT SECURITIES
          (cost $142,622,940).................               146,095,357
                                                            ------------
       REPURCHASE AGREEMENT -- 10.2%
         UBS Securities LLC Joint Repurchase
          Agreement(1)
          (cost $16,580,000)..................  16,580,000    16,580,000
                                                            ------------
       TOTAL INVESTMENTS --
          (cost $159,202,940)(2)..............        99.9%  162,675,357
       Other assets less liabilities..........         0.1       174,481
                                               -----------  ------------
       NET ASSETS                                    100.0% $162,849,838
                                               ===========  ============

--------
(1)See Note 2 for details of Joint Repurchase Agreements.
(2)See Note 5 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2011 (see Note 2):

                                     LEVEL 1--UNADJUSTED  LEVEL 2--OTHER   LEVEL 3--SIGNIFICANT
                                        QUOTED PRICES    OBSERVABLE INPUTS UNOBSERVABLE INPUTS     TOTAL
                                     ------------------- ----------------- -------------------- ------------
ASSETS:
Long-Term Investment Securities:
  U.S. Government Agencies
   Federal Farm Credit Bank.........     $        --       $  1,065,961        $        --      $  1,065,961
   Federal National Mtg. Assoc......              --             31,804                 --            31,804
   Government National Mtg. Assoc...              --         69,712,414                 --        69,712,414
   Small Business Administration....              --            571,964                 --           571,964
  U.S. Government Treasuries........              --         74,713,214                 --        74,713,214
Repurchase Agreement................              --         16,580,000                 --        16,580,000
                                         -----------       ------------        -----------      ------------
TOTAL...............................     $        --       $162,675,357        $        --      $162,675,357
                                         ===========       ============        ===========      ============

See Notes to Financial Statements

        SUNAMERICA GNMA FUND
        PORTFOLIO PROFILE -- MARCH 31, 2011 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                     Government National Mtg. Assoc.. 85.9%
                     United States Treasury Bonds.... 13.2
                     United States Treasury Notes....  0.6
                     Small Business Administration...  0.1
                                                      ----
                                                      99.8%
                                                      ====

CREDIT QUALITY ALLOCATION+#

                         Government -- Treasury.  14.0%
                         Government -- Agency...  86.0
                                                 -----
                                                 100.0%
                                                 =====

--------
*Calculated as a percentage of net assets.
+Source: Standard and Poor's
#Calculated as a percentage of total debt issues, excluding short-term securities.

        SUNAMERICA GNMA FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011

                                                  PRINCIPAL    VALUE
                 SECURITY DESCRIPTION              AMOUNT     (NOTE 2)
       -----------------------------------------------------------------
       U.S. GOVERNMENT AGENCIES -- 86.0%
       GOVERNMENT NATIONAL MTG. ASSOC. -- 85.9%
          4.50% due 05/15/18.................... $   875,072 $   930,970
          4.50% due 08/15/18....................     447,339     475,914
          4.50% due 09/15/18....................   1,453,465   1,546,310
          4.50% due 10/15/18....................   2,072,598   2,204,991
          4.50% due 08/15/33....................   1,543,472   1,604,809
          4.50% due 09/15/33....................   2,348,724   2,442,062
          4.50% due 10/15/38....................     834,718     863,194
          4.50% due 02/15/39....................     784,706     810,985
          4.50% due 05/15/39....................   8,340,093   8,619,400
          4.50% due 06/15/39....................   5,367,800   5,547,565
          4.50% due 09/15/39....................     330,709     341,784
          4.50% due 01/15/40....................     911,254     941,771
          4.50% due 08/15/40....................     925,410     956,401
          4.50% due May TBA.....................  21,500,000  22,104,688
          5.00% due 03/15/18....................     249,070     267,962
          5.00% due 04/15/18....................   2,843,210   3,058,876
          5.00% due 05/15/18....................   4,525,002   4,868,231
          5.00% due 01/15/33....................       5,526       5,900
          5.00% due 05/15/33....................       6,990       7,463
          5.00% due 08/15/33....................   1,460,085   1,558,869
          5.00% due 09/15/33....................   1,378,142   1,473,069
          5.00% due 10/15/33....................   3,465,801   3,700,285
          5.00% due 04/15/34....................      29,288      31,260
          5.00% due 05/15/34....................      91,281      97,428
          5.00% due 11/15/34....................     390,711     417,023
          5.00% due 12/15/34....................     363,210     387,670
          5.00% due 09/15/35....................      10,982      11,705
          5.00% due 10/15/35....................      72,956      77,755
          5.00% due 11/15/35....................      70,911      75,576
          5.00% due 12/15/35....................      38,656      41,199
          5.00% due 02/15/36....................      94,558     100,662
          5.00% due 04/15/36....................     290,308     308,588
          5.00% due 06/15/36....................     837,094     889,805
          5.00% due 07/15/36....................     278,223     295,742
          5.00% due 08/15/36....................      16,448      17,483
          5.00% due 09/15/36....................     483,414     514,534
          5.00% due 10/15/36....................      24,918      26,750
          5.00% due 11/15/36....................     153,840     163,527
          5.00% due 12/15/36....................     557,454     592,557
          5.00% due 01/15/37....................     232,679     247,222
          5.00% due 02/15/37....................     564,488     599,768
          5.00% due 04/15/37....................   3,720,066   3,953,901
          5.00% due 12/15/37....................      13,169      13,992
          5.00% due 04/15/38....................   6,191,695   6,577,709
          5.00% due 05/15/38....................   4,000,030   4,249,408
          5.00% due 06/15/38....................     212,003     225,220
          5.00% due 08/15/38....................     481,875     511,917
          5.00% due 10/15/38....................     568,317     603,787
          5.00% due 01/15/39....................     818,767     869,812
          5.00% due 02/15/39....................   1,742,130   1,850,742
          5.00% due 03/15/39....................   3,106,235   3,299,890
          5.00% due 04/15/39....................   1,617,484   1,718,324
          5.00% due 08/15/39....................   1,796,137   1,908,115
          5.00% due 09/15/39....................      77,797      82,648
          5.00% due 10/15/39....................   6,722,204   7,141,292
          5.00% due 11/15/39....................   4,063,694   4,317,040

                                                    PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT     (NOTE 2)
      --------------------------------------------------------------------
      GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
         5.00% due 12/15/39....................... $ 3,565,763 $ 3,797,220
         5.00% due 04/15/40.......................   3,512,122   3,731,082
         5.00% due 05/15/40.......................  26,669,881  28,332,584
         5.00% due 06/15/40.......................     370,944     394,070
         5.50% due 06/15/29.......................       2,791       3,048
         5.50% due 01/15/32.......................      25,163      27,430
         5.50% due 12/15/32.......................     330,196     359,948
         5.50% due 01/15/33.......................     294,129     320,632
         5.50% due 02/15/33.......................     759,947     828,421
         5.50% due 03/15/33.......................     532,215     580,170
         5.50% due 04/15/33.......................   2,733,116   2,979,380
         5.50% due 05/15/33.......................   3,519,225   3,836,332
         5.50% due 06/15/33.......................   3,651,143   3,980,126
         5.50% due 07/15/33.......................     199,330     217,291
         5.50% due 08/15/33.......................   1,148,064   1,251,509
         5.50% due 09/15/33.......................     197,824     215,649
         5.50% due 10/15/33.......................   3,149,454   3,433,233
         5.50% due 12/15/33.......................   3,204,776   3,493,540
         5.50% due 01/15/34.......................   4,564,488   4,973,815
         5.50% due 02/15/34.......................     726,656     794,287
         5.50% due 04/15/35.......................     906,112     985,774
         5.50% due 07/15/35.......................   1,356,875   1,476,166
         5.50% due 09/15/35.......................  13,517,958  14,706,413
         5.50% due 10/15/35.......................   8,844,375   9,621,943
         5.50% due 11/15/35.......................  12,678,749  13,793,422
         5.50% due 12/15/35.......................   8,888,331   9,669,930
         5.50% due 02/15/36.......................   1,225,377   1,335,789
         5.50% due 03/15/36.......................   5,693,045   6,201,420
         5.50% due 04/15/36.......................     196,653     213,511
         5.50% due 05/15/36.......................   1,580,306   1,718,890
         6.00% due 11/15/23.......................       3,126       3,449
         6.00% due 01/15/24.......................       4,734       5,229
         6.00% due 07/15/28.......................       1,967       2,176
         6.00% due 11/15/28.......................     188,383     208,438
         6.00% due 12/15/28.......................     146,749     162,372
         6.00% due 01/15/29.......................     317,509     351,310
         6.00% due 02/15/29.......................     344,937     381,656
         6.00% due 03/15/29.......................     328,159     363,095
         6.00% due 04/15/29.......................     669,501     740,716
         6.00% due 05/15/29.......................      33,367      36,919
         6.00% due 06/15/29.......................     336,480     372,283
         6.00% due 07/15/29.......................     103,918     114,980
         6.00% due 08/15/29.......................       7,767       8,593
         6.00% due 10/15/29.......................      95,894     106,103
         6.00% due 04/15/31.......................       6,967       7,708
         6.00% due 07/15/31.......................      14,135      15,639
         6.00% due 10/15/31.......................      52,811      58,433
         6.00% due 11/15/31.......................     383,716     424,563
         6.00% due 12/15/31.......................     175,435     194,113
         6.00% due 01/15/32.......................     311,568     344,737
         6.00% due 02/15/32.......................      12,304      13,614
         6.00% due 03/15/32.......................     235,346     260,268
         6.00% due 07/15/32.......................      50,950      56,374
         6.00% due 08/15/32.......................     723,744     800,792
         6.00% due 09/15/32.......................     462,439     511,669
         6.00% due 10/15/32.......................      94,226     104,257

        SUNAMERICA GNMA FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT     (NOTE 2)
       ------------------------------------------------------------------
       U.S. GOVERNMENT AGENCIES (CONTINUED)
       GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
          6.00% due 11/15/32....................... $      818 $      905
          6.00% due 12/15/32.......................     29,026     32,116
          6.00% due 01/15/33.......................    706,538    781,754
          6.00% due 02/15/33.......................    696,428    770,569
          6.00% due 03/15/33.......................    624,691    691,194
          6.00% due 04/15/33.......................    662,626    733,167
          6.00% due 05/15/33.......................    711,844    787,627
          6.00% due 06/15/33.......................    464,277    513,705
          6.00% due 08/15/33.......................    708,533    783,963
          6.00% due 10/15/33.......................    247,542    273,895
          6.00% due 11/15/33.......................    768,821    850,664
          6.00% due 12/15/33.......................  1,525,263  1,687,638
          6.00% due 01/15/34.......................    819,683    905,718
          6.00% due 02/15/34.......................  5,398,710  6,006,855
          6.00% due 03/15/34.......................     74,938     82,799
          6.00% due 04/15/34.......................  1,505,651  1,672,430
          6.00% due 05/15/34.......................    110,717    122,642
          6.00% due 06/15/34.......................    106,982    118,948
          6.00% due 07/15/34.......................  1,408,486  1,566,315
          6.00% due 08/15/34.......................  2,231,069  2,462,234
          6.00% due 09/15/34.......................    131,220    144,834
          6.00% due 10/15/34.......................    326,525    360,776
          6.00% due 11/15/34.......................    466,710    516,106
          6.00% due 12/15/34.......................     54,792     60,693
          6.00% due 01/15/35.......................     51,171     56,546
          6.00% due 02/15/35.......................    295,270    327,310
          6.00% due 04/15/35.......................     34,468     38,062
          6.00% due 05/15/35.......................      6,443      7,197
          6.00% due 06/15/35.......................    154,473    170,580
          6.00% due 11/15/35.......................      6,900      7,682
          6.00% due 12/15/35.......................    737,312    820,367
          6.00% due 01/15/36.......................    514,237    567,089
          6.00% due 02/15/36.......................    806,319    898,614
          6.00% due 03/15/36.......................    298,473    329,359
          6.00% due 04/15/36.......................  1,595,538  1,766,573
          6.00% due 05/15/36.......................  2,665,942  2,947,605
          6.00% due 06/15/36.......................    960,413  1,059,056
          6.00% due 07/15/36.......................    684,674    754,995
          6.00% due 08/15/36.......................      8,829      9,720
          6.00% due 09/15/36.......................     62,148     68,809
          6.00% due 10/15/36.......................    589,761    650,320
          6.00% due 11/15/36.......................    909,170  1,002,551
          6.00% due 09/15/38.......................  7,141,381  7,865,934
          6.50% due 03/15/28.......................     12,206     13,822
          6.50% due 08/15/28.......................     24,120     27,316
          6.50% due 01/15/29.......................      2,291      2,595
          6.50% due 02/15/29.......................        801        907
          6.50% due 03/15/29.......................     69,688     78,922
          6.50% due 04/15/29.......................        805        912
          6.50% due 05/15/29.......................      6,431      7,283
          6.50% due 06/15/29.......................     23,425     26,528
          6.50% due 07/15/29.......................      1,547      1,752
          6.50% due 10/15/29.......................      3,014      3,414
          6.50% due 08/15/31.......................     73,792     83,568
          6.50% due 09/15/31.......................     10,163     11,509
          6.50% due 10/15/31.......................    147,620    167,180

                                                   PRINCIPAL     VALUE
                SECURITY DESCRIPTION                AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------
     GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
        6.50% due 11/15/31....................... $    83,357 $     94,401
        6.50% due 12/15/31.......................      89,459      101,312
        6.50% due 02/15/32.......................     149,012      168,756
        6.50% due 05/15/32.......................     552,319      625,503
        6.50% due 06/15/32.......................      60,741       68,789
        7.00% due 03/15/23.......................      14,466       16,618
        7.00% due 01/20/24.......................         385          440
        7.00% due 03/20/24.......................         358          409
        7.00% due 07/20/25.......................       1,352        1,546
        7.00% due 09/15/25.......................      52,854       60,901
        7.00% due 01/20/29.......................      22,719       26,195
        7.00% due 02/20/29.......................       3,866        4,458
        7.00% due 06/20/29.......................       8,292        9,561
        7.00% due 07/20/29.......................      29,062       33,507
        7.00% due 09/20/29.......................       2,790        3,216
        7.00% due 10/20/29.......................       5,536        6,383
        7.00% due 11/20/29.......................       1,912        2,204
        7.00% due 03/20/30.......................       3,077        3,551
        7.00% due 06/20/30.......................       3,095        3,571
        7.00% due 08/20/30.......................       8,356        9,642
        7.00% due 09/20/30.......................      11,932       13,767
        7.00% due 10/20/30.......................      13,852       15,982
        8.00% due 11/15/26.......................      58,375       68,501
        8.00% due 12/15/29.......................       8,308        9,294
        8.00% due 04/15/30.......................      24,336       28,655
        8.00% due 05/15/30.......................       1,297        1,525
        8.00% due 08/15/30.......................      27,434       32,275
        8.50% due 03/15/17.......................       9,087       10,404
        8.50% due 05/15/21.......................       5,076        5,100
        8.50% due 12/15/22.......................      24,917       29,467
        8.50% due 01/15/23.......................      87,105      103,477
        8.50% due 09/15/24.......................      13,110       15,621
        9.00% due 07/15/16.......................      20,616       23,291
        9.00% due 10/15/16.......................       3,598        3,617
                                                              ------------
                                                               278,777,624
                                                              ------------
     SMALL BUSINESS ADMINISTRATION -- 0.1%
        6.30% due 06/01/18.......................     174,802      190,655
                                                              ------------
     TOTAL U.S. GOVERNMENT AGENCIES
        (cost $266,041,725)......................              278,968,279
                                                              ------------
     U.S. GOVERNMENT TREASURIES -- 13.8%
     UNITED STATES TREASURY BONDS -- 13.2%
        4.25% due 11/15/40.......................  32,000,000   30,604,992
        4.50% due 08/15/39.......................   4,000,000    3,998,752
        4.75% due 02/15/41.......................   8,000,000    8,315,000
                                                              ------------
                                                                42,918,744
                                                              ------------

        SUNAMERICA GNMA FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)

                                                 PRINCIPAL     VALUE
                 SECURITY DESCRIPTION             AMOUNT      (NOTE 2)
        ----------------------------------------------------------------
        U.S. GOVERNMENT TREASURIES (CONTINUED)
        UNITED STATES TREASURY NOTES -- 0.6%
           3.63% due 02/15/21.................. $2,000,000  $  2,028,438
                                                            ------------
        TOTAL U.S. GOVERNMENT TREASURIES
           (cost $44,175,469)..................               44,947,182
                                                            ------------
        TOTAL LONG-TERM INVESTMENT SECURITIES
           (cost $310,217,194).................              323,915,461
                                                            ------------
        TOTAL INVESTMENTS --
           (cost $310,217,194)(1)..............       99.8%  323,915,461
        Other assets less liabilities..........        0.2       488,358
                                                ----------  ------------
        NET ASSETS                                   100.0% $324,403,819
                                                ==========  ============

--------
(1)  See Note 5 for cost of investments on a tax basis.
TBA --Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2011 (see Note 2):

                                     LEVEL 1--UNADJUSTED  LEVEL 2--OTHER   LEVEL 3--SIGNIFICANT
                                        QUOTED PRICES    OBSERVABLE INPUTS UNOBSERVABLE INPUTS     TOTAL
                                     ------------------- ----------------- -------------------- ------------
ASSETS:
Long-Term Investment Securities:
  U.S. Government Agencies
   Government National Mtg. Assoc...     $        --       $278,777,624        $        --      $278,777,624
   Small Business Administration....              --            190,655                 --           190,655
  U.S. Government Treasuries........              --         44,947,182                 --        44,947,182
                                         -----------       ------------        -----------      ------------
TOTAL...............................     $        --       $323,915,461        $        --      $323,915,461
                                         ===========       ============        ===========      ============

See Notes to Financial Statements

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO PROFILE -- MARCH 31, 2011 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Foreign Government Agencies............ 15.9%
                 Diversified Financial Services.........  7.2
                 Federal National Mtg. Assoc............  6.5
                 Federal Home Loan Mtg. Corp............  5.1
                 Oil Companies-Exploration & Production.  3.8
                 Diversified Banking Institutions.......  2.9
                 Banks-Commercial.......................  2.1
                 United States Treasury Notes...........  2.1
                 Telephone-Integrated...................  1.9
                 Medical-Hospitals......................  1.8
                 Pipelines..............................  1.7
                 Cellular Telecom.......................  1.4
                 Cable/Satellite TV.....................  1.4
                 Electric-Generation....................  1.3
                 Special Purpose Entities...............  1.3
                 Insurance-Multi-line...................  1.2
                 Casino Hotels..........................  1.2
                 Banks-Super Regional...................  1.1
                 Independent Power Producers............  1.1
                 Building-Residential/Commercial........  1.1
                 Telecom Services.......................  1.1
                 Coal...................................  1.0
                 Steel-Producers........................  1.0
                 Auto/Truck Parts & Equipment-Original..  0.9
                 Paper & Related Products...............  0.9
                 Rental Auto/Equipment..................  0.8
                 Broadcast Services/Program.............  0.8
                 Oil Companies-Integrated...............  0.8
                 Government National Mtg. Assoc.........  0.7
                 Electric-Integrated....................  0.7
                 Time Deposits..........................  0.7
                 Real Estate Investment Trusts..........  0.6
                 Containers-Paper/Plastic...............  0.6
                 Multimedia.............................  0.6
                 Oil-Field Services.....................  0.5
                 Containers-Metal/Glass.................  0.5
                 Distribution/Wholesale.................  0.5
                 Retail-Restaurants.....................  0.5
                 Real Estate Operations & Development...  0.5
                 Web Hosting/Design.....................  0.5
                 Retail-Apparel/Shoe....................  0.5
                 Commercial Services....................  0.5
                 Consumer Products-Misc.................  0.5
                 Airlines...............................  0.5
                 Chemicals-Diversified..................  0.5
                 Banks-Money Center.....................  0.4
                 Electronic Components-Semiconductors...  0.4
                 Gambling (Non-Hotel)...................  0.4
                 Electronic Components-Misc.............  0.4
                 Building Products-Cement...............  0.4
                 Insurance-Mutual.......................  0.4
                 Decision Support Software..............  0.4
                 Transport-Air Freight..................  0.4
                 Repurchase Agreements..................  0.4
                 Advertising Services...................  0.4
                 Transport-Services.....................  0.4
                 Chemicals-Specialty....................  0.4
                 Computers-Memory Devices...............  0.4
                 Computer Services......................  0.4
                 Building & Construction Products-Misc..  0.4
                 Retail-Drug Store......................  0.3

                   Finance-Investment Banker/Broker..... 0.3
                   Non-Hazardous Waste Disposal......... 0.3
                   Funeral Services & Related Items..... 0.3
                   Building-Heavy Construction.......... 0.3
                   Finance-Other Services............... 0.3
                   United States Treasury Bonds......... 0.3
                   Retail-Toy Stores.................... 0.3
                   Insurance-Life/Health................ 0.3
                   Office Automation & Equipment........ 0.3
                   Finance-Auto Loans................... 0.3
                   Financial Guarantee Insurance........ 0.3
                   Retail-Regional Department Stores.... 0.3
                   Computers-Periphery Equipment........ 0.3
                   Marine Services...................... 0.3
                   Medical-Biomedical/Gene.............. 0.3
                   Music................................ 0.3
                   Oil Refining & Marketing............. 0.3
                   Chemicals-Plastics................... 0.3
                   Satellite Telecom.................... 0.3
                   Diversified Manufacturing Operations. 0.3
                   Consulting Services.................. 0.3
                   Firearms & Ammunition................ 0.3
                   Food-Canned.......................... 0.3
                   MRI/Medical Diagnostic Imaging....... 0.3
                   Retail-Jewelry....................... 0.2
                   Auto-Heavy Duty Trucks............... 0.2
                   Auto-Cars/Light Trucks............... 0.2
                   Enterprise Software/Service.......... 0.2
                   Medical-Drugs........................ 0.2
                   Semiconductor Equipment.............. 0.2
                   Capacitors........................... 0.2
                   Home Furnishings..................... 0.2
                   Medical Products..................... 0.2
                   Retail-Propane Distribution.......... 0.2
                   Cosmetics & Toiletries............... 0.2
                   Gold Mining.......................... 0.2
                   Energy-Alternate Sources............. 0.2
                   Aerospace/Defense.................... 0.2
                   Seismic Data Collection.............. 0.2
                   Dialysis Centers..................... 0.2
                   Machinery-Farming.................... 0.2
                   Oil & Gas Drilling................... 0.2
                   Advanced Materials................... 0.2
                   Metal-Iron........................... 0.2
                   Gas-Distribution..................... 0.2
                   Publishing-Books..................... 0.2
                   Gas-Transportation................... 0.2
                   Oil Field Machinery & Equipment...... 0.2
                   Food-Misc............................ 0.2
                   Printing-Commercial.................. 0.2
                   Sovereign Agency..................... 0.1
                   Medical Instruments.................. 0.1
                   Casino Services...................... 0.1
                   Banks-Fiduciary...................... 0.1
                   Investment Companies................. 0.1
                   Food-Retail.......................... 0.1
                   Medical Labs & Testing Services...... 0.1
                   Metal-Aluminum....................... 0.1
                   Wireless Equipment................... 0.1
                   Wire & Cable Products................ 0.1
                   Diversified Operations............... 0.1

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO PROFILE -- MARCH 31, 2011 -- (UNAUDITED) (CONTINUED)

INDUSTRY ALLOCATION* (CONTINUED)

                       Circuit Boards.............   0.1%
                       Diamonds/Precious Stones...   0.1
                       Steel-Specialty............   0.1
                       Storage/Warehousing........   0.1
                       Motion Pictures & Services.   0.1
                       Transport-Marine...........   0.1
                       Petrochemicals.............   0.1
                       Import/Export..............   0.1
                       Agricultural Operations....   0.1
                       Transport-Rail.............   0.1
                       Finance-Commercial.........   0.1
                       Advertising Agencies.......   0.1
                       Medical-Generic Drugs......   0.1
                       E-Commerce/Services........   0.1
                       Diversified Minerals.......   0.1
                                                   -----
                                                   100.1%
                                                   =====

CREDIT QUALITY+#

                         Government -- Treasury.   2.4%
                         Government -- Agency...  12.4
                         AAA....................   5.0
                         AA.....................   2.1
                         A......................   5.8
                         BBB....................  14.6
                         BB.....................  21.8
                         B......................  22.0
                         CCC....................   7.5
                         CC.....................   0.3
                         C......................   0.1
                         Not Rated@.............   6.0
                                                 -----
                                                 100.0%
                                                 =====

--------
*Calculated as a percentage of net assets.
+Source: Standard and Poor's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating or the rating is unavailable from the data source.

COUNTRY ALLOCATION*

                         United States..........  74.4%
                         Canada.................   2.0
                         Mexico.................   1.6
                         Turkey.................   1.5
                         Luxembourg.............   1.5
                         Brazil.................   1.4
                         United Kingdom.........   1.3
                         Russia.................   1.3
                         Norway.................   1.1
                         Peru...................   1.1
                         Sweden.................   1.0
                         Australia..............   0.8
                         Cayman Islands.........   0.8
                         Ireland................   0.8
                         Bermuda................   0.7
                         Indonesia..............   0.7
                         Netherlands............   0.7
                         Ukrainian SSR..........   0.6
                         Switzerland............   0.5
                         Venezuela..............   0.5
                         Hungary................   0.5
                         Colombia...............   0.5
                         Philippines............   0.5
                         Argentina..............   0.4
                         Japan..................   0.4
                         South Africa...........   0.4
                         Poland.................   0.3
                         Chile..................   0.2
                         Qatar..................   0.2
                         Dominican Republic.....   0.2
                         South Korea............   0.2
                         British Virgin Islands.   0.2
                         Germany................   0.2
                         Gabon..................   0.2
                         France.................   0.1
                         Sri Lanka..............   0.1
                         Uruguay................   0.1
                         Croatia................   0.1
                         Italy..................   0.1
                         Kazakhstan.............   0.1
                         Spain..................   0.1
                         Austria................   0.1
                         Ivory Coast............   0.1
                         India..................   0.1
                         Thailand...............   0.1
                         United Arab Emirates...   0.1
                         El Salvador............   0.1
                         Netherlands Antilles...   0.1
                                                 -----
                                                 100.1%
                                                 =====

--------
*Calculated as a percentage of net assets

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011



                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
       -----------------------------------------------------------------
       ASSET BACKED SECURITIES -- 6.3%
       DIVERSIFIED FINANCIAL SERVICES -- 6.3%
         Avis Budget Rental Car Funding AESOP LLC
          Series 2010-5A, Class A
          3.15% due 03/20/16*...................... $  500,000 $  498,319
         Bank of America Commercial Mtg., Inc.
          Series 2006-5, Class AM
          5.45% due 09/10/47(1)....................    500,000    495,441
         Cajun Global LLC
          Series 2011-1A, Class A2
          6.00% due 02/20/41*......................    500,000    506,505
         Citibank Credit Card Issuance Trust
          Series 2008-A1, Class A1
          5.35% due 02/07/20.......................  1,500,000  1,660,646
         Citibank Omni Master Trust
          Series 2009-A17, Class A17
          4.90% due 11/15/18*......................  1,000,000  1,069,469
         Citigroup Commercial Mtg. Trust VRS
          Series 2008-C7, Class AJ
          6.29% due 12/10/17*......................  1,000,000    886,185
         Citigroup Mortgage Loan Trust, Inc. FRS
          Series 2007-AMC1, Class A2A
          0.30% due 12/25/36.......................  1,042,165    937,688
         Commercial Mtg. Pass Through Certs. VRS
          Series 2005-C6, Class B
          5.24% due 06/10/44(1)....................  1,300,000  1,227,604
         Credit Suisse Mortgage Capital Certs.
          Series 2007-1, Class 5A13
          6.00% due 02/25/37(2)....................    577,738    500,672
         DBUBS Mortgage Trust VRS
          Series 2011-LC1A, Class F
          5.56% due 02/01/21*(1)...................  2,000,000  1,821,132
         Dominos Pizza Master Issuer LLC
          Series 2007-1, Class A2
          5.26% due 04/25/37*......................    391,000    397,843
         Entergy Arkansas Restoration Funding LLC
          Series 2010A, Class A1
          2.30% due 08/01/21.......................    250,000    244,475
         Extended Stay America Trust
          Series 2010-ESHA, Class D
          5.50% due 11/05/15*(1)...................  1,000,000  1,001,890
         Greenwich Capital Commercial
          Funding Corp., VRS
          Series 2007-GG11, Class AM
          5.87% due 12/10/49(1)....................  2,000,000  1,968,642
         Greenwich Capital Commercial
          Funding Corp., VRS
          Series 2007-GG11, Class AJ
          5.87% due 12/10/49(1)....................  3,000,000  2,604,186
         GS Mtg. Securities Corp. II
          Series 2006-GG8, Class AM
          5.59% due 11/10/39(1)....................  1,000,000  1,011,369
         GSAA Trust, FRS
          Series 2006-11, Class 2A2
          0.41% due 07/25/36.......................  5,657,768  2,978,549
         Harborview Mtg. Loan Trust, FRS
          Series 2006-14, Class 2A1A
          0.40% due 01/25/47(2)....................  2,373,382  1,495,648


                                                   PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT**    (NOTE 2)
       ------------------------------------------------------------------
       DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
         JP Morgan Chase Commercial Mtg.
          Securities Corp., VRS
          Series 2010-RR1, Class WBB
          5.74% due 05/20/17*(1).................. $1,500,000 $ 1,513,758
         JP Morgan Mtg. Acquisition Corp. FRS
          Series 2006-CH2, Class AV3
          0.35% due 10/25/36......................  1,500,000   1,227,903
         LB-UBS Commercial Mtg. Trust VRS
          Series 2007-C7, Class AM
          6.17% due 09/15/45(1)...................  1,500,000   1,524,954
         Merrill Lynch/Countrywide
          Commercial Mtg. Trust, VRS
          Series 2007-8, Class AM
          5.96% due 08/12/49(1)...................    500,000     502,018
         Morgan Stanley Capital I VRS
          Series 2005-IQ10, Class B
          5.31% due 09/15/42(1)...................    200,000     197,356
         Morgan Stanley Capital I,
          Series 2006-IQ12, Class AJ
          5.40% due 12/15/43(1)...................  3,000,000   2,707,903
         Morgan Stanley Capital I, VRS
          Series 2007-T27, Class AJ
          5.65% due 06/11/42(1)...................  2,500,000   2,434,193
         Morgan Stanley Capital I VRS
          Series 2006-HQ9, Class AJ
          5.79% due 07/12/44(1)...................  1,400,000   1,403,011
         Morgan Stanley Capital I Pass
          Through Certs. VRS
          Series 2006-HQ9, Class B
          5.83% due 07/05/44(1)...................  1,000,000     988,448
         Morgan Stanley Capital I VRS
          Series 2007-IQ15, Class AM
          5.88% due 06/11/49(1)...................    500,000     497,737
         Sierra Receivables Funding Co.
          Series 2010-3A, Class A
          3.51% due 11/20/25*.....................    162,587     163,132
         Sonic Capital LLC
          Series 2006-1A, Class A2
          5.10% due 12/20/31*.....................    366,627     373,959
         Soundview Home Equity Loan Trust FRS
          Series 2007-OPT1, Class 2A1
          0.33% due 06/25/37......................    651,302     568,833
                                                              -----------
       TOTAL ASSET BACKED SECURITIES
          (cost $34,841,677)......................             35,409,468
                                                              -----------
       CONVERTIBLE BONDS & NOTES -- 0.1%
       TELECOM SERVICES -- 0.1%
         ICO North America, Inc.
          Senior Sec. Notes
          7.50% due 08/15/09+(3)(4)(5)(6)(7)
          (cost $312,925).........................    297,000     359,370
                                                              -----------
       U.S. CORPORATE BONDS & NOTES -- 50.7%
       ADVANCED MATERIALS -- 0.2%
         Polymer Group, Inc.
          Senior Sec. Notes
          7.75% due 02/01/19*.....................  1,000,000   1,031,250
                                                              -----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
      --------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      ADVERTISING AGENCIES -- 0.1%
        Interpublic Group of Cos., Inc.
         Senior Notes
         6.25% due 11/15/14......................... $  341,000 $  372,543
                                                                ----------
      ADVERTISING SERVICES -- 0.4%
        Checkout Holding Corp.
         Senior Notes
         zero coupon due 11/15/15*..................  1,220,000    796,050
        Visant Corp.
         Company Guar. Notes
         10.00% due 10/01/17........................  1,200,000  1,296,000
                                                                ----------
                                                                 2,092,050
                                                                ----------
      AEROSPACE/DEFENSE -- 0.2%
        Spirit Aerosystems, Inc.
         Company Guar. Notes
         7.50% due 10/01/17.........................  1,002,000  1,077,150
                                                                ----------
      AGRICULTURAL CHEMICALS -- 0.0%
        Incitec Pivot Finance LLC
         Company Guar. Notes
         6.00% due 12/10/19*........................     51,000     53,439
                                                                ----------
      AGRICULTURAL OPERATIONS -- 0.1%
        Archer-Daniels-Midland Co.
         Notes
         4.48% due 03/01/21.........................    240,000    243,057
        Archer-Daniels-Midland Co.
         Senior Bonds
         5.77% due 03/01/41.........................    245,000    250,849
                                                                ----------
                                                                   493,906
                                                                ----------
      AIRLINES -- 0.5%
        Delta Air Lines, Inc.
         Senior Sec. Notes
         9.50% due 09/15/14*........................  2,360,000  2,507,500
                                                                ----------
      APPLICATIONS SOFTWARE -- 0.0%
        SS&C Technologies, Inc.
         Company Guar. Notes
         11.75% due 12/01/13........................    237,000    244,999
                                                                ----------
      AUTO-CARS/LIGHT TRUCKS -- 0.2%
        Daimler Finance North America LLC FRS
         Company Guar. Notes
         0.92% due 03/28/14*........................    626,000    626,191
        Daimler Finance North America LLC
         Company Guar. Notes
         3.00% due 03/28/16*........................    667,000    662,114
                                                                ----------
                                                                 1,288,305
                                                                ----------
      AUTO-HEAVY DUTY TRUCKS -- 0.2%
        Navistar International Corp.
         Company Guar. Notes
         8.25% due 11/01/21.........................  1,230,000  1,363,762
                                                                ----------
      AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.9%
        Cooper-Standard Automotive, Inc.
         Company Guar. Notes
         8.50% due 05/01/18.........................  1,250,000  1,337,500


                                                       PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                 AMOUNT**    (NOTE 2)
    ------------------------------------------------------------------------
    AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (CONTINUED)
      Dana Holding Corp.
       Senior Notes
       6.50% due 02/15/19............................. $  125,000 $  124,375
      Dana Holding Corp.
       Senior Notes
       6.75% due 02/15/21.............................  1,175,000  1,175,000
      Johnson Controls, Inc.
       Senior Notes
       5.70% due 03/01/41.............................    210,000    210,267
      Lear Corp.
       Company Guar. Notes
       8.13% due 03/15/20.............................  2,155,000  2,370,500
                                                                  ----------
                                                                   5,217,642
                                                                  ----------
    AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT -- 0.0%
      Exide Corp.
       Escrow Notes
       10.00% due 03/15/25+(4)(5).....................    225,000          0
                                                                  ----------
    BANKS-COMMERCIAL -- 0.8%
      BB&T Corp.
       Senior Notes
       3.20% due 03/15/16.............................    374,000    371,440
      Branch Banking & Trust Co. FRS
       Sub. Notes
       0.61% due 05/23/17.............................    280,000    254,245
      CIT Group, Inc.
       Senior Sec. Notes
       7.00% due 05/01/17.............................  1,560,714  1,562,665
      Credit Suisse New York
       Sub. Notes
       6.00% due 02/15/18.............................    593,000    629,825
      First Horizon National Corp.
       Senior Notes
       5.38% due 12/15/15.............................    355,000    370,895
      KeyBank NA
       Sub. Notes
       7.41% due 10/15/27.............................    128,000    144,961
      Regions Bank
       Sub. Notes
       7.50% due 05/15/18.............................    224,000    236,780
      Regions Financial Corp.
       Senior Notes
       5.75% due 06/15/15.............................    222,000    226,162
      US Bank NA FRS
       Sub. Notes
       3.78% due 04/29/20.............................    360,000    366,616
      Wachovia Bank NA
       Sub. Notes
       6.00% due 11/15/17.............................    402,000    446,341
                                                                  ----------
                                                                   4,609,930
                                                                  ----------
    BANKS-FIDUCIARY -- 0.1%
      State Street Capital Trust IV FRS
       Limited Guar. Notes
       1.31% due 06/15/37.............................    919,000    758,310
                                                                  ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        BANKS-MONEY CENTER -- 0.2%
          Dresdner Funding Trust I
           Jr. Sub. Bonds
           8.15% due 06/30/31*................... $1,375,000 $1,278,750
                                                             ----------
        BANKS-SUPER REGIONAL -- 0.9%
          BAC Capital Trust XIII FRS
           Limited Guar. Notes
           0.71% due 03/15/12(8).................  1,070,000    750,673
          BAC Capital Trust XV FRS
           Limited Guar. Notes
           1.11% due 06/01/56....................    250,000    172,917
          Banc One Corp.
           Sub. Debentures
           8.00% due 04/29/27....................    135,000    163,371
          Bank of America NA
           Sub. Notes
           5.30% due 03/15/17....................    436,000    447,626
          Fifth Third Bancorp
           Senior Notes
           3.63% due 01/25/16....................    207,000    206,818
          Huntington Bancshares, Inc.
           Sub. Notes
           7.00% due 12/15/20....................    213,000    235,153
          JPMorgan Chase Bank NA
           Sub. Notes
           5.88% due 06/13/16....................    213,000    234,533
          KeyCorp
           Senior Notes
           5.10% due 03/24/21....................    192,000    190,815
          PNC Preferred Funding Trust II FRS
           Jr. Sub. Bonds
           6.11% due 03/15/12*(8)................    427,000    356,545
          SunTrust Banks, Inc.
           Senior Notes
           6.00% due 09/11/17....................    205,000    225,680
          SunTrust Banks, Inc.
           Sub. Notes
           6.00% due 02/15/26....................     38,000     36,736
          Wachovia Capital Trust III FRS
           Limited Guar. Notes
           5.80% due 03/15/11(8).................    319,000    292,683
          Wachovia Corp. FRS
           Senior Notes
           0.58% due 06/15/17....................    410,000    393,163
          Wells Fargo & Co. FRS
           Senior Notes
           0.50% due 10/28/15....................    470,000    459,380
          Wells Fargo & Co.
           Notes
           4.60% due 04/01/21....................    527,000    521,153
          Wells Fargo & Co. FRS
           Jr. Sub. Bonds
           7.98% due 03/15/18....................    235,000    257,325
          Wells Fargo Bank NA FRS
           Sub. Notes
           0.52% due 05/16/16....................    350,000    333,863
                                                             ----------
                                                              5,278,434
                                                             ----------


                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     BROADCAST SERVICES/PROGRAM -- 0.8%
       Clear Channel Communications, Inc.
        Company Guar. Notes
        9.00% due 03/01/21*......................... $1,400,000 $1,396,500
       Clear Channel Communications, Inc.
        Company Guar. Notes
        10.75% due 08/01/16.........................    895,000    852,488
       Fisher Communications, Inc.
        Company Guar. Notes
        8.63% due 09/15/14..........................    865,000    887,706
       Nexstar Broadcasting, Inc./Mission
        Broadcasting, Inc.
        Senior Sec. Notes
        8.88% due 04/15/17..........................  1,250,000  1,353,125
                                                                ----------
                                                                 4,489,819
                                                                ----------
     BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 0.1%
       Euramax International, Inc.
        Senior Sec. Notes
        9.50% due 04/01/16*.........................    375,000    380,625
                                                                ----------
     BUILDING PRODUCTS-CEMENT -- 0.3%
       Cemex Finance LLC
        Senior Sec. Notes
        9.50% due 12/14/16..........................  1,755,000  1,889,778
                                                                ----------
     BUILDING-HEAVY CONSTRUCTION -- 0.2%
       New Enterprise Stone & Lime Co.
        Senior Notes
        11.00% due 09/01/18*........................  1,238,000  1,253,475
                                                                ----------
     BUILDING-RESIDENTIAL/COMMERCIAL -- 1.1%
       Beazer Homes USA, Inc.
        Senior Notes
        9.13% due 05/15/19*.........................    800,000    809,000
       K. Hovnanian Enterprises, Inc.
        Senior Sec. Notes
        10.63% due 10/15/16.........................    725,000    770,313
       KB Home
        Company Guar. Notes
        9.10% due 09/15/17..........................    850,000    901,000
       Lennar Corp.
        Company Guar. Notes
        6.95% due 06/01/18..........................    850,000    841,500
       M/I Homes, Inc.
        Company Guar. Notes
        8.63% due 11/15/18*.........................    755,000    755,000
       Standard Pacific Corp.
        Company Guar. Notes
        8.38% due 05/15/18*.........................  1,000,000  1,038,750
       Standard Pacific Corp.
        Sec. Notes
        8.38% due 05/15/18..........................    775,000    805,031
                                                                ----------
                                                                 5,920,594
                                                                ----------
     CABLE/SATELLITE TV -- 1.4%
       CCO Holdings LLC/CCO Holdings Capital Corp.
        Company Guar. Notes
        7.00% due 01/01/19..........................  1,175,000  1,204,375

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                        PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                  AMOUNT**    (NOTE 2)
   -------------------------------------------------------------------------
   U.S. CORPORATE BONDS & NOTES (CONTINUED)
   CABLE/SATELLITE TV (CONTINUED)
     Comcast Corp.
      Company Guar. Notes
      5.90% due 03/15/16............................... $1,030,000 $1,145,717
     COX Communications, Inc.
      Notes
      7.13% due 10/01/12...............................    211,000    229,055
     CSC Holdings LLC
      Senior Notes
      8.63% due 02/15/19...............................  1,025,000  1,173,625
     Echostar DBS Corp.
      Company Guar. Notes
      7.13% due 02/01/16...............................    225,000    240,188
     Echostar DBS Corp.
      Company Guar. Notes
      7.75% due 05/31/15...............................    912,000    998,640
     Insight Communications Co., Inc.
      Senior Notes
      9.38% due 07/15/18*..............................  2,150,000  2,386,500
     TCI Communications, Inc.
      Senior Bonds
      7.13% due 02/15/28...............................    250,000    283,562
                                                                   ----------
                                                                    7,661,662
                                                                   ----------
   CAPACITORS -- 0.2%
     Kemet Corp.
      Senior Sec. Notes
      10.50% due 05/01/18..............................  1,075,000  1,212,062
                                                                   ----------
   CASINO HOTELS -- 1.2%
     CityCenter Holdings LLC/CityCenter Finance Corp.
      Senior Sec. Notes
      10.75% due 01/15/17*(9)..........................  1,425,000  1,471,313
     Eldorado Casino Shreveport/Shreveport Capital
      Corp. 1st Mtg. Notes
      10.00% due 08/01/12(4)(5)(10)....................  1,571,489  1,457,556
     Eldorado Resorts LLC
      Senior Notes
      9.00% due 04/15/14(4)(5).........................    425,000    388,386
     Harrah's Operating Co., Inc.
      Senior Sec. Notes
      11.25% due 06/01/17..............................  1,300,000  1,477,125
     MGM Resorts International, Inc.
      Senior Sec. Notes
      11.13% due 11/15/17..............................    551,000    630,895
     Turning Stone Resort Casino Enterprise
      Senior Notes
      9.13% due 09/15/14*..............................    968,000    997,040
                                                                   ----------
                                                                    6,422,315
                                                                   ----------
   CASINO SERVICES -- 0.1%
     Chukchansi Economic Development Authority
      Senior Notes
      8.00% due 11/15/13*..............................  1,045,000    773,300
                                                                   ----------
   CELLULAR TELECOM -- 1.0%
     Cricket Communications, Inc.
      Company Guar. Notes
      7.75% due 10/15/20...............................  1,500,000  1,511,250


                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     --------------------------------------------------------------------
     CELLULAR TELECOM (CONTINUED)
       Nextel Communications, Inc.
        Company Guar. Notes
        7.38% due 08/01/15.......................... $2,525,000 $2,534,469
       NII Capital Corp.
        Company Guar. Notes
        7.63% due 04/01/21..........................  1,300,000  1,329,250
                                                                ----------
                                                                 5,374,969
                                                                ----------
     CHEMICALS-DIVERSIFIED -- 0.3%
       Dow Chemical Co.
        Senior Notes
        4.25% due 11/15/20..........................    180,000    171,906
       EI du Pont de Nemours & Co. FRS
        Senior Notes
        0.73% due 03/25/14..........................    240,000    240,497
       PPG Industries, Inc.
        Senior Notes
        1.90% due 01/15/16..........................     64,000     60,638
       PPG Industries, Inc.
        Senior Notes
        3.60% due 11/15/20..........................    282,000    265,521
       PPG Industries, Inc.
        Senior Notes
        5.50% due 11/15/40..........................    129,000    125,681
       Solutia, Inc.
        Company Guar. Notes
        7.88% due 03/15/20..........................    540,000    585,900
                                                                ----------
                                                                 1,450,143
                                                                ----------
     CHEMICALS-SPECIALTY -- 0.4%
       Eastman Chemical Co.
        Debentures
        7.25% due 01/15/24..........................    471,000    546,357
       Huntsman International LLC
        Company Guar. Notes
        8.63% due 03/15/21*.........................  1,075,000  1,171,750
       Lubrizol Corp.
        Company Guar. Bonds
        6.50% due 10/01/34..........................    248,000    270,451
                                                                ----------
                                                                 1,988,558
                                                                ----------
     CIRCUIT BOARDS -- 0.1%
       Viasystems, Inc.
        Senior Sec. Notes
        12.00% due 01/15/15*........................    500,000    565,000
                                                                ----------
     COAL -- 1.0%
       Consol Energy, Inc.
        Company Guar. Notes
        8.25% due 04/01/20..........................    675,000    748,406
       Foresight Energy LLC/Foresight Energy Corp.
        Company Guar. Notes
        9.63% due 08/15/17*.........................  1,350,000  1,452,938
       James River Escrow, Inc.
        Senior Notes
        7.88% due 04/01/19*.........................  1,450,000  1,500,750
       Patriot Coal Corp.
        Company Guar. Notes
        8.25% due 04/30/18..........................  1,799,000  1,915,935
                                                                ----------
                                                                 5,618,029
                                                                ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                         PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                    AMOUNT**    (NOTE 2)
 ----------------------------------------------------------------------------
 U.S. CORPORATE BONDS & NOTES (CONTINUED)
 COMMERCIAL SERVICES -- 0.5%
   Ceridian Corp.
    Company Guar. Notes
    11.25% due 11/15/15................................. $2,465,000 $2,563,600
                                                                    ----------
 COMMERCIAL SERVICES-FINANCE -- 0.0%
   Moody's Corp.
    Senior Notes
    5.50% due 09/01/20..................................     77,000     78,102
                                                                    ----------
 COMPUTER SERVICES -- 0.4%
   Affiliated Computer Services, Inc.
    Senior Notes
    5.20% due 06/01/15..................................    234,000    252,339
   Compucom Systems, Inc.
    Senior Sub. Notes
    12.50% due 10/01/15*................................  1,188,000  1,284,525
   International Business Machines Corp.
    Senior Notes
    6.22% due 08/01/27..................................    375,000    431,523
                                                                    ----------
                                                                     1,968,387
                                                                    ----------
 COMPUTERS-MEMORY DEVICES -- 0.2%
   Spansion LLC
    Company Guar. Notes
    7.88% due 11/15/17*.................................    825,000    839,438
                                                                    ----------
 COMPUTERS-PERIPHERY EQUIPMENT -- 0.3%
   CDW Escrow Corp.
    Senior Notes
    8.50% due 04/01/19*.................................  1,550,000  1,551,937
                                                                    ----------
 CONSULTING SERVICES -- 0.3%
   FTI Consulting, Inc.
    Company Guar. Notes
    6.75% due 10/01/20*.................................  1,450,000  1,468,125
                                                                    ----------
 CONSUMER PRODUCTS-MISC. -- 0.5%
   American Achievement Corp.
    Senior Sec. Notes
    10.88% due 04/15/16*................................  1,170,000  1,149,525
   Kimberly-Clark Corp.
    Senior Notes
    5.30% due 03/01/41..................................     84,000     84,873
   Reynolds Group Issuer, Inc./Reynolds
    Group Issuer LLC
    Company Guar. Notes
    9.00% due 04/15/19*.................................  1,253,000  1,296,855
                                                                    ----------
                                                                     2,531,253
                                                                    ----------
 CONTAINERS-METAL/GLASS -- 0.5%
   Ball Corp.
    Company Guar. Notes
    7.38% due 09/01/19..................................    700,000    757,750
   Crown Americas LLC/Crown Americas Capital Corp. III
    Senior Notes
    6.25% due 02/01/21*.................................    950,000    966,625
   Crown Cork & Seal Co., Inc.
    Senior Notes
    7.38% due 12/15/26..................................  1,285,000  1,267,331
                                                                    ----------
                                                                     2,991,706
                                                                    ----------


                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        CONTAINERS-PAPER/PLASTIC -- 0.6%
          Berry Plastics Corp.
           Senior Sec. Notes
           8.25% due 11/15/15.................... $  475,000 $  504,094
          Berry Plastics Corp.
           Senior Sec. Notes
           9.50% due 05/15/18....................    375,000    373,125
          Graphic Packaging International, Inc.
           Company Guar. Notes
           9.50% due 06/15/17*...................    750,000    832,500
          Packaging Dynamics Corp.
           Senior Sec. Notes
           8.75% due 02/01/16....................  1,475,000  1,508,187
                                                             ----------
                                                              3,217,906
                                                             ----------
        COSMETICS & TOILETRIES -- 0.2%
          Revlon Consumer Products Corp.
           Senior Sec. Notes
           9.75% due 11/15/15....................  1,050,000  1,136,625
                                                             ----------
        DECISION SUPPORT SOFTWARE -- 0.4%
          PGS Solutions
           Company Guar. Notes
           9.63% due 02/15/15....................  2,197,000  2,186,015
                                                             ----------
        DIALYSIS CENTERS -- 0.2%
          DaVita, Inc.
           Company Guar. Notes
           6.63% due 11/01/20....................  1,050,000  1,063,125
                                                             ----------
        DISTRIBUTION/WHOLESALE -- 0.5%
          American Tire Distributors, Inc.
           Senior Sec. Notes
           9.75% due 06/01/17....................  1,350,000  1,485,000
          McJunkin Red Man Corp.
           Senior Sec. Notes
           9.50% due 12/15/16*...................  1,425,000  1,442,812
                                                             ----------
                                                              2,927,812
                                                             ----------
        DIVERSIFIED BANKING INSTITUTIONS -- 2.1%
          Bank of America Corp. FRS
           Senior Notes
           1.72% due 01/30/14....................    170,000    172,779
          Bank of America Corp.
           Sub. Notes
           5.42% due 03/15/17....................     13,000     13,272
          Bank of America Corp.
           Notes
           6.50% due 08/01/16....................    711,000    786,810
          Bank of America Corp. FRS
           Jr. Sub. Notes
           8.00% due 01/30/18(8).................  1,995,000  2,145,363
          Bank of America Corp. FRS
           Jr. Sub. Notes
           8.13% due 05/15/18(8).................  1,305,000  1,403,358
          Citigroup, Inc.
           Senior Notes
           4.59% due 12/15/15....................    263,000    271,955
          Citigroup, Inc.
           Sub. Notes
           5.00% due 09/15/14....................    651,000    679,776

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
      --------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      DIVERSIFIED BANKING INSTITUTIONS (CONTINUED)
        Citigroup, Inc.
         Sub. Notes
         6.00% due 10/31/33........................ $  190,000 $   181,429
        GMAC LLC
         Sub. Notes
         8.00% due 12/31/18........................  1,825,000   1,959,594
        Goldman Sachs Group, Inc.
         Sub. Notes
         5.63% due 01/15/17........................    420,000     442,600
        Goldman Sachs Group, Inc.
         Senior Notes
         5.95% due 01/18/18........................    221,000     237,310
        Goldman Sachs Group, Inc.
         Senior Notes
         6.25% due 02/01/41........................    220,000     219,089
        JPMorgan Chase & Co. FRS
         Sub. Notes
         1.54% due 09/01/15........................    451,000     450,998
        JPMorgan Chase & Co.
         Senior Notes
         3.45% due 03/01/16........................    235,000     234,161
        JPMorgan Chase & Co.
         Sub. Notes
         6.13% due 06/27/17........................    445,000     484,249
        JPMorgan Chase & Co. FRS
         Jr. Sub Notes
         7.90% due 04/30/18(8).....................    200,000     218,822
        JPMorgan Chase Capital XXIII FRS
         Limited Guar. Bonds
         1.31% due 05/15/77........................    105,000      86,909
        Morgan Stanley
         Sub. Notes
         4.75% due 04/01/14........................    289,000     301,143
        Morgan Stanley
         Senior Notes
         5.55% due 04/27/17........................    770,000     809,921
        Morgan Stanley
         Senior Notes
         5.95% due 12/28/17........................    263,000     282,498
        Nationsbank Corp.
         Sub. Notes
         7.25% due 10/15/25........................    117,000     122,742
                                                               -----------
                                                                11,504,778
                                                               -----------
      DIVERSIFIED FINANCIAL SERVICES -- 0.9%
        Citigroup Capital XXI FRS
         Company Guar. Bonds
         8.30% due 12/21/57........................  2,950,000   3,068,000
        General Electric Capital Corp.
         Senior Notes
         4.38% due 09/16/20........................    335,000     325,553
        General Electric Capital Corp.
         Senior Notes
         5.88% due 01/14/38........................    504,000     497,586
        General Electric Capital Corp.
         Senior Notes
         6.15% due 08/07/37........................    881,000     900,652


                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
        General Electric Capital Corp.
         Senior Notes
         6.75% due 03/15/32........................ $  279,000 $  306,577
                                                               ----------
                                                               5,098,368
                                                               ----------
      DIVERSIFIED MANUFACTURING OPERATIONS -- 0.3%
        General Electric Co.
         Senior Notes
         5.25% due 12/06/17........................    190,000    206,910
        Harland Clarke Holdings Corp.
         Company Guar. Notes
         9.50% due 05/15/15........................    850,000    840,437
        Harsco Corp.
         Senior Notes
         2.70% due 10/15/15........................    436,000    428,864
                                                               ----------
                                                                1,476,211
                                                               ----------
      E-COMMERCE/SERVICES -- 0.1%
        Expedia, Inc.
         Company Guar. Notes
         8.50% due 07/01/16........................    265,000    288,188
                                                               ----------
      ELECTRIC-DISTRIBUTION -- 0.0%
        Oglethorpe Power Corp.
         1st. Mtg. Notes
         5.38% due 11/01/40........................    215,000    201,622
                                                               ----------
      ELECTRIC-GENERATION -- 1.1%
        AES Corp.
         Senior Notes
         8.00% due 10/15/17........................  1,120,000  1,204,000
        AES Corp.
         Senior Notes
         8.00% due 06/01/20........................  1,000,000  1,080,000
        Allegheny Energy Supply Co. LLC
         Senior Notes
         6.75% due 10/15/39*.......................    381,000    361,750
        Edison Mission Energy
         Senior Notes
         7.00% due 05/15/17........................  1,275,000  1,023,187
        Edison Mission Energy
         Senior Notes
         7.63% due 05/15/27........................  1,200,000    894,000
        Homer City Funding LLC
         Senior Sec. Notes
         8.14% due 10/01/19........................    416,070    378,624
        Midwest Generation LLC
         Pass Through Certs.,
         Series B
         8.56% due 01/02/16(4).....................    362,762    370,018
        Reliant Energy Mid-Atlantic Power
         Holdings LLC Pass Through Certs.,
         Series B
         9.24% due 07/02/17(4).....................    482,792    523,829
        Sithe/Independence Funding Corp.
         Senior Sec. Notes
         9.00% due 12/30/13........................    481,927    492,139
                                                               ----------
                                                                6,327,547
                                                               ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      ELECTRIC-INTEGRATED -- 0.6%
        Ameren Energy Generating Co.
         Senior Notes
         6.30% due 04/01/20........................ $  308,000 $  302,746
        Cleco Power LLC
         Senior Notes
         6.00% due 12/01/40........................    224,000    213,909
        Dominion Resources, Inc.
         Senior Notes
         5.25% due 08/01/33........................    525,000    567,415
        Entergy Louisiana LLC
         1st Mtg. Notes
         4.80% due 05/01/21........................    384,000    379,341
        Exelon Generation Co. LLC
         Senior Notes
         5.75% due 10/01/41........................    262,000    240,331
        FirstEnergy Corp.
         Senior Notes
         7.38% due 11/15/31........................    260,000    281,633
        Great Plains Energy, Inc.
         Senior Notes
         2.75% due 08/15/13........................    165,000    167,056
        Mirant Mid-Atlantic LLC
         Pass Through Certs.,
         Series B
         9.13% due 06/30/17(4).....................    463,314    503,854
        Oncor Electric Delivery Co. LLC
         Senior Sec. Notes
         7.00% due 09/01/22........................    430,000    494,574
        Progress Energy, Inc.
         Senior Notes
         6.00% due 12/01/39........................    245,000    251,854
        Southern Energy, Inc.
         Escrow Notes
         7.90% due 07/15/09+(4)(5).................  1,550,000          0
        Teco Finance, Inc.
         Company Guar. Notes
         6.57% due 11/01/17........................    160,000    181,780
                                                               ----------
                                                                3,584,493
                                                               ----------
      ELECTRONIC COMPONENTS-MISC. -- 0.4%
        Jabil Circuit, Inc.
         Senior Notes
         5.63% due 12/15/20........................    537,000    533,644
        Jabil Circuit, Inc.
         Senior Notes
         7.75% due 07/15/16........................    615,000    698,025
        Jabil Circuit, Inc.
         Senior Notes
         8.25% due 03/15/18........................    948,000  1,075,980
                                                               ----------
                                                                2,307,649
                                                               ----------
      ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.4%
        Freescale Semiconductor, Inc.
         Company Guar. Notes
         9.13% due 12/15/14(9).....................    625,000    643,750
        Freescale Semiconductor, Inc.
         Senior Sec. Notes
         9.25% due 04/15/18*.......................    725,000    793,875


                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        ELECTRONIC COMPONENTS-SEMICONDUCTORS (CONTINUED)
          Freescale Semiconductor, Inc.
           Senior Sec. Notes
           10.13% due 03/15/18*.................. $  600,000 $  672,000
          National Semiconductor Corp.
           Senior Notes
           6.60% due 06/15/17....................    262,000    288,303
                                                             ----------
                                                              2,397,928
                                                             ----------
        ELECTRONICS-MILITARY -- 0.0%
          L-3 Communications Corp.
           Company Guar. Notes
           4.95% due 02/15/21....................    195,000    196,138
                                                             ----------
        ENERGY-ALTERNATE SOURCES -- 0.2%
          Headwaters, Inc.
           Senior Sec. Notes
           7.63% due 04/01/19*...................  1,100,000  1,100,000
                                                             ----------
        ENTERPRISE SOFTWARE/SERVICE -- 0.2%
          Mantech International Corp.
           Company Guar. Notes
           7.25% due 04/15/18....................  1,225,000  1,286,250
                                                             ----------
        FINANCE-AUTO LOANS -- 0.3%
          Ford Motor Credit Co., LLC
           Senior Notes
           5.75% due 02/01/21....................    475,000    469,062
          Ford Motor Credit Co., LLC
           Senior Notes
           12.00% due 05/15/15...................    945,000  1,189,425
                                                             ----------
                                                              1,658,487
                                                             ----------
        FINANCE-COMMERCIAL -- 0.1%
          Textron Financial Corp.
           Senior Notes
           5.40% due 04/28/13....................    377,000    396,431
                                                             ----------
        FINANCE-CREDIT CARD -- 0.0%
          Capital One Capital III
           Limited Guar. Bonds
           7.69% due 08/15/36....................    132,000    135,795
                                                             ----------
        FINANCE-INVESTMENT BANKER/BROKER -- 0.1%
          Jefferies Group, Inc.
           Senior Notes
           3.88% due 11/09/15....................    360,000    359,223
          Lehman Brothers Holdings Capital
           Trust VII FRS
           Limited Guar. Notes
           5.86% due 05/31/12+(6)(8)(11).........    222,000         22
          Lehman Brothers Holdings, Inc.
           Sub. Notes
           6.75% due 12/28/17+(6)(11)............    280,000         28
          Lehman Brothers Holdings, Inc.
           Sub. Notes
           7.50% due 05/11/38+(6)(11)............    361,000         36
          Merrill Lynch & Co., Inc.
           Sub. Notes
           6.05% due 05/16/16....................    400,000    422,756
                                                             ----------
                                                                782,065
                                                             ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        FINANCE-OTHER SERVICES -- 0.3%
          ERAC USA Finance LLC
           Company Guar. Notes
           2.25% due 01/10/14*................... $  261,000 $  260,373
          SquareTwo Financial Corp.
           Senior Sec. Notes
           11.63% due 04/01/17*..................  1,509,000  1,531,635
                                                             ----------
                                                              1,792,008
                                                             ----------
        FINANCIAL GUARANTEE INSURANCE -- 0.3%
          Assured Guaranty Municipal
           Holdings, Inc. FRS
           Company Guar. Notes
           6.40% due 12/15/66*...................  2,475,000  1,621,125
                                                             ----------
        FIREARMS & AMMUNITION -- 0.3%
          FGI Operating Co, Inc.
           Senior Sec. Notes
           10.25% due 08/01/15...................  1,325,000  1,412,781
                                                             ----------
        FOOD-CANNED -- 0.3%
          Blue Merger Sub, Inc.
           Senior Notes
           7.63% due 02/15/19*...................  1,375,000  1,393,906
                                                             ----------
        FOOD-MISC. -- 0.1%
          Kraft Foods, Inc.
           Senior Notes
           6.50% due 02/09/40....................    591,000    631,239
                                                             ----------
        FOOD-RETAIL -- 0.0%
          Ahold Finance USA LLC
           Company Guar. Notes
           6.88% due 05/01/29....................    226,000    247,621
                                                             ----------
        FUNERAL SERVICES & RELATED ITEMS -- 0.3%
          Carriage Services, Inc.
           Company Guar. Notes
           7.88% due 01/15/15....................  1,785,000  1,820,700
                                                             ----------
        GAMBLING (NON-HOTEL) -- 0.4%
          Downstream Development Authority
           Senior Sec. Notes
           12.00% due 10/15/15*..................  1,841,000  1,942,255
          Waterford Gaming LLC
           Senior Notes
           8.63% due 09/15/14*...................  1,136,394    397,738
                                                             ----------
                                                              2,339,993
                                                             ----------
        GAS-DISTRIBUTION -- 0.2%
          KeySpan Gas East Corp.
           Senior Bonds
           5.82% due 04/01/41*...................    490,000    490,065
          Sempra Energy FRS
           Senior Notes
           1.07% due 03/15/14....................    240,000    241,187
          Southern Union Co.
           Senior Notes
           7.60% due 02/01/24....................    240,000    267,045
                                                             ----------
                                                                998,297
                                                             ----------


                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     --------------------------------------------------------------------
     GAS-TRANSPORTATION -- 0.2%
       Sabine Pass LNG LP
        Senior Sec. Notes
        7.25% due 11/30/13.......................... $  950,000 $  971,375
                                                                ----------
     HOME FURNISHINGS -- 0.2%
       Norcraft Cos., LP/Norcraft Finance Corp.
        Senior Sec. Notes
        10.50% due 12/15/15.........................  1,128,000  1,205,550
                                                                ----------
     INDEPENDENT POWER PRODUCERS -- 1.1%
       Calpine Corp.
        Senior Sec. Notes
        7.88% due 07/31/20*.........................  1,280,000  1,360,000
       Calpine Corp.
        Escrow Notes
        8.75% due 07/15/13+(4)(5)...................  4,203,000          0
       Dynegy Roseton/Danskammer
        Pass Through Certs.
        Series B
        7.67% due 11/08/16(4).......................    909,000    859,005
       GenOn Energy, Inc.
        Senior Notes
        9.50% due 10/15/18*.........................    950,000    988,000
       NGC Corp. Capital Trust I
        Company Guar. Bonds
        8.32% due 06/01/27..........................  1,090,000    577,700
       NRG Energy, Inc.
        Company Guar. Notes
        7.38% due 02/01/16..........................    345,000    357,075
       NRG Energy, Inc.
        Company Guar. Notes
        7.63% due 01/15/18*.........................    575,000    596,562
       NRG Energy, Inc.
        Company Guar. Notes
        8.25% due 09/01/20*.........................  1,175,000  1,222,000
                                                                ----------
                                                                 5,960,342
                                                                ----------
     INSURANCE-LIFE/HEALTH -- 0.3%
       Jefferson-Pilot Corp.
        Senior Notes
        4.75% due 01/30/14..........................    227,000    238,620
       Nationwide Financial Services, Inc.
        Senior Notes
        5.90% due 07/01/12..........................    284,000    294,421
       Protective Life Corp.
        Senior Notes
        8.45% due 10/15/39..........................    540,000    602,337
       Prudential Financial, Inc.
        Senior Notes
        4.50% due 11/15/20..........................    370,000    362,417
                                                                ----------
                                                                 1,497,795
                                                                ----------
     INSURANCE-MULTI-LINE -- 0.5%
       Genworth Financial, Inc.
        Senior Notes
        7.63% due 09/24/21..........................    216,000    216,691
       Hartford Financial Services Group, Inc. FRS
        Jr. Sub. Debentures
        8.13% due 06/15/68..........................  2,075,000  2,272,125

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        INSURANCE-MULTI-LINE (CONTINUED)
          Metropolitan Life Global Funding I
           Senior Sec. Notes
           2.88% due 09/17/12*................... $  460,000 $  469,079
                                                             ----------
                                                              2,957,895
                                                             ----------
        INSURANCE-MUTUAL -- 0.4%
          Liberty Mutual Group, Inc.
           Senior Notes
           5.75% due 03/15/14*...................    195,000    204,704
          Liberty Mutual Group, Inc.
           Company Guar. Notes
           7.80% due 03/07/37*...................    727,000    723,365
          Liberty Mutual Group, Inc. FRS
           Company Guar. Notes
           10.75% due 06/15/38*..................    990,000  1,287,000
                                                             ----------
                                                              2,215,069
                                                             ----------
        INVESTMENT COMPANIES -- 0.1%
          Fox Acquisition Sub LLC
           Senior Notes
           13.38% due 07/15/16*..................    672,000    749,280
                                                             ----------
        MACHINERY-FARMING -- 0.2%
          Case New Holland, Inc.
           Senior Notes
           7.88% due 12/01/17*...................    950,000  1,055,687
                                                             ----------
        MARINE SERVICES -- 0.3%
          Great Lakes Dredge & Dock Corp.
           Company Guar. Notes
           7.38% due 02/01/19*...................  1,525,000  1,544,062
                                                             ----------
        MEDICAL INSTRUMENTS -- 0.1%
          Accellent, Inc.
           Senior Sec. Notes
           8.38% due 02/01/17....................    725,000    777,563
                                                             ----------
        MEDICAL LABS & TESTING SERVICES -- 0.1%
          Quest Diagnostics, Inc. FRS
           Company Guar. Notes
           1.16% due 03/24/14....................    342,000    343,002
          Quest Diagnostics, Inc.
           Company Guar. Notes
           4.70% due 04/01/21....................    386,000    382,050
                                                             ----------
                                                                725,052
                                                             ----------
        MEDICAL PRODUCTS -- 0.2%
          Becton Dickinson and Co.
           Senior Notes
           7.00% due 08/01/27....................    295,000    348,588
          Universal Hospital Services, Inc.
           Senior Sec. Notes
           8.50% due 06/01/15(9).................    775,000    808,906
                                                             ----------
                                                              1,157,494
                                                             ----------
        MEDICAL-BIOMEDICAL/GENE -- 0.3%
          Bio-Rad Laboratories, Inc.
           Senior Sub. Notes
           8.00% due 09/15/16....................  1,140,000  1,262,550


                                                 PRINCIPAL    VALUE
                  SECURITY DESCRIPTION           AMOUNT**    (NOTE 2)
         --------------------------------------------------------------
         MEDICAL-BIOMEDICAL/GENE (CONTINUED)
           Genzyme Corp.
            Company Guar. Notes
            3.63% due 06/15/15.................. $  240,000 $   249,322
                                                            -----------
                                                              1,511,872
                                                            -----------
         MEDICAL-HMO -- 0.0%
           CIGNA Corp.
            Senior Bonds
            5.88% due 03/15/41..................    125,000     122,667
                                                            -----------
         MEDICAL-HOSPITALS -- 1.8%
           Capella Healthcare, Inc.
            Company Guar. Notes
            9.25% due 07/01/17*.................  1,350,000   1,437,750
           HCA, Inc.
            Senior Notes
            7.50% due 11/15/95..................  2,375,000   1,947,500
           HCA, Inc.
            Senior Sec. Notes
            8.50% due 04/15/19..................  2,100,000   2,331,000
           Select Medical Corp.
            Company Guar. Notes
            7.63% due 02/01/15..................  1,710,000   1,739,925
           Tenet Healthcare Corp.
            Senior Notes
            9.25% due 02/01/15..................  2,375,000   2,615,469
                                                            -----------
                                                             10,071,644
                                                            -----------
         METAL-IRON -- 0.1%
           Cliffs Natural Resources, Inc.
            Senior Notes
            4.88% due 04/01/21..................    173,000     170,642
           Cliffs Natural Resources, Inc.
            Senior Bonds
            6.25% due 10/01/40..................    245,000     243,365
                                                            -----------
                                                                414,007
                                                            -----------
         MOTION PICTURES & SERVICES -- 0.1%
           NAI Entertainment Holdings LLC
            Senior Sec. Notes
            8.25% due 12/15/17*.................    500,000     535,000
                                                            -----------
         MRI/MEDICAL DIAGNOSTIC IMAGING -- 0.3%
           Radnet Management, Inc.
            Company Guar. Notes
            10.38% due 04/01/18.................  1,370,000   1,385,412
                                                            -----------
         MULTIMEDIA -- 0.6%
           Haights Cross Operating Co. FRS
            Limited Guar. Notes
            16.00% due 03/15/14+(4)(5)..........    461,095     296,830
           Historic TW, Inc.
            Company Guar. Notes
            6.63% due 05/15/29..................    180,000     191,937
           NBC Universal, Inc.
            Senior Notes
            2.88% due 04/01/16*.................    375,000     366,340
           NBC Universal, Inc.
            Senior Notes
            6.40% due 04/30/40*.................    349,000     358,329

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        MULTIMEDIA (CONTINUED)
          News America, Inc.
           Company Guar. Notes
           6.20% due 12/15/34.................... $  495,000 $  497,832
          Time Warner Cos., Inc.
           Company Guar. Notes
           6.95% due 01/15/28....................    409,000    447,954
          Time Warner, Inc.
           Company Guar. Notes
           4.75% due 03/29/21....................    240,000    238,416
          Time Warner, Inc.
           Company Guar. Bonds
           6.25% due 03/29/41....................    343,000    340,788
          Viacom, Inc.
           Senior Notes
           3.50% due 04/01/17....................    336,000    330,804
                                                             ----------
                                                              3,069,230
                                                             ----------
        MUSIC -- 0.3%
          WMG Acquisition Corp.
           Senior Sec. Notes
           9.50% due 06/15/16....................  1,425,000  1,506,937
                                                             ----------
        NETWORKING PRODUCTS -- 0.0%
          Juniper Networks, Inc.
           Senior Notes
           5.95% due 03/15/41....................    240,000    237,003
                                                             ----------
        NON-FERROUS METALS -- 0.0%
          Renco Metals, Inc.
           Company Guar. Notes
           11.50% due 07/01/03+(3)(4)(5)(12).....    500,000          0
                                                             ----------
        NON-HAZARDOUS WASTE DISPOSAL -- 0.3%
          Allied Waste North America, Inc.
           Company Guar. Notes
           6.88% due 06/01/17....................    370,000    403,300
          Allied Waste North America, Inc.
           Company Guar. Notes
           7.13% due 05/15/16....................    113,000    117,944
          Casella Waste Systems, Inc.
           Company Guar. Notes
           7.75% due 02/15/19*...................    525,000    525,000
          Casella Waste Systems, Inc.
           Senior Sec. Notes
           11.00% due 07/15/14...................    700,000    792,750
                                                             ----------
                                                              1,838,994
                                                             ----------
        OFFICE AUTOMATION & EQUIPMENT -- 0.3%
          CDW LLC/CDW Finance Corp.
           Company Guar. Notes
           11.00% due 10/12/15...................  1,575,000  1,708,875
                                                             ----------
        OIL & GAS DRILLING -- 0.1%
          Pride International, Inc.
           Senior Notes
           6.88% due 08/15/20....................    650,000    736,938
                                                             ----------


                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     OIL COMPANIES-EXPLORATION & PRODUCTION -- 3.1%
       Alta Mesa Holdings/Alta Mesa
        Finance Services Corp.
        Senior Notes
        9.63% due 10/15/18*......................... $1,010,000 $1,025,150
       Carrizo Oil & Gas, Inc.
        Company Guar. Notes
        8.63% due 10/15/18*.........................    975,000  1,033,500
       Chaparral Energy, Inc.
        Company Guar. Notes
        8.25% due 09/01/21*.........................  1,800,000  1,854,000
       Chesapeake Energy Corp.
        Company Guar. Notes
        6.63% due 08/15/20..........................  2,035,000  2,167,275
       Chesapeake Energy Corp.
        Company Guar. Notes
        6.88% due 08/15/18..........................    140,000    152,250
       Denbury Resources, Inc.
        Company Guar. Notes
        6.38% due 08/15/21..........................    516,000    528,900
       Encore Acquisition Co.
        Company Guar. Notes
        9.50% due 05/01/16..........................    720,000    811,800
       EV Energy Partners LP / EV Energy
        Finance Corp.
        Company Guar. Notes
        8.00% due 04/15/19*.........................    945,000    961,538
       Hilcorp Energy I LP/Hilcorp Finance Co.
        Senior Notes
        7.63% due 04/15/21*.........................    550,000    576,125
       Hilcorp Energy I LP/Hilcorp Finance Co.
        Senior Notes
        7.75% due 11/01/15*.........................    995,000  1,029,825
       Kerr-McGee Corp.
        Company Guar. Notes
        7.88% due 09/15/31..........................    824,000    939,916
       Linn Energy LLC/Linn Energy
        Finance Corp.
        Senior Notes
        8.63% due 04/15/20*.........................  1,500,000  1,665,000
       Pioneer Natural Resources Co.
        Senior Notes
        7.50% due 01/15/20..........................    540,000    608,163
       Plains Exploration & Production Co.
        Company Guar. Notes
        10.00% due 03/01/16.........................    600,000    676,500
       QEP Resources, Inc.
        Senior Notes
        6.88% due 03/01/21..........................    900,000    945,000
       Range Resources Corp.
        Company Guar. Notes
        6.75% due 08/01/20..........................    125,000    133,125
       SandRidge Energy, Inc.
        Company Guar. Notes
        7.50% due 03/15/21*.........................  1,175,000  1,219,063
       SM Energy Co.
        Senior Notes
        6.63% due 02/15/19*.........................    175,000    179,594
       Union Pacific Resources Group, Inc.
        Senior Bonds
        7.15% due 05/15/28..........................    518,000    547,999

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ----------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        OIL COMPANIES-EXPLORATION & PRODUCTION (CONTINUED)
          W&T Offshore, Inc.
           Company Guar. Notes
           8.25% due 06/15/14*................... $  130,000 $   134,550
                                                             -----------
                                                              17,189,273
                                                             -----------
        OIL COMPANIES-INTEGRATED -- 0.2%
          Hess Corp.
           Senior Notes
           7.88% due 10/01/29....................    691,000     853,208
                                                             -----------
        OIL FIELD MACHINERY & EQUIPMENT -- 0.2%
          Dresser-Rand Group, Inc.
           Company Guar. Notes
           6.50% due 05/01/21*...................    890,000     917,813
                                                             -----------
        OIL REFINING & MARKETING -- 0.3%
          Reliance Holdings USA, Inc.
           Company Guar. Notes
           4.50% due 10/19/20*...................    310,000     292,054
          Western Refining, Inc.
           Senior Sec. Notes
           11.25% due 06/15/17*..................  1,075,000   1,214,750
                                                             -----------
                                                               1,506,804
                                                             -----------
        OIL-FIELD SERVICES -- 0.5%
          Basic Energy Services, Inc.
           Company Guar. Notes
           7.75% due 02/15/19*...................    240,000     247,200
          Exterran Holdings, Inc.
           Company Guar. Notes
           7.25% due 12/01/18*...................    745,000     759,900
          Helix Energy Solutions Group, Inc.
           Company Guar. Notes
           9.50% due 01/15/16*...................  1,195,000   1,260,725
          Key Energy Services, Inc.
           Company Guar. Notes
           6.75% due 03/01/21....................    720,000     732,600
                                                             -----------
                                                               3,000,425
                                                             -----------
        PAPER & RELATED PRODUCTS -- 0.8%
          Caraustar Industries, Inc.
           Senior Sec. Notes
           10.00% due 08/15/14(5)(9).............    198,001     187,111
          Georgia-Pacific LLC
           Company Guar. Notes
           5.40% due 11/01/20*...................    255,000     251,806
          Georgia-Pacific LLC
           Company Guar. Notes
           7.13% due 01/15/17*...................    365,000     387,356
          Georgia-Pacific LLC
           Senior Notes
           7.75% due 11/15/29....................    277,000     304,354
          Mercer International, Inc.
           Company Guar. Notes
           9.50% due 12/01/17*...................    545,000     596,775
          Verso Paper Holdings LLC/Verso
           Paper, Inc.
           Sec. Notes
           8.75% due 02/01/19*...................    447,000     464,880


                                                 PRINCIPAL    VALUE
                 SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
         ------------------------------------------------------------
         PAPER & RELATED PRODUCTS (CONTINUED)
           Verso Paper Holdings LLC/Verso
            Paper, Inc.
            Senior Sec. Notes
            11.50% due 07/01/14................. $  450,000 $  491,625
           Westvaco Corp.
            Company Guar. Notes
            8.20% due 01/15/30..................  1,423,000  1,518,662
                                                            ----------
                                                             4,202,569
                                                            ----------
         PIPELINES -- 1.7%
           CenterPoint Energy Resources Corp.
            Senior Notes
            4.50% due 01/15/21*.................    504,000    494,049
           Copano Energy LLC
            Company Guar. Notes
            8.13% due 03/01/16..................    685,000    714,112
           Copano Energy LLC / Copano Energy
            Finance Corp.
            Company Guar. Notes
            7.13% due 04/01/21..................    335,000    339,188
           Copano Energy LLC/Copano Energy
            Finance Corp.
            Company Guar. Notes
            7.75% due 06/01/18..................    315,000    329,175
           El Paso Corp.
            Senior Notes
            6.50% due 09/15/20*.................    150,000    161,625
           El Paso Natural Gas Co.
            Senior Notes
            8.38% due 06/15/32..................    225,000    275,588
           Energy Transfer Equity LP
            Company Guar. Notes
            7.50% due 10/15/20..................  1,225,000  1,332,187
           Enterprise Products Operating LLC
            Company Guar. Notes
            5.95% due 02/01/41..................    420,000    408,517
           Genesis Energy LP/Genesis Energy
            Finance Corp.
            Company Guar. Notes
            7.88% due 12/15/18*.................    915,000    924,150
           Kinder Morgan Energy Partners LP
            Senior Notes
            6.38% due 03/01/41..................     89,000     89,768
           MarkWest Energy Partners
            LP/MarkWest Energy Finance Corp.
            Company Guar. Notes
            6.50% due 08/15/21..................  1,495,000  1,493,131
           MarkWest Energy Partners
            LP/MarkWest Energy Finance Corp.
            Company Guar. Notes
            6.75% due 11/01/20..................    390,000    399,750
           MarkWest Energy Partners
            LP/MarkWest Energy Finance Corp.
            Company Guar. Notes
            8.75% due 04/15/18..................    210,000    228,900
           Plains All American Pipeline LP/PAA
            Finance Corp.
            Company Guar. Notes
            5.00% due 02/01/21..................    251,000    251,746

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      PIPELINES -- (CONTINUED)
        Plains All American Pipeline LP/PAA
         Finance Corp.
         Company Guar. Notes
         5.63% due 12/15/13......................... $  370,000 $  403,317
        Plains All American Pipeline LP/PAA
         Finance Corp.
         Company Guar. Notes
         6.50% due 05/01/18.........................    328,000    368,712
        Regency Energy Partners LP/Regency
         Energy Finance Corp.
         Company Guar. Notes
         6.88% due 12/01/18.........................    525,000    559,125
        Regency Energy Partners LP/Regency
         Energy Finance Corp.
         Company Guar. Notes
         9.38% due 06/01/16.........................     25,000     28,438
        Southern Star Central Corp.
         Senior Notes
         6.75% due 03/01/16.........................    650,000    659,750
                                                                ----------
                                                                 9,461,228
                                                                ----------
      PRINTING-COMMERCIAL -- 0.2%
        Valassis Communications, Inc.
         Company Guar. Notes
         6.63% due 02/01/21*........................    875,000    849,844
                                                                ----------
      PUBLISHING-BOOKS -- 0.2%
        TL Acquisitions, Inc.
         Senior Notes
         10.50% due 01/15/15*.......................    975,000    994,500
                                                                ----------
      REAL ESTATE INVESTMENT TRUSTS -- 0.6%
        BioMed Realty LP
         Company Guar. Notes
         3.85% due 04/15/16.........................    240,000    237,416
        Brandywine Operating Partnership LP
         Company Guar. Notes
         4.95% due 04/15/18.........................    240,000    237,255
        Brandywine Operating Partnership LP
         Company Guar. Notes
         5.70% due 05/01/17.........................    111,000    114,977
        DuPont Fabros Technology LP
         Company Guar. Notes
         8.50% due 12/15/17.........................  1,125,000  1,238,906
        HCP, Inc.
         Senior Notes
         3.75% due 02/01/16.........................    200,000    201,011
        HCP, Inc.
         Senior Notes
         5.38% due 02/01/21.........................    213,000    215,105
        Health Care REIT, Inc.
         Senior Bonds
         6.50% due 03/15/41.........................    216,000    208,569
        Sabra Health Care LP / Sabra Capital Corp.
         Company Guar. Notes
         8.13% due 11/01/18.........................    850,000    896,750
                                                                ----------
                                                                 3,349,989
                                                                ----------


                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      REAL ESTATE OPERATIONS & DEVELOPMENT -- 0.3%
        First Industrial LP
         Senior Notes
         5.75% due 01/15/16........................ $1,535,000 $1,463,079
                                                               ----------
      RECYCLING -- 0.0%
        Aleris International, Inc.
         Escrow Notes
         9.00% due 12/15/14+(4)(5).................  3,285,000        329
                                                               ----------
      RENTAL AUTO/EQUIPMENT -- 0.8%
        Avis Budget Car Rental LLC/Avis
         Budget Finance, Inc.
         Company Guar. Notes
         9.63% due 03/15/18........................    975,000  1,077,375
        Hertz Corp.
         Company Guar. Notes
         7.50% due 10/15/18*.......................  1,000,000  1,035,000
        RSC Equipment Rental, Inc./RSC
         Holdings III LLC
         Senior Notes
         8.25% due 02/01/21*.......................  1,150,000  1,196,000
        RSC Equipment Rental, Inc./RSC
         Holdings III LLC
         Senior Notes
         9.50% due 12/01/14........................     48,000     50,280
        United Rentals North America, Inc.
         Company Guar. Notes
         8.38% due 09/15/20........................  1,100,000  1,149,500
                                                               ----------
                                                                4,508,155
                                                               ----------
      RETAIL-APPAREL/SHOE -- 0.5%
        Giraffe Acquisition Corp.
         Senior Notes
         9.13% due 12/01/18*.......................  1,150,000  1,115,500
        Limited Brands, Inc.
         Company Guar. Notes
         6.63% due 04/01/21........................    550,000    562,375
        Limited Brands, Inc.
         Senior Notes
         6.95% due 03/01/33........................    397,000    369,210
        Limited Brands, Inc.
         Company Guar. Notes
         7.00% due 05/01/20........................    100,000    105,875
        Limited Brands, Inc.
         Company Guar. Notes
         8.50% due 06/15/19........................    365,000    418,837
                                                               ----------
                                                                2,571,797
                                                               ----------
      RETAIL-BUILDING PRODUCTS -- 0.0%
        Home Depot, Inc.
         Senior Bonds
         5.95% due 04/01/41........................    245,000    244,317
                                                               ----------
      RETAIL-DRUG STORE -- 0.3%
        CVS Caremark Corp.
         Senior Notes
         6.25% due 06/01/27........................    547,000    599,133
        CVS Pass-Through Trust
         Company Guar. Notes
         5.77% due 01/31/33*.......................    214,187    216,025

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                   PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT**    (NOTE 2)
        ----------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        RETAIL-DRUG STORE (CONTINUED)
          Rite Aid Corp.
           Senior Sec. Notes
           10.25% due 10/15/19.................... $  600,000 $  656,250
          Rite Aid Corp.
           Senior Sec. Notes
           10.38% due 07/15/16....................    425,000    457,937
                                                              ----------
                                                               1,929,345
                                                              ----------
        RETAIL-JEWELRY -- 0.2%
          Claire's Stores, Inc.
           Senior Sec. Notes
           8.88% due 03/15/19.....................  1,450,000  1,384,750
                                                              ----------
        RETAIL-PROPANE DISTRIBUTION -- 0.2%
          Ferrellgas LP/Ferrellgas Finance Corp.
           Senior Notes
           6.50% due 05/01/21*....................    505,000    489,850
          Inergy LP/Inergy Finance Corp.
           Senior Notes
           6.88% due 08/01/21*....................    345,000    359,662
          Inergy LP/Inergy Finance Corp.
           Company Guar. Notes
           7.00% due 10/01/18*....................    281,000    292,240
                                                              ----------
                                                               1,141,752
                                                              ----------
        RETAIL-REGIONAL DEPARTMENT STORES -- 0.3%
          Macy's Retail Holdings, Inc.
           Company Guar. Notes
           6.65% due 07/15/24.....................    450,000    459,000
          Macy's Retail Holdings, Inc.
           Company Guar. Notes
           6.90% due 04/01/29.....................    400,000    405,000
          Macy's Retail Holdings, Inc.
           Company Guar. Notes
           7.45% due 10/15/16.....................    679,000    743,505
                                                              ----------
                                                               1,607,505
                                                              ----------
        RETAIL-RESTAURANTS -- 0.5%
          Dave & Buster's, Inc.
           Company Guar. Notes
           11.00% due 06/01/18....................    350,000    379,750
          DineEquity, Inc.
           Senior Notes
           9.50% due 10/30/18*....................  1,150,000  1,247,750
          Landry's Restaurants, Inc.
           Senior Sec. Notes
           11.63% due 12/01/15....................    575,000    619,562
          Wendy's/Arby's Restaurants LLC
           Company Guar. Notes
           10.00% due 07/15/16....................    600,000    660,000
                                                              ----------
                                                               2,907,062
                                                              ----------
        RETAIL-TOY STORES -- 0.3%
          Toys R Us Property Co. II LLC
           Senior Sec. Notes
           8.50% due 12/01/17.....................  1,625,000  1,746,875
                                                              ----------
        RUBBER/PLASTIC PRODUCTS -- 0.0%
          Venture Holdings Co. LLC
           Company Guar. Notes
           11.00% due 06/01/07+(3)(4)(5)(12)......    100,000          0
                                                              ----------


                                                PRINCIPAL    VALUE
                 SECURITY DESCRIPTION           AMOUNT**    (NOTE 2)
          ----------------------------------------------------------
          SAVINGS & LOANS/THRIFTS -- 0.0%
            Amsouth Bank NA
             Sub. Notes
             4.85% due 04/01/13................ $  210,000 $  213,675
                                                           ----------
          SEISMIC DATA COLLECTION -- 0.2%
            Geokinetics Holdings USA, Inc.
             Senior Sec. Notes
             9.75% due 12/15/14................  1,115,000  1,071,794
                                                           ----------
          SPECIAL PURPOSE ENTITIES -- 0.6%
            Capital One Capital V
             Limited Guar. Notes
             10.25% due 08/15/39...............  1,150,000  1,247,750
            Goldman Sachs Capital III FRS
             Company Guar. Notes
             1.08% due 09/02/12(8).............    224,000    173,175
            Local TV Finance LLC
             Senior Notes
             9.25% due 06/15/15*(9)............    681,081    662,351
            Nexeo Solutions LLC / Nexeo
             Solutions Finance Corp.
             Senior Sub.Notes
             8.38% due 03/01/18*...............  1,225,000  1,249,500
                                                           ----------
                                                            3,332,776
                                                           ----------
          STEEL-PRODUCERS -- 0.7%
            JMC Steel Group
             Senior Notes
             8.25% due 03/15/18*...............    975,000    996,937
            Ryerson, Inc.
             Senior Sec. Notes
             12.00% due 11/01/15...............  1,422,000  1,542,870
            Steel Dynamics, Inc.
             Company Guar. Notes
             6.75% due 04/01/15................    340,000    348,075
            Steel Dynamics, Inc.
             Company Guar. Notes
             7.75% due 04/15/16................    975,000  1,038,375
                                                           ----------
                                                            3,926,257
                                                           ----------
          STORAGE/WAREHOUSING -- 0.1%
            Mobile Mini, Inc.
             Company Guar. Notes
             7.88% due 12/01/20*...............    520,000    551,200
                                                           ----------
          TELECOM SERVICES -- 0.7%
            Cincinnati Bell Telephone Co. LLC
             Company Guar. Notes
             7.18% due 12/15/23................     50,000     38,250
            Cincinnati Bell Telephone Co. LLC
             Company Guar. Notes
             7.20% due 11/29/23................    225,000    172,125
            Cincinnati Bell Telephone Co. LLC
             Company Guar. Notes
             7.27% due 12/11/23................    375,000    286,875
            Clearwire Communications
             LLC/Clearwire Finance, Inc.
             Senior Sec. Notes
             12.00% due 12/01/15*..............     75,000     81,000

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
       -----------------------------------------------------------------
       U.S. CORPORATE BONDS & NOTES (CONTINUED)
       TELECOM SERVICES (CONTINUED)
         Embarq Corp.
          Senior Notes
          7.08% due 06/01/16....................... $  332,000 $  377,547
         PAETEC Holding Corp.
          Senior Sec. Notes
          8.88% due 06/30/17.......................  1,550,000  1,670,125
         PAETEC Holding Corp.
          Senior Notes
          9.88% due 12/01/18*......................    350,000    369,250
         Qwest Corp.
          Senior Notes
          8.88% due 03/15/12.......................    839,000    897,730
                                                               ----------
                                                                3,892,902
                                                               ----------
       TELEPHONE-INTEGRATED -- 1.4%
         CenturyLink, Inc.
          Senior Notes
          6.88% due 01/15/28.......................    245,000    247,571
         CenturyTel, Inc.
          Senior Notes
          7.60% due 09/15/39.......................    245,000    262,446
         Cincinnati Bell, Inc.
          Company Guar. Notes
          8.25% due 10/15/17.......................    750,000    755,625
         Cincinnati Bell, Inc.
          Company Guar. Notes
          8.38% due 10/15/20.......................    675,000    663,188
         Frontier Communications Corp.
          Senior Notes
          8.13% due 10/01/18.......................  1,050,000  1,130,062
         Level 3 Financing, Inc.
          Company Guar. Notes
          10.00% due 02/01/18......................  1,025,000  1,026,281
         Qwest Communications International, Inc.
          Company Guar. Notes
          8.00% due 10/01/15.......................  1,175,000  1,296,906
         Sprint Capital Corp.
          Company Guar. Notes
          8.75% due 03/15/32.......................  1,825,000  1,941,344
         Verizon Communications, Inc.
          Senior Notes
          1.95% due 03/28/14.......................    480,000    480,400
         Verizon Virginia, Inc.
          Senior Notes
          4.63% due 03/15/13.......................    250,000    263,655
                                                               ----------
                                                                8,067,478
                                                               ----------
       TOOLS-HAND HELD -- 0.0%
         Snap-On, Inc.
          Senior Notes
          4.25% due 01/15/18.......................    204,000    208,679
                                                               ----------
       TRANSPORT-AIR FREIGHT -- 0.4%
         Atlas Air, Inc.
          Pass Through Certs.
          Series 1991-1, Class A-2
          6.88% due 07/02/11(4)....................     86,819     85,082


                                                PRINCIPAL     VALUE
                 SECURITY DESCRIPTION           AMOUNT**     (NOTE 2)
         --------------------------------------------------------------
         TRANSPORT-AIR FREIGHT (CONTINUED)
           Atlas Air, Inc.
            Pass Through Certs.
            Series 1991-1, Class A-1
            7.20% due 01/02/19(4)               $1,173,034 $  1,149,573
           Atlas Air, Inc.
            Pass Through Certs.
            Series 1991-1, Class B
            7.63% due 01/02/15(4)                   35,810       31,871
           Atlas Air, Inc.
            Pass Through Certs.
            Series 2000-1, Class A
            8.71% due 01/02/20(4)                  325,737      325,737
           Atlas Air, Inc.
            Pass Through Certs.
            Series 2000-1, Class B
            9.06% due 07/02/17(4)                  552,559      558,084
                                                           ------------
                                                              2,150,347
                                                           ------------
         TRANSPORT-EQUIPMENT & LEASING -- 0.0%
           GATX Corp.
            Senior Notes
            3.50% due 07/15/16                     195,000      192,630
                                                           ------------
         TRANSPORT-SERVICES -- 0.2%
           Bristow Group, Inc.
            Company Guar. Notes
            7.50% due 09/15/17                     699,000      734,824
           Ryder System, Inc.
            Senior Notes
            3.15% due 03/02/15                     133,000      133,504
           Ryder System, Inc.
            Senior Notes
            3.60% due 03/01/16                     137,000      138,411
                                                           ------------
                                                              1,006,739
                                                           ------------
         WEB HOSTING/DESIGN -- 0.5%
           Equinix, Inc.
            Senior Notes
            8.13% due 03/01/18                   2,410,000    2,608,825
                                                           ------------
         WIRE & CABLE PRODUCTS -- 0.1%
           Coleman Cable, Inc.
            Company Guar. Notes
            9.00% due 02/15/18                     600,000      631,500
                                                           ------------
         WIRELESS EQUIPMENT -- 0.1%
           American Tower Corp.
            Senior Notes
            4.50% due 01/15/18                     360,000      353,551
           Motorola, Inc.
            Senior Notes
            6.50% due 09/01/25                     241,000      253,591
           Motorola, Inc.
            Senior Notes
            6.63% due 11/15/37                      67,445       72,369
                                                           ------------
                                                                679,511
                                                           ------------
         TOTAL U.S. CORPORATE BONDS & NOTES
            (cost $276,184,239)                             282,512,625
                                                           ------------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
         --------------------------------------------------------------
         FOREIGN CORPORATE BONDS & NOTES -- 9.8%
         BANKS-COMMERCIAL -- 1.1%
           Banco ABC Brasil SA
            Sub. Notes
            7.88% due 04/08/20*.................. $  500,000 $  500,000
           Banco Cruzeiro do Sul SA
            Sub. Notes
            8.88% due 09/22/20*..................    630,000    614,809
           Banco de Credito del Peru
            Senior Notes
            4.75% due 03/16/16*..................    390,000    385,207
           Banco Internacional del Peru SAA
            Senior Notes
            5.75% due 10/07/20*..................    350,000    325,500
           Bangkok Bank PCL
            Senior Notes
            4.80% due 10/18/20*..................    520,000    494,961
           Barclays Bank PLC FRS
            Jr. Sub. Bonds
            5.93% due 12/15/16*(8)...............    396,000    368,280
           Barclays Bank PLC
            Sub. Notes
            6.05% due 12/04/17*..................    185,000    192,747
           Barclays Bank PLC FRS
            Jr. Sub. Notes
            6.86% due 06/15/32*(8)...............    180,000    168,300
           Credit Suisse AG
            Sub. Notes
            5.40% due 01/14/20...................    203,000    205,025
           Groupe BPCE FRS
            Jr. Sub Notes
            3.77% due 03/30/11(8)................    141,000     94,266
           ICICI Bank, Ltd.
            Senior Notes
            5.75% due 11/16/20*..................    525,000    515,812
           ING Bank NV
            Senior Notes
            2.00% due 10/18/13*..................    269,000    266,007
           ING Bank NV
            Senior Notes
            4.00% due 03/15/16*..................    502,000    501,299
           Intesa Sanpaolo SpA FRS
            Notes
            2.71% due 02/24/14*..................    200,000    202,566
           Nordea Bank AB
            Senior Notes
            2.13% due 01/14/14*..................    200,000    199,537
           Nordea Bank AB FRS
            Jr. Sub. Bonds
            8.38% due 03/25/15(8)................    184,000    199,640
           Rabobank Nederland NV
            Company Guar. Notes
            2.13% due 10/13/15...................    281,000    270,989
           Westpac Banking Corp. FRS
            Jr. Sub. Notes
            0.65% due 09/30/11(8)................  1,050,000    661,500
                                                             ----------
                                                              6,166,445
                                                             ----------


                                                 PRINCIPAL    VALUE
                  SECURITY DESCRIPTION           AMOUNT**    (NOTE 2)
          -----------------------------------------------------------
          BANKS-MONEY CENTER -- 0.2%
            ABN Amro Bank NV FRS
             Senior Notes
             2.07% due 01/30/14*................ $  399,000 $  399,217
            ABN Amro Bank NV
             Senior Notes
             3.00% due 01/31/14*................    323,000    322,427
            Lloyds TSB Bank PLC FRS
             Senior Notes
             2.65% due 01/24/14.................    370,000    379,291
            Lloyds TSB Bank PLC
             Company Guar. Notes
             6.50% due 09/14/20*................    205,000    201,537
                                                            ----------
                                                             1,302,472
                                                            ----------
          BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 0.3%
            Corp GEO SAB de CV
             Company Guar. Notes
             9.25% due 06/30/20*................    320,000    356,000
            Desarrolladora Homex SAB de CV
             Company Guar. Notes
             9.50% due 12/11/19*................    450,000    504,000
            Urbi Desarrollos Urbanos SAB de CV
             Company Guar. Notes
             9.50% due 01/21/20*................    550,000    616,000
                                                            ----------
                                                             1,476,000
                                                            ----------
          BUILDING PRODUCTS-CEMENT -- 0.1%
            Rearden G Holdings EINS GmbH
             Company Guar. Notes
             7.88% due 03/30/20*................    380,000    412,300
                                                            ----------
          BUILDING-HEAVY CONSTRUCTION -- 0.1%
            Empresas ICA SAB de CV
             Company Guar. Notes
             8.90% due 02/04/21*................    525,000    543,375
                                                            ----------
          CELLULAR TELECOM -- 0.4%
            Telefonica Moviles Chile SA
             Senior Notes
             2.88% due 11/09/15*................    142,000    136,617
            Vimpel Communications Via VIP
             Finance Ireland, Ltd. OJSC
             Notes
             7.75% due 02/02/21*................  2,150,000  2,257,500
                                                            ----------
                                                             2,394,117
                                                            ----------
          CHEMICALS-DIVERSIFIED -- 0.2%
            OXEA Finance & Cy SCA
             Senior Sec. Notes
             9.50% due 07/15/17*................    950,000  1,036,120
                                                            ----------
          CHEMICALS-PLASTICS -- 0.3%
            Montell Finance Co. BV
             Company Guar. Notes
             8.10% due 03/15/27*................  1,325,000  1,484,000
                                                            ----------
          COMPUTERS-MEMORY DEVICES -- 0.2%
            Seagate HDD Cayman
             Company Guar. Notes
             7.75% due 12/15/18*................  1,100,000  1,138,500
                                                            ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                  PRINCIPAL       VALUE
              SECURITY DESCRIPTION                AMOUNT**       (NOTE 2)
     --------------------------------------------------------------------
     FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
     DIAMONDS/PRECIOUS STONES -- 0.1%
       ALROSA Finance SA
        Company Guar. Notes
        7.75% due 11/03/20*.................. $         525,000 $  561,015
                                                                ----------
     DIVERSIFIED BANKING INSTITUTIONS -- 0.1%
       BNP Paribas
        Bank Guar. Notes
        4.80% due 06/24/15*..................           195,000    202,776
       Credit Agricole SA FRS
        Jr. Sub. Bonds
        6.64% due 05/31/17*(8)...............           239,000    213,905
       HSBC Holdings PLC
        Senior Notes
        5.10% due 04/05/21...................           278,000    279,427
       Natixis FRS
        Sub. Notes
        0.55% due 01/15/19...................           150,000    128,918
                                                                ----------
                                                                   825,026
                                                                ----------
     DIVERSIFIED MINERALS -- 0.1%
       BHP Billiton Finance USA, Ltd.
        Company Guar. Notes
        6.42% due 03/01/26...................           239,000    274,106
                                                                ----------
     DIVERSIFIED OPERATIONS -- 0.1%
       Votorantim Cimentos SA
        Company Guar. Bonds
        7.25% due 04/05/41*..................           625,000    621,219
                                                                ----------
     ELECTRIC-GENERATION -- 0.2%
       AES Andres Dominicana /
        Itabo Dominicana
        Company Guar. Notes
        9.50% due 11/12/20*..................           540,000    575,100
       Emgesa SA ESP
        Senior Notes
        8.75% due 01/25/21*..................  COP1,378,000,000    775,995
                                                                ----------
                                                                 1,351,095
                                                                ----------
     ELECTRIC-INTEGRATED -- 0.1%
       Dubai Electricity & Water Authority
        Senior Notes
        7.38% due 10/21/20*..................           500,000    485,000
                                                                ----------
     FINANCE-INVESTMENT BANKER/BROKER -- 0.1%
       Macquarie Bank, Ltd.
        Sub. Notes
        6.63% due 04/07/21*..................           590,000    589,681
                                                                ----------
     FOOD-RETAIL -- 0.1%
       Cencosud SA
        Company Guar. Notes
        5.50% due 01/20/21*..................           490,000    483,255
                                                                ----------
     FORESTRY -- 0.0%
       Sino-Forest Corp.
        Company Guar. Notes
        6.25% due 10/21/17*..................           250,000    234,422
                                                                ----------
     GOLD MINING -- 0.2%
       Gold Fields Orogen Holding BVI, Ltd.
        Company Guar. Notes
        4.88% due 10/07/20*..................         1,176,000  1,128,534
                                                                ----------


                                                   PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        IMPORT/EXPORT -- 0.1%
          Marfrig Overseas, Ltd.
           Company Guar. Notes
           9.50% due 05/04/20*.................... $  480,000 $  500,400
                                                              ----------
        INDEPENDENT POWER PRODUCERS -- 0.0%
          AES Drax Energy, Ltd.
           Sec. Notes
           11.50% due 08/30/10(3)(4)(5)(13).......    725,000          0
                                                              ----------
        INSURANCE-LIFE/HEALTH -- 0.0%
          Dai-ichi Life Insurance Co., Ltd. FRS
           Sub. Notes
           7.25% due 07/25/21*(8).................    214,000    211,551
                                                              ----------
        INSURANCE-MULTI-LINE -- 0.7%
          Aegon NV FRS
           Jr. Sub. Notes
           3.54% due 07/15/14(8)..................    111,000     81,308
          Catlin Insurance Co., Ltd. FRS
           Jr. Sub. Notes
           7.25% due 01/19/17*(8).................  3,117,000  2,937,772
          XL Capital, Ltd.
           Senior Notes
           5.25% due 09/15/14.....................    488,000    514,097
          XL Capital, Ltd.
           Senior Notes
           6.38% due 11/15/24.....................    318,000    330,764
                                                              ----------
                                                               3,863,941
                                                              ----------
        INSURANCE-REINSURANCE -- 0.0%
          Validus Holdings, Ltd.
           Senior Notes
           8.88% due 01/26/40.....................    229,000    240,484
                                                              ----------
        MEDICAL-DRUGS -- 0.1%
          AstraZeneca PLC
           Senior Notes
           5.90% due 09/15/17.....................    250,000    285,411
          Sanofi-Aventis SA
           Senior Notes
           4.00% due 03/29/21.....................    240,000    236,040
                                                              ----------
                                                                 521,451
                                                              ----------
        MEDICAL-GENERIC DRUGS -- 0.1%
          Teva Pharmaceutical Finance III BV FRS
           Company Guar. Notes
           0.81% due 03/21/14.....................    288,000    289,015
                                                              ----------
        METAL-ALUMINUM -- 0.1%
          Novelis, Inc.
           Company Guar. Notes
           8.75% due 12/15/20*....................    625,000    687,500
                                                              ----------
        METAL-IRON -- 0.1%
          Ferrexpo Finance PLC
           Company Guar. Notes
           7.88% due 04/07/16*....................    600,000    600,000
                                                              ----------
        OIL & GAS DRILLING -- 0.1%
          Transocean, Inc.
           Company Guar. Notes
           4.95% due 11/15/15.....................    297,000    313,872
                                                              ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                  PRINCIPAL   VALUE
                  SECURITY DESCRIPTION            AMOUNT**   (NOTE 2)
          -----------------------------------------------------------
          FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
          OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.7%
            Alliance Oil Co., Ltd.
             Senior Notes
             9.88% due 03/11/15*................. $470,000  $  511,172
            Compton Petroleum Finance Corp.
             Company Guar. Notes
             10.00% due 09/15/17.................  875,929     621,910
            KazMunayGas National Co.
             Senior Notes
             6.38% due 04/09/21*.................  540,000     557,550
            MEG Energy Corp.
             Company Guar. Notes
             6.50% due 03/15/21*.................  965,000     980,681
            Nexen, Inc.
             Senior Notes
             7.50% due 07/30/39..................  441,000     496,576
            OPTI Canada, Inc.
             Senior Sec. Notes
             7.88% due 12/15/14..................  978,000     517,117
                                                            ----------
                                                             3,685,006
                                                            ----------
          OIL COMPANIES-INTEGRATED -- 0.6%
            BP Capital Markets PLC
             Company Guar. Notes
             3.13% due 10/01/15..................  387,000     389,164
            BP Capital Markets PLC
             Company Guar. Notes
             3.88% due 03/10/15..................  350,000     363,429
            BP Capital Markets PLC
             Company Guar. Notes
             4.74% due 03/11/21..................  480,000     480,895
            ConocoPhillips Canada Funding Co. I
             Notes
             5.63% due 10/15/16..................  405,000     457,409
            ENI SpA
             Senior Notes
             5.70% due 10/01/40*.................  419,000     385,603
            Norsk Hydro A/S
             Company Guar. Notes
             7.15% due 11/15/25..................  552,000     674,353
            Total Capital SA
             Company Guar. Notes
             2.30% due 03/15/16..................  609,000     593,072
                                                            ----------
                                                             3,343,925
                                                            ----------
          PAPER & RELATED PRODUCTS -- 0.1%
            Inversiones CMPC SA
             Company Guar. Notes
             4.75% due 01/19/18*.................  276,000     271,566
            PE Paper Escrow GmbH
             Senior Sec. Notes
             12.00% due 08/01/14*................  475,000     549,813
                                                            ----------
                                                               821,379
                                                            ----------
          PETROCHEMICALS -- 0.1%
            Braskem Finance, Ltd.
             Company Guar. Notes
             7.00% due 05/07/20*.................  470,000     509,950
                                                            ----------


                                                 PRINCIPAL    VALUE
                  SECURITY DESCRIPTION           AMOUNT**    (NOTE 2)
          -----------------------------------------------------------
          PIPELINES -- 0.0%
            TransCanada Pipelines, Ltd. FRS
             Jr. Sub. Notes
             6.35% due 05/15/17(8).............. $  272,000 $  273,109
                                                            ----------
          REAL ESTATE OPERATIONS & DEVELOPMENT -- 0.2%
            Country Garden Holdings Co.
             Senior Notes
             11.13% due 02/23/18*...............    410,000    416,150
            Country Garden Holdings Co.
             Senior Notes
             11.25% due 04/22/17*...............    500,000    518,125
            Longfor Properties Co., Ltd.
             Company Guar. Notes
             9.50% due 04/07/16*................    450,000    450,000
                                                            ----------
                                                             1,384,275
                                                            ----------
          SATELLITE TELECOM -- 0.3%
            Intelsat Jackson Holdings SA
             Company Guar. Notes
             7.25% due 04/01/19*................  1,475,000  1,476,844
                                                            ----------
          SEMICONDUCTOR EQUIPMENT -- 0.2%
            MagnaChip Semiconductor
             SA/MagnaChip Semiconductor
             Finance Co.
             Company Guar. Notes
             10.50% due 04/15/18................  1,100,000  1,229,250
                                                            ----------
          SOVEREIGN AGENCY -- 0.1%
            Eskom Holdings, Ltd.
             Senior Notes
             5.75% due 01/26/21*................    430,000    435,912
                                                            ----------
          SPECIAL PURPOSE ENTITIES -- 0.6%
            Alfa Bank OJSC Via Alfa Bond
             Issuance PLC
             Company Guar. Notes
             7.88% due 09/25/17*................    400,000    423,163
            Hellas Telecommunications
             Luxembourg II FRS
             Sub. Notes
             6.03% due 01/15/15*+(11)(13).......  1,330,000     16,625
            LBG Capital No.1 PLC FRS
             Bank Guar. Notes
             8.00% due 06/15/20*(8).............  2,600,000  2,483,000
            SMFG Preferred Capital, Ltd. FRS
             Jr. Sub. Notes
             6.08% due 01/25/17*(8).............    373,000    358,080
                                                            ----------
                                                             3,280,868
                                                            ----------
          STEEL-PRODUCERS -- 0.3%
            Essar Steel Algoma, Inc.
             Senior Sec. Notes
             9.38% due 03/15/15*................  1,025,000  1,025,000
            Severstal OAO Via Steel Capital SA
             Notes
             6.70% due 10/25/17*................    520,000    531,839
                                                            ----------
                                                             1,556,839
                                                            ----------
          STEEL-SPECIALTY -- 0.1%
            APERAM
             Senior Notes
             7.38% due 04/01/16*................    275,000    279,812

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                PRINCIPAL    VALUE
                 SECURITY DESCRIPTION           AMOUNT**    (NOTE 2)
         -------------------------------------------------------------
         FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
         STEEL-SPECIALTY (CONTINUED)
           APERAM
            Senior Notes
            7.75% due 04/01/18*................ $  270,000 $   275,400
                                                           -----------
                                                               555,212
                                                           -----------
         SUPRANATIONAL BANKS -- 0.0%
           Asian Development Bank
            Senior Bonds
            5.82% due 06/16/28.................    181,000     199,786
                                                           -----------
         TELECOM SERVICES -- 0.3%
           Wind Acquisition Finance SA
            Senior Sec. Notes
            7.25% due 02/15/18*................  1,370,000   1,431,650
                                                           -----------
         TELEPHONE-INTEGRATED -- 0.5%
           Axtel SAB de CV
            Company Guar. Notes
            9.00% due 09/22/19.................    540,000     518,400
           Telecom Italia Capital SA
            Company Guar. Bonds
            5.25% due 10/01/15.................    621,000     642,772
           Telecom Italia Capital SA
            Company Guar. Notes
            7.18% due 06/18/19.................    384,000     419,762
           Telefonica Emisiones SAU FRS
            Company Guar. Notes
            0.64% due 02/04/13.................    365,000     361,550
           Telefonica Emisiones SAU
            Company Guar. Notes
            3.99% due 02/16/16.................    190,000     190,920
           Telemar Norte Leste SA
            Senior Notes
            5.50% due 10/23/20*................    600,000     589,500
                                                           -----------
                                                             2,722,904
                                                           -----------
         TRANSPORT-MARINE -- 0.1%
           SCF Capital, Ltd.
            Company Guar. Notes
            5.38% due 10/27/17*................    540,000     525,789
                                                           -----------
         TRANSPORT-RAIL -- 0.1%
           Canadian Pacific Railway Co.
            Notes
            6.50% due 05/15/18.................    350,000     400,321
                                                           -----------
         TRANSPORT-SERVICES -- 0.2%
           Asciano Finance, Ltd.
            Company Guar. Notes
            5.00% due 04/07/18*................    147,000     146,203
           Inversiones Alsacia SA
            Company Guar. Notes
            8.00% due 08/18/18*................    640,000     604,743
           Transnet, Ltd.
            Senior Notes
            4.50% due 02/10/16*................    300,000     306,257
                                                           -----------
                                                             1,057,203
                                                           -----------
         TOTAL FOREIGN CORPORATE BONDS & NOTES
            (cost $54,608,847).................             54,625,118
                                                           -----------


                                                PRINCIPAL      VALUE
               SECURITY DESCRIPTION             AMOUNT**      (NOTE 2)
        --------------------------------------------------------------
        FOREIGN GOVERNMENT AGENCIES -- 15.9%
        SOVEREIGN -- 15.9%
          Bolivarian Republic of Venezuela
           Bonds
           12.75% due 08/23/22..............   $   1,830,000 $1,582,950
          Dominican Republic
           Bonds
           7.50% due 05/06/21...............         750,000    763,125
          Dominican Republic
           Senior Notes
           7.50% due 05/06/21*..............         540,000    549,450
          Federal Republic of Brazil
           Senior Notes
           4.88% due 01/22/21...............         650,000    663,000
          Federal Republic of Brazil
           Senior Notes
           5.63% due 01/07/41...............         724,000    711,330
          Federal Republic of Brazil
           Senior Bonds
           7.13% due 01/20/37...............         430,000    508,475
          Federal Republic of Brazil
           Notes
           8.00% due 01/15/18...............       1,018,889  1,197,194
          Federal Republic of Brazil
           Bonds
           8.25% due 01/20/34...............         495,000    654,638
          Federal Republic of Brazil
           Notes
           8.75% due 02/04/25...............       1,820,000  2,457,000
          Federal Republic of Germany
           Bonds
           4.25% due 07/04/39............... EUR     292,000    443,328
          Gabonese Republic
           Bonds
           8.20% due 12/12/17...............         700,000    820,750
          Government of Australia
           Bonds
           5.75% due 06/15/11............... AUD   2,190,000  2,269,688
          Government of Bermuda
           Senior Notes
           5.60% due 07/20/20*..............         340,000    359,550
          Government of Canada
           Bonds
           4.25% due 06/01/18............... CAD   2,500,000  2,774,085
          Government of Canada
           Bonds
           5.75% due 06/01/29............... CAD   2,220,000  2,903,952
          Government of Japan
           Senior Bonds
           2.10% due 03/20/27............... JPY 163,600,000  2,039,298
          Government of Poland
           Bonds
           5.00% due 10/24/13............... PLN   4,020,000  1,410,739
          Kingdom of Norway
           Bonds
           4.25% due 05/19/17............... NOK  14,970,000  2,816,114
          Kingdom of Norway
           Bonds
           5.00% due 05/15/15............... NOK  14,275,000  2,746,536

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                               PRINCIPAL      VALUE
                SECURITY DESCRIPTION           AMOUNT**      (NOTE 2)
          -----------------------------------------------------------
          FOREIGN GOVERNMENT AGENCIES (CONTINUED)
          SOVEREIGN -- 15.9%
            Kingdom of Sweden
             Bonds
             4.25% due 03/12/19............. SEK 12,230,000 $2,065,492
            Kingdom of Sweden
             Bonds
             4.50% due 08/12/15............. SEK 19,640,000  3,299,211
            New South Wales Treasury Corp.
             Government Guar. Bonds
             6.00% due 05/01/12............. AUD  1,228,000  1,283,927
            Republic of Argentina
             Notes
             2.50% due 12/31/38(14).........      1,764,761    761,494
            Republic of Argentina
             Senior Bonds
             8.28% due 12/31/33.............      2,043,794  1,822,043
            Republic of Colombia
             Senior Bonds
             6.13% due 01/18/41.............        510,000    520,200
            Republic of Colombia
             Senior Bonds
             7.38% due 09/18/37.............        970,000  1,151,875
            Republic of Colombia
             Senior Bonds
             8.13% due 05/21/24.............        360,000    455,940
            Republic of Croatia
             Bonds
             6.38% due 03/24/21*............        610,000    610,763
            Republic of El Salvador
             Senior Bonds
             8.25% due 04/10/32.............        420,000    455,700
            Republic of Hungary
             Senior Notes
             6.25% due 01/29/20.............        530,000    539,275
            Republic of Hungary
             Bonds
             6.38% due 03/29/21.............      1,270,000  1,271,270
            Republic of Hungary
             Bonds
             7.63% due 03/29/41.............      1,256,000  1,257,256
            Republic of Indonesia
             Senior Bonds
             5.88% due 03/13/20.............        900,000    959,625
            Republic of Indonesia
             Senior Bonds
             6.88% due 01/17/18.............        880,000    996,600
            Republic of Indonesia
             Senior Bonds
             8.50% due 10/12/35.............        620,000    798,250
            Republic of Indonesia
             Senior Notes
             11.63% due 03/04/19............        800,000  1,148,000
            Republic of Ivory Coast
             Senior Bonds
             2.50% due 12/31/32(11).........      1,140,000    527,250
            Republic of Peru
             Senior Bonds
             5.63% due 11/18/50.............        740,000    669,700


                                             PRINCIPAL      VALUE
               SECURITY DESCRIPTION          AMOUNT**      (NOTE 2)
           --------------------------------------------------------
           SOVEREIGN (CONTINUED)
             Republic of Peru
              Senior Bonds
              6.55% due 03/14/37..........   $    820,000 $  887,650
             Republic of Peru
              Senior Bonds
              7.35% due 07/21/25..........        856,000  1,017,356
             Republic of Peru
              Senior Bonds
              7.84% due 08/12/20.......... PEN  2,497,000    954,829
             Republic of Peru
              Senior Bonds
              8.75% due 11/21/33..........        720,000    966,600
             Republic of South Africa
              Senior Notes
              5.88% due 05/30/22..........      1,100,000  1,179,750
             Republic of South Korea
              Senior Bonds
              7.13% due 04/16/19..........      1,000,000  1,178,656
             Republic of Sri Lanka
              Senior Notes
              6.25% due 10/04/20..........        810,000    787,725
             Republic of the Philippines
              Senior Bonds
              6.25% due 01/14/36.......... PHP 37,000,000    805,262
             Republic of the Philippines
              Senior Bonds
              7.75% due 01/14/31..........        330,000    398,063
             Republic of the Philippines
              Senior Bonds
              10.63% due 03/16/25.........        865,000  1,283,444
             Republic of Turkey
              Senior Bonds
              5.63% due 03/30/21..........      1,125,000  1,147,500
             Republic of Turkey
              Bonds
              6.00% due 01/14/41..........        600,000    561,000
             Republic of Turkey
              Senior Notes
              6.75% due 04/03/18..........      1,040,000  1,159,600
             Republic of Turkey
              Senior Notes
              6.88% due 03/17/36..........        475,000    502,788
             Republic of Turkey
              Senior Notes
              7.00% due 06/05/20..........      2,350,000  2,655,500
             Republic of Turkey
              Senior Notes
              7.38% due 02/05/25..........        805,000    927,762
             Republic of Turkey
              Senior Notes
              7.50% due 11/07/19..........        690,000    803,850
             Republic of Turkey
              Senior Notes
              8.00% due 02/14/34..........        611,000    732,283
             Republic of Ukraine
              Bonds
              6.58% due 11/21/16..........        390,000    395,460

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                          PRINCIPAL      VALUE
               SECURITY DESCRIPTION       AMOUNT**      (NOTE 2)
             -----------------------------------------------------
             FOREIGN GOVERNMENT AGENCIES (CONTINUED)
             SOVEREIGN (CONTINUED)
               Republic of Uruguay
                Bonds
                8.00% due 11/18/22.....   $    610,000 $   759,450
               Republic of Venezuela
                Senior Bonds
                5.75% due 02/26/16.....      1,015,000     751,100
               Republic of Venezuela
                Senior Bonds
                8.50% due 10/08/14.....        880,000     802,560
               Russian Federation
                Senior Bonds
                5.00% due 04/29/20*....      1,400,000   1,415,750
               Russian Federation
                Senior Bonds
                7.50% due 03/31/30(14).      1,250,315   1,457,405
               Russian Federation
                Bonds
                7.85% due 03/10/18*.... RUB 45,000,000   1,619,126
               Russian Federation
                Notes
                12.75% due 06/24/28....      1,100,000   1,923,625
               State of Qatar
                Bonds
                5.25% due 01/20/20.....        750,000     778,500
               State of Qatar
                Bonds
                6.55% due 04/09/19.....        560,000     631,400
               Swiss Confederation
                Bonds
                2.00% due 10/12/16..... CHF  1,210,000   1,350,525
               Swiss Confederation
                Bonds
                3.00% due 05/12/19..... CHF  1,370,000   1,628,710
               Ukraine Government
                Bonds
                7.75% due 09/23/20.....      1,000,000   1,030,000
               Ukraine Government
                Senior Notes
                7.95% due 02/23/21*....      1,550,000   1,588,966
               United Mexican States
                Senior Notes
                5.13% due 01/15/20.....      1,084,000   1,133,864
               United Mexican States
                Senior Notes
                6.05% due 01/11/40.....         20,000      20,600
               United Mexican States
                Bonds
                7.25% due 12/15/16..... MXN 19,600,000   1,666,126
               United Mexican States
                Senior Notes
                7.50% due 04/08/33.....        840,000   1,028,580
               United Mexican States
                Senior Notes
                8.13% due 12/30/19.....        950,000   1,274,900
               United Mexican States
                Senior Bonds
                8.30% due 08/15/31.....        870,000   1,159,710
                                                       -----------
                                                        88,631,048
                                                       -----------


                                                PRINCIPAL     VALUE
                SECURITY DESCRIPTION            AMOUNT**     (NOTE 2)
        --------------------------------------------------------------
        SOVEREIGN AGENCY -- 0.0%
          European Union
           Bonds
           3.25% due 04/04/18................. EUR  190,000 $   265,622
                                                            -----------
        TOTAL FOREIGN GOVERNMENT AGENCIES
           (cost $86,577,458).................               88,896,670
                                                            -----------
        U.S. GOVERNMENT AGENCIES -- 12.3%
        FEDERAL HOME LOAN MTG. CORP. -- 5.1%
           4.50% due 02/01/20.................       92,859      97,993
           4.50% due 08/01/20.................      175,105     184,785
           4.50% due 01/01/39.................      341,336     347,586
           5.00% due 09/01/18.................      215,301     230,421
           5.00% due 07/01/20.................      322,582     344,832
           5.00% due 01/01/24.................      483,142     513,146
           5.00% due 02/01/34.................      212,844     223,691
           5.00% due 03/01/34.................    1,499,256   1,574,261
           5.00% due 05/01/34.................      170,319     179,031
           5.00% due 02/01/35.................      288,348     302,773
           5.00% due 07/01/35.................      451,882     473,923
           5.00% due 08/01/35.................      494,989     519,133
           5.00% due 04/01/36.................      270,548     283,744
           5.00% due 05/01/36.................      163,106     170,756
           5.00% due 08/01/36.................      222,767     233,215
           5.00% due 03/01/39.................    1,375,293   1,439,456
           5.00% due 08/01/39.................    3,030,935   3,172,334
           5.00% due 07/01/40.................    1,000,000   1,045,027
           5.50% due 05/01/37.................      746,469     800,691
           5.50% due 06/01/37.................      224,463     239,961
           5.50% due 09/01/37.................      631,518     675,121
           5.50% due 10/01/37.................    2,409,111   2,575,446
           5.50% due 11/01/37.................      772,365     831,123
           5.50% due 12/01/37.................      609,959     652,074
           5.50% due 01/01/38.................    1,487,362   1,592,612
           5.50% due 02/01/38.................      444,103     474,765
           5.50% due 07/01/38.................      373,932     399,750
           6.00% due 10/01/37.................      663,469     722,029
           6.00% due 12/01/37.................    1,329,954   1,447,340
           6.00% due 10/01/39.................    1,790,842   1,947,228
           6.50% due 05/01/29.................        3,914       4,424
           6.50% due 02/01/35.................       91,017     102,521
           6.50% due 11/01/37.................    3,006,832   3,369,946
           7.00% due 06/01/29.................        7,970       9,164
          Federal Home Loan Mtg. Corp. REMIC
           Series 3572, Class JS
           6.55% due 09/15/39(15) FRS.........    7,146,507   1,011,503
           Series 41, Class F.................
           10.00% due 05/15/20(2).............        6,818       7,569
           Series 1103, Class N...............
           15.65% due 06/15/21(2)(15).........        3,730         818
                                                            -----------
                                                             28,200,192
                                                            -----------
        FEDERAL NATIONAL MTG. ASSOC. -- 6.5%
           4.00% due 06/01/39.................      861,807     850,551
           4.00% due 09/01/40.................    1,436,570   1,415,114
           4.50% due 06/01/19.................      224,991     237,816
           4.50% due 11/01/22.................      416,292     439,501
           4.50% due 06/01/23.................      362,328     380,604

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ----------------------------------------------------------------
        U.S. GOVERNMENT AGENCIES (CONTINUED)
        FEDERAL NATIONAL MTG. ASSOC. (CONTINUED)
           4.50% due 10/01/24.................... $  746,206 $   783,612
           4.50% due 03/01/25....................    876,586     921,075
           4.50% due 05/01/25....................    852,379     895,639
           4.50% due 07/01/25....................  1,097,756   1,153,470
           4.50% due 01/01/39....................  2,621,952   2,674,464
           4.50% due 07/01/40....................  1,976,400   2,017,835
           4.50% due 08/01/40....................  2,788,928   2,842,169
           5.00% due 06/01/19....................    109,006     116,644
           5.00% due 01/01/23....................     80,536      85,626
           5.00% due 03/01/34....................    157,386     165,733
           5.00% due 05/01/35....................     82,291      86,604
           5.00% due 02/01/37....................    143,531     150,511
           5.00% due 04/01/37....................    593,395     621,897
           5.00% due 05/01/37....................    199,193     208,761
           5.00% due 06/01/37....................     13,307      13,946
           5.00% due 07/01/37....................    164,396     172,293
           5.50% due 11/01/19....................    810,146     880,229
           5.50% due 08/01/20....................    177,659     192,806
           5.50% due 11/01/22....................    301,100     326,048
           5.50% due 08/01/23....................    221,751     240,124
           5.50% due 01/01/29....................      4,757       5,140
           5.50% due 02/01/35....................    268,710     288,764
           5.50% due 12/01/35....................    375,401     403,419
           5.50% due 12/01/36....................    276,542     296,576
           5.50% due 04/01/37....................    130,759     140,150
           5.50% due 08/01/37....................  3,630,184   3,890,903
           5.50% due 03/01/38....................     19,574      20,956
           6.00% due 02/01/32....................     69,796      76,851
           6.00% due 05/01/34....................      9,879      10,853
           6.00% due 10/01/34....................    277,940     305,638
           6.00% due 06/01/35....................     77,277      84,604
           6.00% due 07/01/37....................  2,368,434   2,580,439
           6.00% due 08/01/37....................    114,268     124,496
           6.00% due 10/01/37....................    301,163     329,364
           6.00% due 11/01/38....................  2,550,563   2,778,871
           6.00% due 12/01/38....................  3,407,687   3,711,653
           6.00% due 04/01/40....................  1,005,846   1,097,045
           6.50% due 02/01/35....................     41,706      46,945
           6.50% due 10/01/38....................  1,928,794   2,174,680
           7.50% due 01/01/30....................      8,644      10,029
           7.50% due 09/01/30....................      3,012       3,497
           8.00% due 11/01/28....................     12,630      14,728
           13.00% due 11/15/15...................        413         467
          Federal National Mtg. Assoc. REMIC
           Series 1989-2, Class D
           8.80% due 01/25/19(2).................     22,642      27,033
          Series 1989-17, Class E
           10.40% due 04/25/19(2)................      1,520       1,762
                                                             -----------
                                                              36,297,935
                                                             -----------
        GOVERNMENT NATIONAL MTG. ASSOC. -- 0.7%
           5.00% due 04/15/40....................  3,751,550   3,997,159
           7.50% due 07/15/27....................      9,003      10,456
           7.50% due 10/15/27....................     56,268      65,352
                                                             -----------
                                                               4,072,967
                                                             -----------

                                                   SHARES/
                                                  PRINCIPAL    VALUE
                 SECURITY DESCRIPTION             AMOUNT**    (NOTE 2)
       ----------------------------------------------------------------
       SOVEREIGN AGENCY -- 0.0%
         Tennessee Valley Authority
          Senior Notes
          3.88% due 02/15/21..................... $  173,000 $   173,571
                                                             -----------
       TOTAL U.S. GOVERNMENT AGENCIES
          (cost $66,811,581).....................             68,744,665
                                                             -----------
       U.S. GOVERNMENT TREASURIES -- 2.4%
       UNITED STATES TREASURY BONDS -- 0.3%
          3.88% due 08/15/40.....................    298,000     266,663
          4.25% due 11/15/40.....................  1,556,000   1,488,168
                                                             -----------
                                                               1,754,831
                                                             -----------
       UNITED STATES TREASURY NOTES -- 2.1%
          1.25% due 03/15/14.....................    215,000     214,933
          1.38% due 02/15/13.....................  2,000,000   2,023,672
          1.38% due 11/30/15.....................    105,000     101,678
          2.13% due 12/31/15.....................    195,000     195,046
          2.13% due 02/29/16.....................    209,000     208,347
          2.63% due 11/15/20.....................    944,000     880,870
          3.00% due 02/28/17.....................  5,000,000   5,115,625
          3.63% due 02/15/21.....................  2,745,000   2,784,031
                                                             -----------
                                                              11,524,202
                                                             -----------
       TOTAL U.S. GOVERNMENT TREASURIES
          (cost $13,283,246).....................             13,279,033
                                                             -----------
       LOANS(16)(17) -- 0.1%
       MEDICAL-DRUGS -- 0.1%
         Triax Pharmaceuticals LLC
          BTL
          16.50% due 08/30/11+(4)(5)(7)(11)(21)
          (cost $1,636,526)......................  1,657,560     709,436
                                                             -----------
       MUNICIPAL BONDS & NOTES -- 0.0%
         Texas State Transportation Commission
          Bonds
          Series B
          5.18% due 04/01/30
          (cost $80,000).........................     80,000      78,622
                                                             -----------
       COMMON STOCK -- 0.2%
       BANKS-COMMERCIAL -- 0.1%
         Lloyds Banking Group PLC+...............    600,576     559,664
                                                             -----------
       FOOD-MISC. -- 0.1%
         Wornick Co.+(4)(5)(7)...................      4,592     284,451
                                                             -----------
       GAMBLING (NON-HOTEL) -- 0.0%
         Shreveport Gaming Holdings,
          Inc.+(4)(5)(7).........................      2,441      32,221
                                                             -----------
       MEDICAL-DRUGS -- 0.0%
         Triax Pharmaceuticals
          LLC+(4)(5)(7)(18)......................    128,418         642
                                                             -----------
       MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.0%
         Critical Care Systems International,
          Inc.+(4)(5)(7).........................      4,107         103
                                                             -----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                                 VALUE
                    SECURITY DESCRIPTION               SHARES   (NOTE 2)
       ------------------------------------------------------------------
       COMMON STOCK (CONTINUED)
       MULTIMEDIA -- 0.0%
         Haights Cross Communication,
          Inc.+(4)(5)(7)..............................  47,723 $   56,552
                                                               ----------
       TOTAL COMMON STOCK
          (cost $1,447,343)...........................            933,633
                                                               ----------
       PREFERRED STOCK -- 1.2%
       BANKS-COMMERCIAL -- 0.1%
         CoBank ACB
          11.00%*.....................................  12,063    671,004
                                                               ----------
       BANKS-SUPER REGIONAL -- 0.2%
         US Bancorp FRS
          7.19%.......................................     759    645,158
         Wachovia Capital Trust IX
          6.38%.......................................  12,800    320,640
                                                               ----------
                                                                  965,798
                                                               ----------
       DIVERSIFIED BANKING INSTITUTIONS -- 0.7%
         Ally Financial, Inc.
          7.00%*......................................   2,538  2,361,609
         Goldman Sachs Group, Inc.
          6.13%.......................................  48,000  1,168,800
         HSBC Holdings PLC
          8.00%.......................................   9,360    255,341
                                                               ----------
                                                                3,785,750
                                                               ----------
       DIVERSIFIED FINANCIAL SERVICES -- 0.0%
         General Electric Capital Corp.
          5.50%.......................................   8,582    222,789
                                                               ----------
       FINANCE-INVESTMENT BANKER/BROKER -- 0.1%
         JP Morgan Chase Capital XXIX
          6.70%.......................................  19,440    495,331
                                                               ----------
       FINANCE-MORTGAGE LOAN/BANKER -- 0.0%
         Federal Home Loan Mgt. Corp. VRS+
          8.38%.......................................  11,300     19,210
                                                               ----------
       MEDICAL-DRUGS -- 0.0%
         Triax Pharmaceuticals LLC, Class C+(4)(5)(7).  39,177        196
                                                               ----------
       SPECIAL PURPOSE ENTITY -- 0.1%
         Structured Repackaged Asset-Backed
          Trust Securities FRS
          3.00%.......................................  29,200    608,820
                                                               ----------
       TOTAL PREFERRED STOCK
          (cost $6,497,534)...........................          6,768,898
                                                               ----------
       WARRANTS+ -- 0.0%
       PUBLISHING-PERIODICALS -- 0.0%
         Reader's Digest Association, Inc.
          Expires 02/19/14(4)(5)......................   6,739          0
                                                               ----------

                                                 SHARES/
                                                PRINCIPAL      VALUE
              SECURITY DESCRIPTION              AMOUNT**      (NOTE 2)
      ------------------------------------------------------------------
      TELEVISION -- 0.0%
        Ion Media Networks, Inc.
         Expires 12/18/16
         (strike price $687.50)(4)(5)........        325    $     42,250
        Ion Media Networks, Inc.
         Expires 12/18/16
         (strike price $500)(4)(5)...........        325          58,500
                                                            ------------
                                                                 100,750
                                                            ------------
      TOTAL WARRANTS
         (cost $6,978).......................                    100,750
                                                            ------------
      TOTAL LONG-TERM INVESTMENT SECURITIES
         (cost $542,288,354).................                552,418,288
                                                            ------------
      SHORT-TERM INVESTMENT SECURITIES -- 0.7%
      TIME DEPOSITS -- 0.7%
        Euro Time Deposit with State Street
         Bank & Trust Co.
         0.01% due 04/01/11
         (cost $3,689,000)................... $3,689,000       3,689,000
                                                            ------------
      REPURCHASE AGREEMENT -- 0.4%
        State Street Bank & Trust Co.,
         Joint Repurchase Agreement(19)
         (cost $2,115,000)...................  2,115,000       2,115,000
                                                            ------------
      TOTAL INVESTMENTS --
         (cost $548,092,354) (20)............      100.1%    558,222,288
      Liabilities in excess of other assets..       (0.1)       (465,022)
                                              ----------    ------------
      NET ASSETS                                   100.0% $  557,757,266
                                              ==========    ============

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At March 31, 2011, the aggregate value of these securities was $145,860,619 representing 26.2% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
** Denominated in United States Dollars unless otherwise indicated.
+  Non-income producing security
(1)Commercial Mortgage Backed Security
(2)Collateralized Mortgage Obligation
(3)Security is in default and did not pay principal at maturity.
(4)Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(5)Illiquid security. At March 31, 2011, the aggregate value of these securities was $3,873,933 representing 0.7% of net assets.
(6)Company has filed for Chapter 11 bankruptcy protection.
(7)Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the "1933 Act"); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)

   security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of March 31, 2011, the SunAmerica Strategic Bond Fund held the following restricted securities:

                                PRINCIPAL                        VALUE   % OF
                    ACQUISITION AMOUNT /   ACQUISITION            PER    NET
  NAME                 DATE      SHARES       COST      VALUE    SHARE  ASSETS
  ----              ----------- ---------- ----------- -------- ------- ------
  Critical Care
   Systems
   International,
   Inc. Common
   Stock...........  7/20/2006       4,107 $       --  $    103 $  0.03  0.00%

  Haights Cross
   Communications
   Common
   Stock...........  3/11/2010      47,723    373,272    56,552    1.19  0.01

  ICO North
   America, Inc.
   7.50% due
   08/15/09........  8/11/2005  $  200,000    200,000
                     4/19/2006      65,000     80,925
                      3/5/2008      10,000     10,000
                     9/11/2008      11,000     11,000
                     2/27/2009      11,000     11,000
                                ---------- ----------
                                   297,000    312,925   359,370  121.00  0.06

  Shreveport
   Gaming
   Holdings, Inc.
   Common
   Stock...........  7/29/2005       2,047     47,128
                     7/21/2005         394      9,051
                                ---------- ----------
                                     2,441     56,179    32,221   13.20  0.01

  Triax
   Pharmaceuticals
   LLC 16.50%
   due 08/30/11
   Loan
   Agreement.......  8/31/2007   1,500,000  1,478,967
                    10/31/2007       3,875      3,875
                     1/10/2008      11,404     11,404
                      4/4/2008      11,239     11,238
                      7/3/2008      11,449     11,449
                     10/9/2008      11,534     11,534
                      1/6/2009      11,751     11,750
                      4/7/2009      11,579     11,579
                      7/1/2009      11,796     11,796
                     10/7/2009      11,885     11,885
                    12/22/2010      48,346     48,347
                     3/17/2011          91         91
                     3/29/2011      12,611     12,611
                                ---------- ----------
                                 1,657,560  1,636,526   709,436   42.80  0.13

  Triax
   Pharmaceuticals
   LLC Common
   Stock...........  8/31/2007     128,418     53,936       642    0.01  0.00

                                                               VALUE   % OF
                     ACQUISITION        ACQUISITION             PER    NET
   NAME                 DATE     SHARES    COST       VALUE    SHARE  ASSETS
   ----              ----------- ------ ----------- ---------- ------ ------
   Triax
    Pharmaceuticals
    LLC Preferred
    Stock...........  8/31/2007  39,177  $ 78,353   $      196 $ 0.01  0.00%

   Wornick Co.
    Common
    Stock...........   8/8/2008   4,592   596,039      284,451  61.94  0.05
                                                    ----------         ----
                                                    $1,442,971        0.26%.
                                                    ==========         ====

(8)  Perpetual maturity--maturity date reflects the next call date.
(9) Income may be received in cash or additional bonds at the discretion of the issuer.
(10) PIK ("Payment-in-Kind") security. Bond or preferred stock that pays interest/dividends in the form of additional bonds, preferred stocks or loans.
(11) Bond in default
(12) Company has filed for Chapter 7 bankruptcy.
(13) Company has filed for bankruptcy in country of issuance.
(14) "Step-up" security where the rate increases ("steps-up") at a predetermined rate. The rate reflected is as of March 31, 2011.
(15) Interest Only
(16) Senior loans in the Fund are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(17) The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offer Rate ("LIBOR") or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.
(18) Consists of more than one type of securities traded together as a unit.
(19) See Note 2 for details of Joint Repurchase Agreements.
(20) See Note 5 for cost of investments on a tax basis.
(21) A portion of the interest was paid in additional bonds/loans.
FRS --Floating Rate Security
VRS --Variable Rate Security
The rates shown on FRS and VRS are the current rates at March 31, 2011 and unless noted otherwise, the dates shown are the original maturity dates.
REMIC --Real Estate Mortgage Investment Conduit
AUD  Australian Dollar
CAD  Canadian Dollar
CHF  Swiss Franc
COP  Columbian Peso
EUR  Euro
GBP  British Pound
JPY  Japanese Yen
MXN  Mexican Peso
NOK  Norwegian Krone
PEN  Peruvian New Sol
PHP  Philippine Peso
PLN  Polish Zloty
RUB  Russian Ruble
SEK  Swedish Krona
USD  U.S. Dollar

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2011 (see Note 2):

                                   LEVEL 1--UNADJUSTED  LEVEL 2--OTHER   LEVEL 3--SIGNIFICANT
                                      QUOTED PRICES    OBSERVABLE INPUTS UNOBSERVABLE INPUTS     TOTAL
                                   ------------------- ----------------- -------------------- ------------
ASSETS:
Long-Term Investment Securities:
  Asset Backed Securities.........     $       --        $ 35,409,468         $       --      $ 35,409,468
  Convertible Bonds & Notes.......             --                  --            359,370           359,370
  U.S. Corporate Bonds & Notes....             --         275,962,471          6,550,154       282,512,625
  Foreign Corporate Bonds & Notes.             --          54,625,118                  0        54,625,118
  Foreign Government Agencies.....             --          88,896,670                 --        88,896,670
  U.S. Government Agencies........             --          68,744,665                 --        68,744,665
  U.S. Government Treasuries......             --          13,279,033                 --        13,279,033
  Loans...........................             --                  --            709,436           709,436
  Municipal Bonds & Notes.........             --              78,622                 --            78,622
  Common Stock....................        559,664                  --            373,969           933,633
  Preferred Stock.................      6,768,702                  --                196         6,768,898
  Warrants........................             --                  --            100,750           100,750
Short-Term Investment Securities
  Time Deposits...................             --           3,689,000                 --         3,689,000
Repurchase Agreement..............             --           2,115,000                 --         2,115,000
                                       ----------        ------------         ----------      ------------
TOTAL.............................     $7,328,366        $542,800,047         $8,093,875      $558,222,288
                                       ==========        ============         ==========      ============

The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

                                                      CONVERTIBLE  U.S. CORPORATE FOREIGN CORPORATE               COMMON
                                                     BONDS & NOTES BONDS & NOTES    BONDS & NOTES      LOANS      STOCK
                                                     ------------- -------------- ----------------- ----------  ---------
Balance as of 3/31/2010.............................   $207,900     $ 5,723,382       $      0      $2,472,826  $ 785,034
Accrued discounts/premiums..........................         --             962             --          48,284         --
Realized gain (loss)................................         --      (1,758,675)        77,900         115,828    133,905
Change in unrealized appreciation (depreciation)(1).    151,470       2,149,239             --        (988,550)  (171,636)
Net purchases (sales)...............................         --      (3,092,233)       (77,900)       (938,952)  (373,334)
Transfers in and/or out of Level 3(2)...............         --       3,527,479              0              --         --
                                                       --------     -----------       --------      ----------  ---------
Balance as of 03/31/2011............................   $359,370     $ 6,550,154       $      0      $  709,436  $ 373,969
                                                       ========     ===========       ========      ==========  =========

                                                     PREFERRED
                                                       STOCK   WARRANTS
                                                     --------- --------
Balance as of 3/31/2010.............................   $ 392   $      0
Accrued discounts/premiums..........................      --         --
Realized gain (loss)................................      --    (39,261)
Change in unrealized appreciation (depreciation)(1).    (196)   133,033
Net purchases (sales)...............................      --      6,978
Transfers in and/or out of Level 3(2)...............      --         --
                                                       -----   --------
Balance as of 03/31/2011............................   $ 196   $100,750
                                                       =====   ========

--------
(1)The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2011 includes:

   CONVERTIBLE  U.S. CORPORATE FOREIGN CORPORATE             COMMON   PREFERRED
  BONDS & NOTES BONDS & NOTES    BONDS & NOTES     LOANS     STOCK      STOCK   WARRANTS
  ------------- -------------- ----------------- ---------  --------  --------- --------
    $151,470       $(65,528)          $--        $(849,647) $(96,704)   $(196)  $93,772
    ========       ========           ===        =========  ========    =====   =======

--------
(2)The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Financial Statements

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO PROFILE -- MARCH 31, 2011 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Casino Hotels............................ 4.0%
                 Paper & Related Products................. 3.7
                 Special Purpose Entities................. 3.6
                 Banks-Commercial......................... 3.5
                 Telephone-Integrated..................... 3.4
                 Medical-Hospitals........................ 3.0
                 Auto-Cars/Light Trucks................... 2.9
                 Finance-Auto Loans....................... 2.7
                 Cellular Telecom......................... 2.6
                 Independent Power Producers.............. 2.6
                 Pipelines................................ 2.5
                 Oil Companies-Exploration & Production... 2.5
                 Data Processing/Management............... 2.1
                 Casino Services.......................... 1.8
                 Cable/Satellite TV....................... 1.8
                 Electric-Integrated...................... 1.8
                 Auto/Truck Parts & Equipment-Original.... 1.8
                 Oil-Field Services....................... 1.7
                 Retail-Regional Department Stores........ 1.7
                 Diversified Manufacturing Operations..... 1.7
                 Telecom Services......................... 1.6
                 Electric-Generation...................... 1.5
                 Finance-Consumer Loans................... 1.5
                 Diversified Banking Institutions......... 1.4
                 Aerospace/Defense-Equipment.............. 1.4
                 Banks-Mortgage........................... 1.3
                 Repurchase Agreements.................... 1.3
                 Electronic Components-Semiconductors..... 1.2
                 Coal..................................... 1.2
                 Auto/Truck Parts & Equipment-Replacement. 1.2
                 Transport-Marine......................... 1.1
                 Multimedia............................... 1.1
                 Theaters................................. 1.1
                 Computer Services........................ 1.1
                 Printing-Commercial...................... 1.0
                 Machinery-Farming........................ 1.0
                 Oil Field Machinery & Equipment.......... 0.9
                 Chemicals-Diversified.................... 0.9
                 Investment Companies..................... 0.9
                 Banks-Money Center....................... 0.9
                 Medical-Drugs............................ 0.9
                 Office Automation & Equipment............ 0.8
                 Containers-Metal/Glass................... 0.8
                 Real Estate Investment Trusts............ 0.8
                 Computers-Memory Devices................. 0.8
                 Insurance-Multi-line..................... 0.8
                 Medical Products......................... 0.8
                 Medical Information Systems.............. 0.8
                 Consumer Products-Misc................... 0.7
                 Diversified Financial Services........... 0.7
                 Commercial Services...................... 0.6
                 Retail-Arts & Crafts..................... 0.6
                 Athletic Equipment....................... 0.6
                 Diagnostic Kits.......................... 0.6
                 Telecommunication Equipment.............. 0.6
                 Pharmacy Services........................ 0.5
                 Television............................... 0.6
                 Computers-Periphery Equipment............ 0.5
                 Medical Labs & Testing Services.......... 0.5
                 Medical-Outpatient/Home Medical.......... 0.5

                 Rubber-Tires............................  0.5%
                 Shipbuilding............................  0.5
                 Building & Construction Products-Misc...  0.5
                 Building Products-Cement................  0.5
                 Retail-Apparel/Shoe.....................  0.5
                 Satellite Telecom.......................  0.5
                 Advertising Services....................  0.5
                 Machinery-General Industrial............  0.5
                 Agricultural Operations.................  0.5
                 Funeral Services & Related Items........  0.5
                 Physical Therapy/Rehabilitation Centers.  0.5
                 Food-Meat Products......................  0.4
                 Direct Marketing........................  0.4
                 Retail-Drug Store.......................  0.4
                 Office Supplies & Forms.................  0.4
                 Beverages-Non-alcoholic.................  0.4
                 Food-Misc...............................  0.4
                 Airlines................................  0.3
                 Chemicals-Plastics......................  0.3
                 Alternative Waste Technology............  0.3
                 Retail-Propane Distribution.............  0.3
                 Diversified Minerals....................  0.3
                 Internet Connectivity Services..........  0.3
                 Enterprise Software/Service.............  0.2
                 Broadcast Services/Program..............  0.2
                 Chemicals-Specialty.....................  0.2
                 Gambling (Non-Hotel)....................  0.2
                 E-Commerce/Services.....................  0.1
                 Agricultural Chemicals..................  0.1
                 Gas-Distribution........................  0.1
                 Motion Pictures & Services..............  0.1
                 Publishing-Periodicals..................  0.1
                 Medical-Biomedical/Gene.................  0.1
                 Aerospace/Defense.......................  0.1
                 Resorts/Theme Parks.....................  0.1
                                                          ----
                                                          99.8%
                                                          ====

CREDIT QUALITY ALLOCATION+#

                               BBB........   1.8%
                               BB.........  33.4
                               B..........  44.3
                               CCC........  12.3
                               CC.........   0.6
                               Not Rated@.   7.6
                                           -----
                                           100.0%
                                           =====

--------
*Calculated as a percentage of net assets.
+Source: Standard and Poor's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011



                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------
     CONVERTIBLE BONDS & NOTES -- 2.6%
     AIRLINES -- 0.3%
       Continental Airlines, Inc.
        Senior Notes
        4.50% due 01/15/15.......................... $  325,000 $  464,344
                                                                ----------
     AUTO-CARS/LIGHT TRUCKS -- 0.7%
       Ford Motor Co.
        Senior Notes
        4.25% due 11/15/16..........................    514,000    931,625
                                                                ----------
     CELLULAR TELECOM -- 0.7%
       Leap Wireless International, Inc.
        Senior Notes
        4.50% due 07/15/14..........................    938,000    905,170
                                                                ----------
     OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.9%
       Chesapeake Energy Corp.
        Company Guar. Notes
        2.50% due 05/15/37..........................  1,070,000  1,152,925
                                                                ----------
     TOTAL CONVERTIBLE BONDS & NOTES
        (cost $2,693,179)...........................             3,454,064
                                                                ----------
     U.S. CORPORATE BONDS & NOTES -- 79.2%
     ADVERTISING SERVICES -- 0.5%
       Checkout Holding Corp.
        Senior Notes
        zero coupon due 11/15/15*...................    995,000    649,237
                                                                ----------
     AEROSPACE/DEFENSE -- 0.1%
       Esterline Technologies Corp.
        Company Guar. Notes
        7.00% due 08/01/20..........................     85,000     88,931
                                                                ----------
     AEROSPACE/DEFENSE-EQUIPMENT -- 1.4%
       BE Aerospace, Inc.
        Senior Notes
        6.88% due 10/01/20..........................    705,000    729,675
       TransDigm, Inc.
        Senior Sub. Notes
        7.75% due 12/15/18*.........................  1,025,000  1,100,594
                                                                ----------
                                                                 1,830,269
                                                                ----------
     AGRICULTURAL CHEMICALS -- 0.1%
       CF Industries, Inc.
        Company Guar. Notes
        6.88% due 05/01/18..........................    165,000    185,213
                                                                ----------
     AGRICULTURAL OPERATIONS -- 0.5%
       Southern States Cooperative, Inc.
        Senior Notes
        11.25% due 05/15/15*........................    555,000    603,562
                                                                ----------
     ALTERNATIVE WASTE TECHNOLOGY -- 0.3%
       Darling International, Inc.
        Company Guar. Notes
        8.50% due 12/15/18*.........................    331,000    359,963
                                                                ----------
     ATHLETIC EQUIPMENT -- 0.6%
       Easton-Bell Sports, Inc.
        Senior Sec. Notes
        9.75% due 12/01/16..........................    700,000    787,500
                                                                ----------


                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                AMOUNT     (NOTE 2)
      --------------------------------------------------------------------
      AUTO-CARS/LIGHT TRUCKS -- 1.9%
        Ford Motor Co.
         Senior Notes
         7.45% due 07/16/31......................... $2,300,000 $2,490,003
                                                                ----------
      AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 1.8%
        ArvinMeritor, Inc.
         Company Guar. Notes
         8.13% due 09/15/15.........................    705,000    733,200
        ArvinMeritor, Inc.
         Company Guar. Notes
         10.63% due 03/15/18........................    515,000    579,375
        Tenneco, Inc.
         Company Guar. Notes
         7.75% due 08/15/18.........................    145,000    154,787
        Tenneco, Inc.
         Company Guar. Notes
         8.13% due 11/15/15.........................     90,000     96,300
        TRW Automotive, Inc.
         Company Guar. Notes
         7.25% due 03/15/17*........................    725,000    797,500
                                                                ----------
                                                                 2,361,162
                                                                ----------
      AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT -- 1.2%
        Affinia Group Holdings, Inc.
         Company Guar. Notes
         9.00% due 11/30/14.........................    755,000    777,650
        Affinia Group Holdings, Inc.
         Senior Sec. Notes
         10.75% due 08/15/16*.......................    657,000    746,516
        Exide Corp.
         Escrow Notes
         10.00% due 03/15/25+(1)(2).................  1,650,000          0
                                                                ----------
                                                                 1,524,166
                                                                ----------
      BANKS-COMMERCIAL -- 3.5%
        CIT Group, Inc.
         Sec. Notes
         6.63% due 04/01/18*........................     35,000     35,512
        CIT Group, Inc.
         Senior Sec. Notes
         7.00% due 05/01/14.........................    440,918    449,185
        CIT Group, Inc.
         Senior Sec. Notes
         7.00% due 05/01/15.........................    440,918    444,776
        CIT Group, Inc.
         Senior Sec. Notes
         7.00% due 05/01/16.........................  1,129,863  1,131,275
        CIT Group, Inc.
         Senior Sec. Notes
         7.00% due 05/01/17.........................  2,563,809  2,567,014
                                                                ----------
                                                                 4,627,762
                                                                ----------
      BANKS-MONEY CENTER -- 0.9%
        NB Capital Trust IV
         Limited Guar. Notes
         8.25% due 04/15/27.........................  1,100,000  1,130,250
                                                                ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                        PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                   AMOUNT     (NOTE 2)
   -------------------------------------------------------------------------
   U.S. CORPORATE BONDS & NOTES (CONTINUED)
   BANKS-MORTGAGE -- 1.3%
     Provident Funding Associates LP/PFG
      Finance Corp.
      Senior Notes
      10.13% due 02/15/15*............................. $  545,000 $  568,844
     Provident Funding Associates LP/PFG
      Finance Corp.
      Senior Sec. Notes
      10.25% due 04/15/17*.............................  1,065,000  1,187,475
                                                                   ----------
                                                                    1,756,319
                                                                   ----------
   BROADCAST SERVICES/PROGRAM -- 0.2%
     Clear Channel Worldwide Holdings, Inc.
      Company Guar. Notes,
      Series A
      9.25% due 12/15/17...............................     55,000     60,088
     Clear Channel Worldwide Holdings, Inc.
      Company Guar. Notes,
      Series B
      9.25% due 12/15/17...............................    230,000    252,137
                                                                   ----------
                                                                      312,225
                                                                   ----------
   BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 0.5%
     Roofing Supply Group LLC/Roofing Supply
      Finance, Inc.
      Senior Sec. Notes
      8.63% due 12/01/17*..............................    630,000    663,075
                                                                   ----------
   BUILDING PRODUCTS-CEMENT -- 0.5%
     Cemex Finance LLC
      Senior Sec. Notes
      9.50% due 12/14/16*..............................    615,000    662,662
                                                                   ----------
   CABLE/SATELLITE TV -- 1.8%
     CCH II LLC/CCH II Capital Corp.
      Company Guar. Notes
      13.50% due 11/30/16..............................    735,867    881,201
     CCO Holdings LLC/CCO Holdings Capital Corp.
      Company Guar. Notes
      7.88% due 04/30/18...............................    240,000    255,000
     CCO Holdings LLC/CCO Holdings Capital Corp.
      Company Guar. Notes
      8.13% due 04/30/20...............................    170,000    184,875
     Mediacom LLC / Mediacom Capital Corp.
      Senior Notes
      9.13% due 08/15/19...............................  1,000,000  1,070,000
                                                                   ----------
                                                                    2,391,076
                                                                   ----------
   CASINO HOTELS -- 4.0%
     CityCenter Holdings LLC/CityCenter Finance Corp.
      Senior Sec. Notes
      7.63% due 01/15/16*..............................    180,000    185,850
     Eldorado Resorts LLC
      Senior Notes
      9.00% due 04/15/14(1)(2).........................  2,675,000  2,444,549
     Harrah's Operating Co., Inc.
      Senior Sec. Notes
      11.25% due 06/01/17..............................    910,000  1,033,987
     MGM Resorts International, Inc.
      Senior Sec. Notes
      9.00% due 03/15/20...............................    155,000    169,919


                                                     PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                AMOUNT    (NOTE 2)
      ------------------------------------------------------------------
      CASINO HOTELS (CONTINUED)
        MGM Resorts International, Inc.
         Senior Sec. Notes
         11.13% due 11/15/17........................ $675,000  $  772,875
        Wynn Las Vegas LLC/ Wynn Las Vegas
         Capital Corp.
         1st. Mtg. Notes
         7.75% due 08/15/20.........................  605,000     641,300
                                                               ----------
                                                                5,248,480
                                                               ----------
      CASINO SERVICES -- 0.5%
        Greektown, Inc. LLC
         Escrow Notes
         10.75% due 12/01/13+(1)(2).................  489,000           0
        Peninsula Gaming LLC
         Sec. Notes
         8.38% due 08/15/15.........................  600,000     640,500
                                                               ----------
                                                                  640,500
                                                               ----------
      CELLULAR TELECOM -- 1.9%
        Buccaneer Merger Sub, Inc.
         Senior Notes
         9.13% due 01/15/19*........................  405,000     429,300
        Cricket Communications, Inc.
         Senior Sec. Notes
         7.75% due 05/15/16.........................  575,000     610,937
        MetroPCS Wireless, Inc.
         Company Guar. Notes
         6.63% due 11/15/20.........................  645,000     644,194
        MetroPCS Wireless, Inc.
         Company Guar. Notes
         7.88% due 09/01/18.........................  485,000     518,950
        Nextel Communications, Inc.
         Company Guar. Notes
         7.38% due 08/01/15.........................  328,000     329,230
                                                               ----------
                                                                2,532,611
                                                               ----------
      CHEMICALS-DIVERSIFIED -- 0.9%
        Celanese US Holdings LLC
         Company Guar. Notes
         6.63% due 10/15/18*........................  395,000     406,850
        Momentive Performance Materials, Inc.
         Sec. Notes
         9.00% due 01/15/21*........................  471,000     486,896
        Momentive Performance Materials, Inc.
         Company Guar. Notes
         12.50% due 06/15/14........................  297,000     329,670
                                                               ----------
                                                                1,223,416
                                                               ----------
      CHEMICALS-PLASTICS -- 0.3%
        Hexion US Finance Corp./Hexion Nova Scotia
         Finance ULC
         Sec. Notes
         9.00% due 11/15/20*........................  355,000     368,091
                                                               ----------
      CHEMICALS-SPECIALTY -- 0.2%
        Ferro Corp.
         Senior Notes
         7.88% due 08/15/18.........................  285,000     302,100
                                                               ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                      PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                  AMOUNT     (NOTE 2)
    ----------------------------------------------------------------------
    U.S. CORPORATE BONDS & NOTES (CONTINUED)
    COAL -- 1.2%
      Arch Coal, Inc.
       Company Guar. Notes
       7.25% due 10/01/20............................ $  225,000 $  241,313
      Peabody Energy Corp.
       Company Guar. Notes
       6.50% due 09/15/20............................  1,201,000  1,288,072
                                                                 ----------
                                                                  1,529,385
                                                                 ----------
    COMPUTER SERVICES -- 1.1%
      SunGard Data Systems, Inc.
       Senior Notes
       7.38% due 11/15/18*...........................    556,000    568,510
      SunGard Data Systems, Inc.
       Senior Notes
       7.63% due 11/15/20*...........................    275,000    282,563
      SunGard Data Systems, Inc.
       Company Guar. Notes
       10.63% due 05/15/15...........................    550,000    602,937
                                                                 ----------
                                                                  1,454,010
                                                                 ----------
    COMPUTERS-PERIPHERY EQUIPMENT -- 0.5%
      CDW Escrow Corp.
       Senior Notes
       8.50% due 04/01/19*...........................    691,000    691,864
                                                                 ----------
    CONSUMER PRODUCTS-MISC. -- 0.7%
      Reynolds Group DL Escrow, Inc./Reynolds Group
       Escrow LLC
       Senior Sec. Notes
       7.75% due 10/15/16*...........................    210,000    222,075
      Reynolds Group Issuer, Inc./Reynolds Group
       Issuer LLC
       Senior Sec. Notes
       6.88% due 02/15/21*...........................    335,000    337,512
      Yankee Acquisition Corp.
       Company Guar. Notes
       9.75% due 02/15/17............................    253,000    269,129
      YCC Holdings LLC / Yankee Finance, Inc.
       Senior Notes
       10.25% due 02/15/16*(3).......................    140,000    141,050
                                                                 ----------
                                                                    969,766
                                                                 ----------
    CONTAINERS-METAL/GLASS -- 0.8%
      Ball Corp.
       Company Guar. Notes
       5.75% due 05/15/21............................    655,000    641,900
      Ball Corp.
       Company Guar. Notes
       7.38% due 09/01/19............................    145,000    156,963
      Crown Americas LLC/Crown
       Americas Capital Corp. III
       Senior Notes
       6.25% due 02/01/21*...........................    265,000    269,637
                                                                 ----------
                                                                  1,068,500
                                                                 ----------
    DATA PROCESSING/MANAGEMENT -- 2.1%
      First Data Corp.
       Senior Sec. Notes
       8.25% due 01/15/21*...........................    284,000    283,290


                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT     (NOTE 2)
      -------------------------------------------------------------------
      DATA PROCESSING/MANAGEMENT (CONTINUED)
        First Data Corp.
         Senior Sec. Notes
         8.75% due 01/15/22*(3).................... $  285,000 $  283,575
        First Data Corp.
         Company Guar. Notes
         9.88% due 09/24/15........................     64,000     65,600
        First Data Corp.
         Company Guar. Notes
         10.55% due 09/24/15(4)....................  1,509,534  1,564,255
        First Data Corp.
         Company Guar. Notes
         12.63% due 01/15/21*......................    570,000    618,450
                                                               ----------
                                                                2,815,170
                                                               ----------
      DIAGNOSTIC KITS -- 0.6%
        Alere, Inc.
         Senior Notes
         7.88% due 02/01/16........................    745,000    777,594
                                                               ----------
      DIRECT MARKETING -- 0.4%
        Sitel LLC/Sitel Finance Corp.
         Senior Notes
         11.50% due 04/01/18*......................    595,000    554,094
                                                               ----------
      DIVERSIFIED BANKING INSTITUTIONS -- 1.4%
        Ally Financial, Inc.
         Company Guar. Notes
         8.00% due 03/15/20........................    630,000    685,912
        GMAC LLC
         Sub. Notes
         8.00% due 12/31/18........................  1,100,000  1,181,125
                                                               ----------
                                                                1,867,037
                                                               ----------
      DIVERSIFIED MANUFACTURING OPERATIONS -- 1.3%
        Harland Clarke Holdings Corp. FRS
         Company Guar. Notes
         6.00% due 05/15/15........................    500,000    450,625
        Harland Clarke Holdings Corp.
         Company Guar. Notes
         9.50% due 05/15/15........................  1,225,000  1,211,219
                                                               ----------
                                                                1,661,844
                                                               ----------
      E-COMMERCE/SERVICES -- 0.1%
        NetFlix, Inc.
         Company Guar. Notes
         8.50% due 11/15/17........................    165,000    185,831
                                                               ----------
      ELECTRIC-GENERATION -- 1.4%
        AES Corp.
         Senior Notes
         8.00% due 10/15/17........................    805,000    865,375
        Homer City Funding LLC
         Senior Sec. Notes
         8.14% due 10/01/19........................    291,450    265,219
        Midwest Generation LLC
         Pass Through Certs.,
         Series B
         8.56% due 01/02/16........................    220,812    225,228

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                       PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                  AMOUNT     (NOTE 2)
    -----------------------------------------------------------------------
    U.S. CORPORATE BONDS & NOTES (CONTINUED)
    ELECTRIC-GENERATION (CONTINUED)
      Reliant Energy Mid-Atlantic Power Holdings LLC
       Pass Through Certs.,
       Series B
       9.24% due 07/02/17............................. $  441,992 $  479,562
                                                                  ----------
                                                                   1,835,384
                                                                  ----------
    ELECTRIC-INTEGRATED -- 0.5%
      Mirant Americas Generation LLC
       Senior Notes
       8.50% due 10/01/21.............................    315,000    327,600
      Mirant Mid-Atlantic LLC
       Pass Through Certs., Series B
       9.13% due 06/30/17.............................    289,795    315,152
      Southern Energy, Inc.
       Escrow Notes
       7.90% due 07/15/09+(1)(2)......................  3,525,000          0
                                                                  ----------
                                                                     642,752
                                                                  ----------
    ELECTRONIC COMPONENTS-SEMICONDUCTORS --1.2%
      Freescale Semiconductor, Inc.
       Company Guar. Notes
       8.88% due 12/15/14.............................    925,000    958,531
      Freescale Semiconductor, Inc.
       Senior Sec. Notes
       9.25% due 04/15/18*............................    435,000    476,325
      Freescale Semiconductor, Inc.
       Company Guar. Notes
       10.75% due 08/01/20*...........................    165,000    185,213
                                                                  ----------
                                                                   1,620,069
                                                                  ----------
    ENTERPRISE SOFTWARE/SERVICE -- 0.2%
      Mantech International Corp.
       Company Guar. Notes
       7.25% due 04/15/18.............................    300,000    315,000
                                                                  ----------
    FINANCE-AUTO LOANS -- 2.7%
      Credit Acceptance Corp.
       Senior Sec. Notes
       9.13% due 02/01/17.............................    685,000    740,656
      Ford Motor Credit Co., LLC
       Senior Notes
       6.63% due 08/15/17.............................    495,000    528,289
      Ford Motor Credit Co. LLC
       Senior Notes
       8.13% due 01/15/20.............................    750,000    859,078
      Ford Motor Credit Co., LLC
       Senior Notes
       8.70% due 10/01/14.............................  1,275,000  1,447,329
                                                                  ----------
                                                                   3,575,352
                                                                  ----------
    FINANCE-CONSUMER LOANS -- 1.5%
      SLM Corp.
       Senior Notes
       6.25% due 01/25/16.............................    490,000    510,825
      SLM Corp.
       Senior Notes
       8.00% due 03/25/20.............................    211,000    229,990


                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                 AMOUNT     (NOTE 2)
     --------------------------------------------------------------------
     FINANCE-CONSUMER LOANS (CONTINUED)
       SLM Corp.
        Senior Notes
        8.45% due 06/15/18.......................... $  484,000 $  542,080
       TMX Finance LLC/TitleMax Finance Corp.
        Senior Sec. Notes
        13.25% due 07/15/15*........................    580,000    643,800
                                                                ----------
                                                                 1,926,695
                                                                ----------
     FOOD-MEAT PRODUCTS -- 0.4%
       Smithfield Foods, Inc.
        Senior Sec. Notes
        10.00% due 07/15/14.........................    475,000    559,313
                                                                ----------
     FUNERAL SERVICES & RELATED ITEMS -- 0.5%
       Stonemor Operating LLC / Cornerstone Family
        Services of WV / Osiris Holding
        Company Guar. Notes
        10.25% due 12/01/17.........................    575,000    602,313
                                                                ----------
     INDEPENDENT POWER PRODUCERS -- 2.6%
       Calpine Corp.
        Senior Sec. Notes
        7.50% due 02/15/21*.........................    705,000    729,675
       Calpine Corp.
        Escrow Notes
        8.75% due 07/15/13+(1)(2)...................  3,485,000          0
       Dynegy-Roseton /Danskammer
        Pass Through Certs.
        Series B
        7.67% due 11/08/16..........................    715,000    675,675
       NRG Energy, Inc.
        Company Guar. Notes
        7.38% due 02/01/16..........................    740,000    765,900
       NRG Energy, Inc.
        Company Guar. Notes
        7.38% due 01/15/17..........................    750,000    781,875
       RRI Energy, Inc.
        Senior Notes
        7.88% due 12/31/17..........................    440,000    436,700
                                                                ----------
                                                                 3,389,825
                                                                ----------
     INSURANCE-MULTI-LINE -- 0.8%
       Hartford Financial Services Group, Inc. FRS
        Jr. Sub. Debentures
        8.13% due 06/15/38..........................    965,000  1,056,675
                                                                ----------
     INVESTMENT COMPANIES -- 0.5%
       Fox Acquisition Sub LLC
        Senior Notes
        13.38% due 07/15/16*........................    625,000    696,875
                                                                ----------
     MACHINERY-FARMING -- 1.0%
       Case New Holland, Inc.
        Company Guar. Notes
        7.75% due 09/01/13..........................    925,000  1,007,094
       Case New Holland, Inc.
        Senior Notes
        7.88% due 12/01/17*.........................    230,000    255,587
                                                                ----------
                                                                 1,262,681
                                                                ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT     (NOTE 2)
        ---------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        MACHINERY-GENERAL INDUSTRIAL -- 0.5%
          CPM Holdings, Inc.
           Senior Sec. Notes
           10.63% due 09/01/14*.................. $  595,000 $  642,600
                                                             ----------
        MEDICAL INFORMATION SYSTEMS -- 0.8%
          IMS Health, Inc.
           Senior Notes
           12.50% due 03/01/18*..................    840,000    984,900
                                                             ----------
        MEDICAL LABS & TESTING SERVICES -- 0.5%
          American Renal Holdings
           Senior Sec. Notes
           8.38% due 05/15/18....................    650,000    685,750
                                                             ----------
        MEDICAL PRODUCTS -- 0.8%
          LVB Acquisition Holding LLC
           Company Guar. Notes
           10.00% due 10/15/17...................    473,000    518,526
          LVB Acquisition Holding LLC
           Company Guar. Notes
           10.38% due 10/15/17(3)................    481,000    528,499
                                                             ----------
                                                              1,047,025
                                                             ----------
        MEDICAL-BIOMEDICAL/GENE -- 0.1%
          STHI Holding Corp.
           Sec. Notes
           8.00% due 03/15/18*...................    125,000    129,375
                                                             ----------
        MEDICAL-DRUGS -- 0.3%
          Valeant Pharmaceuticals International
           Company Guar. Notes
           6.75% due 08/15/21*...................    425,000    403,219
                                                             ----------
        MEDICAL-HOSPITALS -- 3.0%
          Community Health Systems, Inc.
           Company Guar. Notes
           8.88% due 07/15/15....................    630,000    664,650
          HCA, Inc.
           Senior Sec. Notes
           7.88% due 02/15/20....................  1,030,000  1,120,125
          HCA, Inc.
           Senior Sec. Notes
           8.50% due 04/15/19....................    550,000    610,500
          HCA, Inc.
           Sec. Notes
           9.25% due 11/15/16....................    875,000    941,719
          Tenet Healthcare Corp.
           Senior Sec. Notes
           9.00% due 05/01/15....................    595,000    654,500
                                                             ----------
                                                              3,991,494
                                                             ----------
        MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.5%
          Radiation Therapy Services, Inc.
           Senior Sub. Notes
           9.88% due 04/15/17....................    660,000    673,200
                                                             ----------
        MOTION PICTURES & SERVICES -- 0.1%
          NAI Entertainment Holdings LLC
           Senior Sec. Notes
           8.25% due 12/15/17*...................    170,000    181,900
                                                             ----------


                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------
     MULTIMEDIA -- 0.1%
       Haights Cross Operating Co. FRS
        Limited Guar. Notes
        16.00% due 03/15/14+(1)(2).................. $  187,319 $  120,587
                                                                ----------
     NON-FERROUS METALS -- 0.0%
       Renco Metals, Inc.
        Company Guar. Notes
        11.50% due 07/01/03+(1)(2)(5)(6)............  2,150,000          0
                                                                ----------
     OFFICE AUTOMATION & EQUIPMENT -- 0.8%
       CDW LLC / CDW Finance Corp.
        Senior Sec. Notes
        8.00% due 12/15/18*.........................    545,000    577,700
       CDW LLC/CDW Finance Corp.
        Company Guar. Notes
        11.00% due 10/12/15.........................    220,000    238,700
       CDW LLC/CDW Finance Corp.
        Company Guar. Notes
        11.50% due 10/12/15(4)......................    235,000    253,800
                                                                ----------
                                                                 1,070,200
                                                                ----------
     OFFICE SUPPLIES & FORMS -- 0.4%
       ACCO Brands Corp.
        Senior Sec. Notes
        10.63% due 03/15/15.........................    475,000    535,563
                                                                ----------
     OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.1%
       Antero Resources Finance Corp.
        Company Guar. Notes
        9.38% due 12/01/17..........................    535,000    583,150
       Petroleum Development Corp.
        Senior Notes
        12.00% due 02/15/18.........................     90,000    102,037
       Rosetta Resources, Inc.
        Company Guar. Notes
        9.50% due 04/15/18..........................    630,000    699,300
                                                                ----------
                                                                 1,384,487
                                                                ----------
     OIL FIELD MACHINERY & EQUIPMENT -- 0.5%
       Complete Production Services, Inc.
        Company Guar. Notes
        8.00% due 12/15/16..........................     25,000     26,375
       Thermon Industries, Inc.
        Senior Sec. Notes
        9.50% due 05/01/17..........................    625,000    675,000
                                                                ----------
                                                                   701,375
                                                                ----------
     OIL-FIELD SERVICES -- 1.7%
       Aquilex Holdings LLC/Aquilex Finance Corp.
        Company Guar. Notes
        11.13% due 12/15/16.........................  1,000,000  1,056,250
       Basic Energy Services, Inc.
        Company Guar. Notes
        7.75% due 02/15/19*.........................    485,000    499,550
       Hornbeck Offshore Services, Inc.
        Company Guar. Notes
        8.00% due 09/01/17..........................    655,000    676,287
                                                                ----------
                                                                 2,232,087
                                                                ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                      PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                 AMOUNT     (NOTE 2)
     ----------------------------------------------------------------------
     U.S. CORPORATE BONDS & NOTES (CONTINUED)
     PAPER & RELATED PRODUCTS -- 2.4%
       Clearwater Paper Corp.
        Company Guar. Notes
        7.13% due 11/01/18*.......................... $  160,000 $  167,600
       Georgia-Pacific LLC
        Company Guar. Notes
        5.40% due 11/01/20*..........................     70,000     69,123
       Georgia-Pacific LLC
        Company Guar. Notes
        7.13% due 01/15/17*..........................    290,000    307,763
       Georgia-Pacific LLC
        Company Guar. Notes
        8.25% due 05/01/16*..........................    425,000    479,188
       Neenah Paper, Inc.
        Company Guar. Notes
        7.38% due 11/15/14...........................    691,000    710,002
       NewPage Corp.
        Senior Sec. Notes
        11.38% due 12/31/14..........................    710,000    710,887
       Verso Paper Holdings LLC/Verso
        Paper, Inc.
        Sec. Notes
        8.75% due 02/01/19*..........................    650,000    676,000
                                                                 ----------
                                                                  3,120,563
                                                                 ----------
     PHARMACY SERVICES -- 0.5%
       BioScrip, Inc.
        Company Guar. Notes
        10.25% due 10/01/15..........................    685,000    713,256
                                                                 ----------
     PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.5%
       Healthsouth Corp.
        Company Guar. Notes
        7.25% due 10/01/18...........................    565,000    584,069
                                                                 ----------
     PIPELINES -- 2.5%
       El Paso Corp.
        Senior Notes
        6.50% due 09/15/20*..........................    545,000    587,237
       El Paso Corp.
        Senior Notes
        6.88% due 06/15/14...........................    700,000    781,886
       El Paso Corp.
        Senior Notes
        7.00% due 06/15/17...........................    505,000    565,197
       Energy Transfer Equity LP
        Company Guar. Notes
        7.50% due 10/15/20...........................    681,000    740,587
       Kinder Morgan Finance Co., LLC
        Senior Sec. Notes
        6.00% due 01/15/18*..........................    535,000    554,394
                                                                 ----------
                                                                  3,229,301
                                                                 ----------
     PRINTING-COMMERCIAL -- 1.0%
       Cenveo Corp.
        Company Guar. Notes
        7.88% due 12/01/13...........................  1,320,000  1,283,700
                                                                 ----------
     PUBLISHING-PERIODICALS -- 0.1%
       Nielsen Finance LLC/Nielsen Finance Co.
        Company Guar. Notes
        11.50% due 05/01/16..........................    114,000    134,235
                                                                 ----------


                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT     (NOTE 2)
       -----------------------------------------------------------------
       REAL ESTATE INVESTMENT TRUSTS -- 0.8%
         Host Hotels & Resorts, Inc.
          Company Guar. Notes
          6.00% due 11/01/20....................... $1,080,000 $1,061,100
                                                               ----------
       RECYCLING -- 0.0%
         Aleris International, Inc.
          Escrow Notes
          9.00% due 12/15/14+(1)(2)................  2,145,000        215
                                                               ----------
       RESORT/THEME PARKS -- 0.1%
         Palace Entertainment Holdings
          LLC/Palace Entertainment Holdings Corp.
          Senior Sec. Notes
          8.88% due 04/15/17*......................     85,000     86,913
                                                               ----------
       RETAIL-APPAREL/SHOE -- 0.5%
         Chinos Acquisition Corp.
          Senior Notes
          8.13% due 03/01/19*......................    675,000    662,344
                                                               ----------
       RETAIL-ARTS & CRAFTS -- 0.6%
         Michaels Stores, Inc.
          Senior Notes
          7.75% due 11/01/18*......................    775,000    790,500
                                                               ----------
       RETAIL-DRUG STORE -- 0.4%
         Rite Aid Corp.
          Senior Sec. Notes
          9.75% due 06/12/16.......................    125,000    138,750
         Rite Aid Corp.
          Senior Sec. Notes
          10.25% due 10/15/19......................    375,000    410,156
                                                               ----------
                                                                  548,906
                                                               ----------
       RETAIL-PROPANE DISTRIBUTION -- 0.3%
         Ferrellgas LP/Ferrellgas Finance Corp.
          Senior Notes
          6.50% due 05/01/21*......................    371,000    359,870
                                                               ----------
       RETAIL-REGIONAL DEPARTMENT STORES -- 1.7%
         Federated Retail Holdings, Inc.
          Company Guar. Notes
          5.90% due 12/01/16.......................  1,487,000  1,598,525
         Macy's Retail Holdings, Inc.
          Company Guar. Notes
          6.65% due 07/15/24.......................    172,000    175,440
         Macy's Retail Holdings, Inc.
          Company Guar. Notes
          6.70% due 09/15/28.......................     72,000     69,660
         Macy's Retail Holdings, Inc.
          Company Guar. Notes
          6.90% due 04/01/29.......................    233,000    235,912
         Macy's Retail Holdings, Inc.
          Company Guar. Notes
          7.00% due 02/15/28.......................     80,000     80,800
                                                               ----------
                                                                2,160,337
                                                               ----------
       RUBBER-TIRES -- 0.5%
         Goodyear Tire & Rubber Co.
          Senior Notes
          10.50% due 05/15/16......................    600,000    672,000
                                                               ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT     (NOTE 2)
       -----------------------------------------------------------------
       U.S. CORPORATE BONDS & NOTES (CONTINUED)
       RUBBER/PLASTIC PRODUCTS -- 0.0%
         Venture Holdings Co. LLC
          Company Guar. Notes
          11.00% due 06/01/07+(1)(2)(5)(6)......... $  550,000 $        0
                                                               ----------
       SHIPBUILDING -- 0.5%
         Huntington Ingalls Industries, Inc.
          Company Guar. Notes
          6.88% due 03/15/18*......................    275,000    287,031
         Huntington Ingalls Industries, Inc.
          Company Guar. Notes
          7.13% due 03/15/21*......................    361,000    376,343
                                                               ----------
                                                                  663,374
                                                               ----------
       SPECIAL PURPOSE ENTITY -- 0.2%
         Nexeo Solutions LLC / Nexeo
          Solutions Finance Corp.
          Senior Sub. Notes
          8.38% due 03/01/18*......................    200,000    204,000
                                                               ----------
       TELECOM SERVICES -- 0.9%
         West Corp.
          Company Guar. Notes
          7.88% due 01/15/19*......................  1,120,000  1,141,000
                                                               ----------
       TELECOMMUNICATION EQUIPMENT -- 0.6%
         Sorenson Communications, Inc.
          Senior Sec. Notes
          10.50% due 02/01/15*.....................    980,000    730,100
                                                               ----------
       TELEPHONE-INTEGRATED -- 3.4%
         Frontier Communications Corp.
          Senior Notes
          7.13% due 03/15/19.......................  2,115,000  2,146,725
         Qwest Communications International, Inc.
          Company Guar. Notes
          8.00% due 10/01/15.......................    570,000    629,137
         Windstream Corp.
          Company Guar. Notes
          7.75% due 10/15/20.......................  1,330,000  1,366,575
         Windstream Corp.
          Company Guar. Notes
          8.13% due 09/01/18.......................    275,000    293,563
                                                               ----------
                                                                4,436,000
                                                               ----------
       TELEVISION -- 0.5%
         Sinclair Television Group, Inc.
          Senior Sec. Notes
          9.25% due 11/01/17*......................    540,000    602,100
         Young Broadcasting, Inc.
          Escrow Notes
          8.75% due 01/15/14+(1)(2)................    685,000          0
         Young Broadcasting, Inc.
          Escrow Notes
          10.00% due 03/01/11+(1)(2)...............    635,000          0
                                                               ----------
                                                                  602,100
                                                               ----------
       THEATERS -- 0.5%
         AMC Entertainment, Inc.
          Company Guar. Notes
          8.75% due 06/01/19.......................    425,000    461,125


                                                   PRINCIPAL     VALUE
                 SECURITY DESCRIPTION               AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------
     THEATERS (CONTINUED)
       Regal Entertainment Group
        Company Guar. Notes
        9.13% due 08/15/18........................ $  215,000 $    230,050
                                                              ------------
                                                                   691,175
                                                              ------------
     TRANSPORT-MARINE -- 1.1%
       ACL I Corp.
        Senior Notes
        10.63% due 02/15/16*(4)...................    670,000      683,400
       Marquette Transportation Co./Marquette
        Transportation Finance Corp.
        Senior Sec. Notes
        10.88% due 01/15/17.......................    785,000      810,512
                                                              ------------
                                                                 1,493,912
                                                              ------------
     TOTAL U.S. CORPORATE BONDS & NOTES
        (cost $100,255,719).......................             103,949,334
                                                              ------------
     FOREIGN CORPORATE BONDS & NOTES -- 8.2%
     COMPUTERS-MEMORY DEVICES -- 0.8%
       Seagate HDD Cayman
        Company Guar. Notes
        6.88% due 05/01/20*.......................    685,000      683,287
       Seagate Technology HDD Holdings
        Company Guar. Notes
        6.80% due 10/01/16........................    360,000      377,550
                                                              ------------
                                                                 1,060,837
                                                              ------------
     DIVERSIFIED MANUFACTURING OPERATIONS -- 0.4%
       Bombardier, Inc.
        Senior Notes
        7.75% due 03/15/20*.......................    445,000      483,381
                                                              ------------
     DIVERSIFIED MINERALS -- 0.3%
       FMG Resources August 2006 Pty., Ltd.
        Senior Notes
        7.00% due 11/01/15*.......................    345,000      357,938
                                                              ------------
     ELECTRIC-GENERATION -- 0.1%
       Intergen NV
        Senior Sec. Notes
        9.00% due 06/30/17*.......................    125,000      134,688
                                                              ------------
     INDEPENDENT POWER PRODUCERS -- 0.0%
       AES Drax Energy, Ltd.
        Sec. Notes
        11.50% due 08/30/10+(1)(2)(5)(9)..........  4,460,000            0
                                                              ------------
     INTERNET CONNECTIVITY SERVICES -- 0.3%
       eAccess, Ltd.
        Company Guar. Notes
        8.25% due 04/01/18*(2)....................    340,000      348,925
                                                              ------------
     INVESTMENT COMPANIES -- 0.4%
       Offshore Group Investments, Ltd.
        Senior Sec. Notes
        11.50% due 08/01/15.......................    455,000      505,050
                                                              ------------
     METAL PROCESSORS & FABRICATION -- 0.0%
       International Utility Structures
        Escrow Notes
        10.75% due 02/01/08+(1)(2)................  2,150,000            0
                                                              ------------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                     PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                AMOUNT    (NOTE 2)
     ---------------------------------------------------------------------
     FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
     MULTIMEDIA -- 1.0%
       Quebecor Media, Inc.
        Senior Notes
        7.75% due 03/15/16.......................... 1,280,000 $ 1,328,000
                                                               -----------
     OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.5%
       Harvest Operations Corp.
        Company Guar. Notes
        6.88% due 10/01/17*.........................   640,000     667,200
                                                               -----------
     OIL FIELD MACHINERY & EQUIPMENT -- 0.4%
       Sevan Marine ASA
        Sec. Notes
        12.00% due 08/10/15.........................   500,000     536,250
                                                               -----------
     PAPER & RELATED PRODUCTS -- 0.9%
       Cascades, Inc.
        Company Guar. Notes
        7.88% due 01/15/20..........................   320,000     337,600
       Fibria Overseas Finance, Ltd.
        Company Guar. Notes
        7.50% due 05/04/20*.........................   802,000     870,170
                                                               -----------
                                                                 1,207,770
                                                               -----------
     SATELLITE TELECOM -- 0.5%
       Intelsat Jackson Holdings SA
        Company Guar. Notes
        7.25% due 04/01/19*.........................   660,000     660,825
                                                               -----------
     SPECIAL PURPOSE ENTITIES -- 1.9%
       Hellas Telecommunications Luxembourg II FRS
        Sub. Notes
        6.03% due 01/15/15+*(7)(9).................. 1,025,000      12,812
       LBG Capital No.1 PLC
        Bank Guar. Notes
        7.88% due 11/01/20*......................... 2,520,000   2,458,260
                                                               -----------
                                                                 2,471,072
                                                               -----------
     TELECOM SERVICES -- 0.7%
       Wind Acquisition Finance SA
        Company Guar. Notes
        11.75% due 07/15/17*........................   810,000     931,500
                                                               -----------
     TOTAL FOREIGN CORPORATE BONDS & NOTES
        (cost $15,542,531)..........................            10,693,436
                                                               -----------
     LOANS(10)(11) -- 4.6%
     BEVERAGES-NON-ALCOHOLIC -- 0.4%
       Le-Natures, Inc.
        9.39% due 03/01/11+(2)(5)(8)................ 1,200,000     480,000
                                                               -----------
     BUILDING-RESIDENTIAL/COMMERCIAL -- 0.0%
       TOUSA, Inc.
        12.25% due 08/15/13(2)(4)................... 1,554,448      46,633
                                                               -----------
     CASINO SERVICES -- 1.1%
       Herbst Gaming, Inc.
        5.50% due 12/31/15(2).......................   410,185     428,131

                                                        SHARES/
                                                       PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                  AMOUNT     (NOTE 2)
   -------------------------------------------------------------------------
   CASINO SERVICES (CONTINUED)
     Holding Gaming Borrower LP
      9.25% due 02/19/13(2)........................... $  995,000 $1,044,750
                                                                  ----------
                                                                   1,472,881
                                                                  ----------
   COMMERCIAL SERVICES -- 0.6%
     Vertrue, Inc.
      7.54% due 08/14/15(2)...........................  1,010,000    802,950
                                                                  ----------
   ELECTRIC-INTEGRATED -- 1.3%
     Texas Competitive Electric Holdings Co. LLC
      3.85% due 10/10/14(2)...........................  2,051,952  1,732,067
                                                                  ----------
   MEDICAL-DRUGS -- 0.6%
     Triax Pharmaceuticals LLC
      16.50% due 08/31/11+(1)(2)(7)(12)...............  1,657,560    709,436
                                                                  ----------
   THEATERS -- 0.6%
     AMC Entertainment Holdings, Inc.
      5.54% due 06/15/12(2)(4)........................    782,115    778,204
                                                                  ----------
   TOTAL LOANS
      (cost $9,144,223)...............................             6,022,171
                                                                  ----------
   COMMON STOCK -- 1.1%
   BUILDING PRODUCTS-DOORS & WINDOWS -- 0.0%
     Masonite Worldwide Holdings+(16).................        692     26,573
                                                                  ----------
   CASINO SERVICES -- 0.0%
     Capital Gaming International, Inc.+(1)(2)........         77          0
     Greektown, Inc.(1)(2)............................        370          0
                                                                  ----------
                                                                           0
                                                                  ----------
   FOOD-MISC. -- 0.4%
     Wornick Co.+(1)(2)...............................      7,270    450,340
                                                                  ----------
   GAMBLING (NON-HOTEL) -- 0.2%
     Shreveport Gaming Holdings, Inc.+(1)(2)..........     14,150    186,780
                                                                  ----------
   GAS-DISTRIBUTION -- 0.1%
     MXEnergy Holdings, Inc.+(1)(2)...................    192,375    183,600
                                                                  ----------
   MEDICAL-DRUGS -- 0.0%
     Triax Pharmaceuticals LLC+(1)(2)(13).............    128,418        642
                                                                  ----------
   MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.0%
     Critical Care Systems International, Inc.+(1)(2).     69,700      1,742
                                                                  ----------
   MULTIMEDIA -- 0.0%
     Haights Cross Communication, Inc.+(1)(2).........     19,388     22,975
                                                                  ----------
   PAPER & RELATED PRODUCTS -- 0.4%
     Caraustar Industries, Inc.+(1)(2)................         73    580,545
                                                                  ----------
   TOTAL COMMON STOCK
      (cost $3,096,832)...............................             1,453,197
                                                                  ----------
   MEMBERSHIP INTEREST CERTIFICATES -- 0.2%
   CASINO SERVICES -- 0.2%
     Herbst Gaming, Inc.(2)
      (cost $232,721).................................     23,439    290,059
                                                                  ----------
   CONVERTIBLE PREFERRED STOCK -- 0.3%
   AUTO-CARS/LIGHT TRUCKS -- 0.3%
     General Motors Co.,
      Series B 4.75%
      (cost $405,000).................................      8,100    390,420
                                                                  ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)


                                                    SHARES/
                                                   PRINCIPAL     VALUE
                SECURITY DESCRIPTION                AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------
     PREFERRED STOCK -- 2.2%
     DIVERSIFIED FINANCIAL SERVICES -- 0.7%
       Citigroup Capital XIII FRS
        7.88%.................................... $   34,000  $    931,600
                                                              ------------
     MEDICAL-DRUGS -- 0.0%
       Triax Pharmaceuticals LLC, Class C+(1)(2).     39,177           196
                                                              ------------
     SPECIAL PURPOSE ENTITY -- 1.5%
       GMAC Capital Trust I FRS
        8.13%....................................     79,000     2,014,500
                                                              ------------
     TOTAL PREFERRED STOCK
        (cost $3,003,060)........................                2,946,296
                                                              ------------
     WARRANTS+ -- 0.1%
     BUILDING PRODUCTS-DOORS & WINDOWS -- 0.0%
       Masonite Worldwide Holdings
        Expires 06/09/14
        (strike price $55.31)(2).................      3,355         4,026
       Masonite Worldwide Holdings
        Expires 06/09/16
        (strike price $55.31)(2).................      2,517         3,146
                                                              ------------
                                                                     7,172
                                                              ------------
     PUBLISHING-PERIODICALS -- 0.0%
       Reader's Digest Association, Inc.
        Expires 02/19/14(1)(2)...................      3,250             0
                                                              ------------
     TELEVISION -- 0.1%
       Ion Media Networks, Inc.
        Expires 12/18/16
        (strike price $687.50)(1)(2).............        327        42,510
       Ion Media Networks, Inc.
        Expires 12/18/16
        (strike price $500.00)(1)(2).............        327        58,860
                                                              ------------
                                                                   101,370
                                                              ------------
     TOTAL WARRANTS
        (cost $3,365)............................                  108,542
                                                              ------------
     TOTAL LONG-TERM INVESTMENT SECURITIES
        (cost $134,376,630)......................              129,307,519
                                                              ------------
     REPURCHASE AGREEMENTS -- 1.3%
       Bank of America Securities Joint
        Repurchase Agreement(14).................  1,320,000     1,320,000
       UBS Securities LLC Joint
        Repurchase Agreement(14).................    330,000       330,000
                                                              ------------
     TOTAL REPURCHASE AGREEMENTS
        (cost $1,650,000)........................                1,650,000
                                                              ------------
     TOTAL INVESTMENTS
        (cost $136,026,630)(15)..................       99.8%  130,957,519
     Other assets less liabilities...............        0.2       317,213
                                                  ----------  ------------
     NET ASSETS                                        100.0% $131,274,732
                                                  ==========  ============

--------
+  Non-income producing security
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At March 31, 2011, the aggregate value of these securities was $36,285,158 representing 27.6% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
(1) Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(2) Illiquid security. At March 31, 2011, the aggregate value of these securities was $10,761,868 representing 8.2% of net assets.
(3) Income may be received in cash or additional bonds at the discretion of the issuer.
(4) PIK ("Payment-in-Kind") security. Bond, loan or preferred stock that pays interest/dividends in the form of additional bonds, preferred stocks or loans.
(5)  Security is in default and did not pay principal at maturity.
(6)  Company has filed for Chapter 7 bankruptcy protection.
(7)  Security in default
(8)  Company has filed for Chapter 11 bankruptcy protection.
(9)  Company has filed for bankruptcy in country of issuance.
(10) The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.
(11) Senior loans in the Fund are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(12) A portion of the interest is paid in the form of additional bonds/loans.
(13) Consist of more than one class of securities traded together as a unit.
(14) See Note 2 for details of Joint Repurchase Agreements.
(15) See Note 5 for cost of investments on a tax basis.
(16) Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 2.
FRS --Floating Rate Securities
     The rates shown on FRS are the current rates at March 31, 2011 and unless noted otherwise, the dates shown are the original maturity dates.

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2011 (see Note 2):

                                    LEVEL 1--UNADJUSTED  LEVEL 2--OTHER   LEVEL 3--SIGNIFICANT
                                       QUOTED PRICES    OBSERVABLE INPUTS UNOBSERVABLE INPUTS     TOTAL
                                    ------------------- ----------------- -------------------- ------------
ASSETS:
Long-Term Investment Securities:
  Convertible Bonds & Notes........     $        --       $  3,454,064        $        --      $  3,454,064
  U.S. Corporate Bonds & Notes.....              --         99,688,366          4,260,968       103,949,334
  Foreign Corporate Bonds & Notes..              --         10,693,436                  0        10,693,436
  Loans............................              --          2,160,198          3,861,973         6,022,171
  Common Stock.....................              --             26,573          1,426,624         1,453,197
  Membership Interest Certificates.              --            290,059                 --           290,059
  Convertible Preferred Stock......         390,420                 --                 --           390,420
  Preferred Stock..................       2,946,100                 --                196         2,946,296
  Warrants.........................           7,172                 --            101,370           108,542
Repurchase Agreements..............              --          1,650,000                 --         1,650,000
                                        -----------       ------------        -----------      ------------
TOTAL..............................     $ 3,343,692       $117,962,696        $ 9,651,131      $130,957,519
                                        ===========       ============        ===========      ============

The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

                                                     U.S. CORPORATE FOREIGN CORPORATE
                                                     BONDS & NOTES    BONDS & NOTES      LOANS     COMMON STOCK PREFERRED STOCK
                                                     -------------- ----------------- -----------  ------------ ---------------
Balance as of 3/31/2010.............................  $ 3,648,860      $         0    $ 5,950,256   $  916,380       $ 392
Accrued discounts/premiums..........................          248               --        168,433           --          --
Realized gain (loss)................................   (1,410,578)              --         (1,523)          --          --
Change in unrealized appreciation (depreciation)(1).    1,513,917               --       (672,330)        (498)       (196)
Net purchases (sales)...............................   (1,187,310)              --     (1,582,863)     510,742          --
Transfers in and/or out of Level 3(2)...............    1,695,831                0             --           --          --
                                                      -----------      -----------    -----------   ----------       -----
Balance as of 3/31/2011.............................  $ 4,260,968      $         0    $ 3,861,973   $1,426,624       $ 196
                                                      ===========      ===========    ===========   ==========       =====

                                                      WARRANTS
                                                     ---------
Balance as of 3/31/2010............................. $       0
Accrued discounts/premiums..........................        --
Realized gain (loss)................................  (129,004)
Change in unrealized appreciation (depreciation)(1).   227,009
Net purchases (sales)...............................     3,365
Transfers in and/or out of Level 3(2)...............        --
                                                     ---------
Balance as of 3/31/2011............................. $ 101,370
                                                     =========

--------
(1)The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2011 includes:

  U.S. CORPORATE FOREIGN CORPORATE
  BONDS & NOTES    BONDS & NOTES     LOANS    COMMON STOCK PREFERRED STOCK WARRANTS
  -------------- ----------------- ---------  ------------ --------------- --------
     $55,249            $--        $(965,348)    $(498)         $(196)     $98,005
     =======            ===        =========     =====          =====      =======

--------
(2)The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Financial Statements

        SUNAMERICA TAX EXEMPT INSURED FUND
        PORTFOLIO PROFILE -- MARCH 31, 2011 -- (UNAUDITED)

ALLOCATION BY STATES*

                      Massachusetts................. 21.1%
                      New York...................... 16.4
                      New Jersey.................... 10.6
                      Colorado...................... 10.2
                      Ohio..........................  9.4
                      Missouri......................  5.8
                      Texas.........................  5.5
                      New Mexico....................  4.3
                      Connecticut...................  4.2
                      California....................  3.8
                      Hawaii........................  3.0
                      Arizona.......................  1.9
                      Pennsylvania..................  1.6
                      Kentucky......................  1.1
                      Georgia.......................  0.1
                      Registered Investment Company.  0.1
                                                     ----
                                                     99.1%
                                                     ====

CREDIT QUALITY ALLOCATION+#

                               AAA........  16.5%
                               AA.........  65.0
                               A..........  10.9
                               BBB........   1.8
                               Not Rated@.   5.8
                                           -----
                                           100.0%
                                           =====

--------
*Calculated as a percentage of net assets.
+Source: Standard and Poor's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA TAX EXEMPT INSURED FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011



                                                          PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                     AMOUNT     (NOTE 2)
 -----------------------------------------------------------------------------
 MUNICIPAL BONDS & NOTES -- 99.0%
 ARIZONA -- 1.9%
   Arizona Health Facilities Authority Revenue,
    5.50% due 01/01/31................................... $1,325,000 $1,278,506
                                                                     ----------
 CALIFORNIA -- 3.8%
   East Bay California Municipal Utility District Water
    System Revenue,
    Series A
    5.00% due 06/01/32(1)................................  2,500,000  2,518,275
                                                                     ----------
 COLORADO -- 10.2%
   Aurora Colorado Water Improvement Revenue,
    Series A
    5.00% due 08/01/36(1)................................  3,000,000  2,936,520
   Regional Transportation District Colorado Sales
    Tax Revenue,
    Series A
    4.50% due 11/01/35(1)................................  1,375,000  1,221,316
   Regional Transportation District Colorado Sales
    Tax Revenue,
    Series A
    5.00% due 11/01/28(1)................................  2,500,000  2,555,975
                                                                     ----------
                                                                      6,713,811
                                                                     ----------
 CONNECTICUT -- 4.2%
   State of Connecticut, Refunded,
    Series B
    5.00% due 06/01/14(1)................................  2,500,000  2,787,500
                                                                     ----------
 GEORGIA -- 0.1%
   Georgia Municipal Electric Authority,
    Power Revenue,
    Series Y
    6.40% due 01/01/13(1)................................     60,000     63,988
                                                                     ----------
 HAWAII -- 3.0%
   Honolulu Hawaii City & County Board
    Water Supply,
    Water System Revenue,
    Series A
    4.75% due 07/01/31(1)................................  2,000,000  1,981,900
                                                                     ----------
 KENTUCKY -- 1.1%
   Louisville & Jefferson County Kentucky Visitors &
    Convention Commission
    Series B
    0.24% due 12/01/22(1)................................    750,000    750,000
                                                                     ----------
 MASSACHUSETTS -- 21.1%
   Commonwealth of Massachusetts VRS
    General Obligation
    0.28% due 12/01/30...................................    800,000    800,000
   Massachusetts State School Building Authority,
    Series A
    5.00% due 08/15/24(1)................................  3,000,000  3,134,700
   Massachusetts State Water Resources Authority,
    Revenue
    Series A
    5.00% due 08/01/24(1)................................  3,910,000  4,072,304


                                                      PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                  AMOUNT     (NOTE 2)
   ------------------------------------------------------------------------
   MASSACHUSETTS (CONTINUED)
     Massachusetts State,
      Series C
      5.25% due 08/01/24(1).......................... $2,300,000 $ 2,497,869
     University of Massachusetts Building Authority
      Project Revenue,
      Series 04-1
      5.25% due 11/01/27(1)..........................  3,000,000   3,440,610
                                                                 -----------
                                                                  13,945,483
                                                                 -----------
   MISSOURI -- 5.8%
     Missouri State Health & Educational Facilities
      Authority Revenue VRS
      0.22% due 06/01/16.............................  1,050,000   1,050,000
     Missouri State Health & Educational Facilities
      Authority Revenue VRS
      0.25% due 09/01/30.............................    700,000     700,000
     Missouri State Health & Educational Facilities
      Authority,
      Series 2003-B
      5.50% due 11/15/32(1)..........................  2,000,000   2,033,420
                                                                 -----------
                                                                   3,783,420
                                                                 -----------
   NEW JERSEY -- 10.6%
     Garden State Preservation Trust New Jersey
      Open Space & Farmland,
      Series A
      5.80% due 11/01/17(1)..........................  2,500,000   2,865,950
     New Jersey Economic Development
      Authority Revenue, VRS
      5.00% due 09/01/27(1)..........................  2,000,000   2,143,260
     New Jersey State Transportation Transit Fund
      Authority,
      Series C
      zero coupon due 12/15/25(1)....................  5,000,000   2,003,700
                                                                 -----------
                                                                   7,012,910
                                                                 -----------
   NEW MEXICO -- 4.3%
     New Mexico Finance Authority Transportation,
      Series A
      5.25% due 06/15/21(1)..........................  2,500,000   2,828,975
                                                                 -----------
   NEW YORK -- 16.4%
     City of Niagara Falls New York,
      General Obligation
      7.50% due 03/01/13(1)..........................    410,000     450,159
     City of Niagara Falls New York,
      Prerefunded,
      General Obligation
      7.50% due 03/01/13(1)..........................     35,000      39,597
     City of Niagara Falls New York,
      General Obligation
      7.50% due 03/01/14(1)..........................    510,000     579,023
     City of Niagara Falls New York,
      Prerefunded,
      General Obligation
      7.50% due 03/01/14(1)..........................     45,000      53,527

        SUNAMERICA TAX EXEMPT INSURED FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2011 -- (CONTINUED)



                                                      PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                  AMOUNT     (NOTE 2)
   ------------------------------------------------------------------------
   MUNICIPAL BONDS & NOTES (CONTINUED)
   NEW YORK (CONTINUED)
     New York New York City Municipal Water
      Finance Authority,
      Water & Sewer Revenue,
      Fiscal 2009-Series A
      5.75% due 06/15/40............................. $2,600,000 $ 2,740,478
     New York State Thruway Authority,
      Series G
      5.25% due 01/01/27(1)..........................  1,500,000   1,525,500
     Port Authority New York & New Jersey, Revenue
      Bonds
      4.50% due 09/15/39.............................  1,500,000   1,311,915
     Sales Tax Asset Receivables Corp.,
      Series A
      5.25% due 10/15/27(1)..........................  2,000,000   2,064,860
     Triborough Bridge & Tunnel Authority,
      Series A-2
      5.25% due 11/15/34.............................  2,000,000   2,022,380
                                                                 -----------
                                                                  10,787,439
                                                                 -----------
   OHIO -- 9.4%
     Ohio State Higher Educational Facility
      Commission, Revenue
      5.25% due 01/01/29.............................  1,845,000   1,855,240
     Olentangy Local School District Ohio,
      Series A
      5.25% due 12/01/27(1)..........................  3,250,000   3,667,137
     Woodridge, Ohio, Woodmore Local
      School District,
      6.80% due 12/01/14(1)..........................    620,000     671,944
                                                                 -----------
                                                                   6,194,321
                                                                 -----------
   PENNSYLVANIA -- 1.6%
     Pennsylvania State Higher Educational Facility
      Authority, Series B
      6.00% due 08/15/22.............................  1,000,000   1,082,630
                                                                 -----------


                                                   PRINCIPAL    VALUE
                SECURITY DESCRIPTION                AMOUNT     (NOTE 2)
      ------------------------------------------------------------------
      TEXAS -- 5.5%
        Austin Texas Water & Wastewater System,
         Series A
         5.00% due 11/15/34(1)................... $2,140,000  $ 2,151,321
        Dallas Texas Area Rapid
         Transportation, Sales Tax Revenue
         5.00% due 12/01/36(1)...................  1,500,000    1,495,605
                                                              -----------
                                                                3,646,926
                                                              -----------
      TOTAL LONG-TERM INVESTMENT SECURITIES
         (cost $64,045,776)......................              65,376,084
                                                              -----------
      SHORT-TERM INVESTMENT SECURITIES -- 0.1%
      REGISTERED INVESTMENT COMPANY -- 0.1%
        SSGA Tax Free Money Market Fund
         (cost $45,264)..........................     45,264       45,264
                                                              -----------
      TOTAL INVESTMENTS --
         (cost $64,091,040)(2)...................       99.1%  65,421,348
      Other assets less liabilities..............        0.9      587,587
                                                  ----------  -----------
      NET ASSETS                                       100.0% $66,008,935
                                                  ==========  ===========

--------
(1) All or part of this security is insured by the Assured Guaranty Municipal Corporation ("AGM"), Financial Guaranteed Insurance Corp. ("FGIC"), Municipal Bond Insurance Association ("MBIA"), or Ambac Assurance Corporation ("AAC"). The aggregate value is $52,534,936 or 79.6% of Net Assets. On November 8, 2010, Ambac Financial Group, Inc. ("AMBAC") the parent company of AAC filed for Chapter 11 bankruptcy protection.
(2)  See Note 5 for cost of investments on a tax basis.
VRS --Variable Rate Securities
The rates shown on VRS are the current rates at March 31, 2011 and unless noted otherwise, the dates shown are the original maturity dates.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2011 (see Note 2):

                                   LEVEL 1--UNADJUSTED  LEVEL 2--OTHER   LEVEL 3--SIGNIFICANT
                                      QUOTED PRICES    OBSERVABLE INPUTS UNOBSERVABLE INPUTS     TOTAL
                                   ------------------- ----------------- -------------------- -----------
ASSETS:
Long-Term Investment Securities:
  Municipal Bonds & Notes.........     $        --        $65,376,084        $        --      $65,376,084
Short-Term Investment Securities:
  Registered Investment Company...              --             45,264                 --           45,264
                                       -----------        -----------        -----------      -----------
TOTAL.............................     $        --        $65,421,348        $        --      $65,421,348
                                       ===========        ===========        ===========      ===========

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2011

Note 1. Organization

   The SunAmerica Income Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust"). It currently consists of five different series (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An investor may invest in one or more of the following Funds:
   SunAmerica U.S. Government Securities Fund, SunAmerica GNMA Fund, SunAmerica Strategic Bond Fund, SunAmerica High Yield Bond Fund and SunAmerica Tax Exempt Insured Fund. The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objectives and principal investment techniques for each of the Funds are as follows:

   U.S. GOVERNMENT SECURITIES FUND seeks high current income consistent with relative safety of capital by the active trading of U.S. Government securities, without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in such securities.

   GNMA FUND seeks current income, with capital appreciation as a secondary objective, by the active trading of mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (GNMA) without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in such securities. The Fund may also invest in other types of U.S. Government securities.

   STRATEGIC BOND FUND seeks a high level of total return by the active trading of a broad range of bonds, including both investment grade and non-investment grade U.S. and foreign bonds (which may include "junk bonds"), U.S. Government and agency obligations, and mortgage-backed securities, without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in bonds.

   HIGH YIELD BOND FUND seeks a high level of total return by the active trading of below-investment grade U.S. and foreign junk bonds (rated below Baa by Moody's or below BBB by S&P) or determined to be of comparable quality by the investment advisor without regard to the maturities of such securities and bank debt. For purposes of this policy, bonds include fixed-income securities other than short-term commercial paper and preferred stock. Under normal market conditions, at least 80% of the Fund's net assets plus borrowing for investment purposes will be invested in such securities.

   TAX EXEMPT INSURED FUND seeks as high a level of current income exempt from federal income taxes as is consistent with preservation of capital by the active trading of municipal bonds and other municipal securities. Under normal market conditions, at least 80% of Fund's net assets plus any borrowing for investment purposes will be invested in municipal bonds and other municipal securities, the income of which is exempt from federal income taxes (including the Federal Alternative Minimum Tax), and that are insured as to the scheduled payment of principal and interest for as long as such securities are held by the Fund, without regard to the maturities of such securities.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in amounts of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares of each Fund convert automatically to Class A shares on the first business day of the month following the eighth anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class C shares are offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2011 -- (CONTINUED)


   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions except as may otherwise be provided in the Trust's registration statement. Class A, Class B and Class C shares each makes distribution and account maintenance and service fee payments under the distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") except that Class B and Class C shares are subject to higher distribution fees.

   INDEMNIFICATIONS: The Trust's organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in
   Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

   SECURITY VALUATIONS: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustee's (the "Board") to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. For foreign equity securities, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

   Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

   Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market. Senior secured floating rate loans ("Loans") for which an active secondary market exists to a reliable degree, will be valued at

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2011 -- (CONTINUED)

   the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

   Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

   Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are fair valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   The various inputs that may be used to determine the value of the Funds' investments are summarized into three levels listed below:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances).

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The summary of the inputs used to value the Funds' net assets as of March 31, 2011 are reported on a schedule following the Portfolio of Investments.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses realized between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

   MORTGAGE-BACKED DOLLAR ROLLS: Certain Funds may enter into dollar roll transactions using "to be announced" ("TBA") mortgage-backed securities ("TBA Rolls"). The Funds' policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. During the year ended March 31, 2011, the U.S. Government Securities Fund and the GNMA Fund entered into dollar roll transactions. Dollar roll transactions involve the risk that the market value of the securities held by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2011 -- (CONTINUED)

   that the buyer of securities in a dollar roll transaction files bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs. For the year ended March 31, 2011, the U.S. Government Securities Fund and the GNMA Fund had realized gains (losses) from mortgage-backed dollar rolls of $1,326,641 and $5,661,328, respectively.

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the board and applicable guidance from the Securities and Exchange Commission ("SEC") guidance, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of March 31, 2011, the following portfolios held an undivided interest in the joint repurchase agreement with Bank of America Securities:

                 PERCENTAGE PRINCIPAL
FUNDS             INTEREST   AMOUNT
-----            ---------- ----------
High Yield Bond.    0.50%   $1,320,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Bank of America Securities, dated March 31, 2011, bearing interest at a rate of 0.06% per annum, with a principal amount of $264,970,000, a repurchase price of $264,970,442, and a maturity date of April 1, 2011. The repurchase agreement is collateralized by the following securities:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT        VALUE
------------------   -------- ---------- ------------ ------------
U.S. Treasury Notes.   1.00%  12/31/2011 $200,000,000 $201,590,988
U.S. Treasury Notes.   2.13%  12/31/2015   68,375,000   68,640,083

   As of March 31, 2011, the following portfolios held an undivided interest in the joint repurchase agreement with State Street Bank & Trust Co.:

                PERCENTAGE PRINCIPAL
FUNDS           OWNERSHIP   AMOUNT
-----           ---------- ----------
Strategic Bond.    2.23%   $2,115,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   State Street Bank & Trust Co., dated March 31, 2011, bearing interest at a rate of 0.01% per annum, with a principal amount of $94,912,000, a repurchase price of $94,912,026, and a maturity date of April 1, 2011. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE      AMOUNT       VALUE
------------------   -------- --------- ----------- -----------
U.S. Treasury Bills.   0.05%  4/21/2011 $96,815,000 $96,812,289

   As of March 31, 2011, the following portfolios held an undivided interest in the joint repurchase agreement with UBS Securities LLC:

                 PERCENTAGE PRINCIPAL
FUND              INTEREST   AMOUNT
----             ---------- ---------
High Yield Bond.    0.51%   $330,000

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2011 -- (CONTINUED)


   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   UBS Securities LLC, dated March 31, 2011, bearing interest at a rate of 0.10% per annum, with a principal amount of $65,085,000, a repurchase price of $65,085,181, and a maturity date of April 1, 2011. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT       VALUE
------------------   -------- ---------- ----------- -----------
U.S. Treasury Notes.   3.25%  12/31/2016 $33,000,000 $34,509,300
U.S. Treasury Bonds.   8.13%   8/15/2021  22,472,000  31,766,997

   As of March 31, 2011, the following portfolios held an undivided interest in the joint repurchase agreement with UBS Securities LLC:

                            PERCENTAGE  PRINCIPAL
FUND                         INTEREST    AMOUNT
----                        ---------- -----------
U.S. Government Securities.    9.47%   $16,580,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   UBS Securities LLC, dated March 31, 2011, bearing interest at a rate of 0.08% per annum, with a principal amount of $175,000,000, a repurchase price of $175,000,399, and a maturity date of April 1, 2011. The repurchase agreement is collateralized by the following:

                                    INTEREST MATURITY   PRINCIPAL
TYPE OF COLLATERAL                    RATE     DATE      AMOUNT        VALUE
------------------                  -------- --------- ------------ ------------
U.S. Treasury Inflation Index Bond.   3.88%  4/15/2029 $175,000,000 $178,500,081

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

   Expenses common to all Funds, not directly related to individual Funds are allocated among the Funds based on relative net assets or other appropriate methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. Interest earned on cash balances held at the custodian is shown as custody credits on the Statement of Operations.

   Dividends from net investment income are accrued daily and paid monthly. Capital gain distributions, if any, are paid annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The Funds reserve the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss and net assets are not affected by these reclassifications.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2011 -- (CONTINUED)


   Each Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of their net income (taxable and tax exempt) to their shareholders. Therefore, no federal tax provision is required. Each Fund is considered a separate entity for tax purposes. Each Fund files U.S. federal and certain state income tax returns. With few exceptions, each Fund is no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2007.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

   The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds, who are employees of SunAmerica and its affiliates.

   The Funds pay SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                              MANAGEMENT
                                           ASSETS                FEES
                                 ---------------------------- ----------
U.S. Government Securities Fund.           $0 - $200 million    0.650%
                                 (greater than) $200 million    0.620
                                 (greater than) $400 million    0.550
GNMA Fund.......................            $0 - $25 million    0.550
                                  (greater than) $25 million    0.500
                                  (greater than) $50 million    0.450
Strategic Bond Fund.............           $0 - $350 million    0.650
                                 (greater than) $350 million    0.600
High Yield Bond Fund............           $0 - $200 million    0.750
                                 (greater than) $200 million    0.720
                                 (greater than) $400 million    0.550
Tax Exempt Insured Fund*........           $0 - $350 million    0.500
                                 (greater than) $350 million    0.450

--------
* Pursuant to a Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee with respect to the Tax Exempt Insured Fund so that the advisory fee payable by the Fund to SunAmerica under the agreement equals 0.15% of average daily net assets. This fee waiver will continue in effect indefinitely, unless terminated by the Trustees, including a majority of the Disinterested Trustees.

   For the year ended March 31, 2011, the amount of the investment advisory fee waived was $250,026 for the Tax Exempt Insured Fund. The amount is reflected in the Statement of Operations.

   The Strategic Bond Fund is subadvised by PineBridge Investments, LLC ("PineBridge"). The Tax Exempt Fund is subadvised by AIG Asset Management (U.S.), LLC ("AMG"). The High Yield Bond Fund is subadvised by Wellington Management Company, LLP ("Wellington Management"). Under the Subadvisory Agreements, PineBridge, AMG, and Wellington Management manage the investment and reinvestment of the assets of the Strategic Bond Fund, Tax Exempt Insured Fund, and the High Yield Bond Fund, respectively. AMG is an indirect wholly-owned subsidiary of AIG, and an affiliate of SunAmerica.

   SunAmerica pays PineBridge, AMG and Wellington Management fees out of the investment advisory fees it receives from the respective Funds. The portion of the investment advisory fees received by SunAmerica that are paid to PineBridge, AMG and Wellington with respect to the Strategic Bond Fund, Tax Exempt Insured Fund, and High Yield Bond Fund, respectively, are as follows:

                                     SUBADVISORY FEES
                               ---------------------------
                               STRATEGIC BOND  TAX EXEMPT
ASSETS                              FUND      INSURED FUND+
------                         -------------- -------------
$0 - $200 million.............      0.35%         0.25%
  (greater than) $200 million.      0.25          0.22
  (greater than) $500 million.      0.20          0.15

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2011 -- (CONTINUED)


                               HIGH YIELD BOND
                                    FUND
                               ---------------
$0 - $150 million.............      0.40%
  (greater than) $150 million.      0.35
  (greater than) $500 million.      0.30

--------
+ Pursuant to a Subadvisory Fee Waiver Agreement, AMG is contractually obligated to waive its subadvisory fee with respect to the Tax Exempt Insured Fund so that the subadvisory fee payable by SunAmerica to AMG under the subadvisory agreement equals 0.075% of average daily net assets. The Subadvisory Fee Waiver Agreement will continue in effect as long as the Fee Waiver Agreement remains in effect.

   SunAmerica has contractually agreed to waive fees and/or reimburse expenses, to the extent necessary to cap the Funds' annual fund operating expenses at the following percentages of each Fund's average net assets. For the purposes of waived fees and/or reimbursed expense calculations annual Fund operating expenses shall not include extraordinary expenses as determined under generally accepted accounting principles, or acquired Fund fees and expenses. The contractual fee waivers and expense reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Disinterested Trustees.

FUND                                PERCENTAGE
----                                ----------
U.S. Government Securities Class A.    0.99%
U.S. Government Securities Class B.    1.64
U.S. Government Securities Class C.    1.64
GNMA Fund Class A..................    0.99
GNMA Fund Class B..................    1.64
GNMA Fund Class C..................    1.64
Strategic Bond Class A.............    1.40
Strategic Bond Class B.............    2.05
Strategic Bond Class C.............    2.05
High Yield Bond Class A............    1.36
High Yield Bond Class B............    2.01
High Yield Bond Class C............    2.01

   Further, SunAmerica is voluntarily waiving fees and/or reimbursing expenses, if necessary, so that the total net expense ratios for the following classes do not exceed the amounts set forth below. The voluntary fee waivers and/or expense reimbursements may be terminated at any time at the option of SunAmerica.

FUND                             PERCENTAGE
----                             ----------
Tax Exempt Insured Fund Class C.    1.95%

   For the U.S. Government Fund and GNMA Fund, any voluntary or contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Funds within the following two years of making such waivers or reimbursements, provided that the Funds are able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

   For the year ended March 31, 2011, pursuant to the contractual and voluntary expense limitations in the above tables SunAmerica has waived and/or reimbursed expenses as follows:

                            OTHER EXPENSES
FUND                          REIMBURSED
----                        --------------
U.S. Government Securities.    $221,343

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2011 -- (CONTINUED)


                                    CLASS SPECIFIC
FUND                                   EXPENSES
----                                --------------
U.S. Government Securities Class A.    $395,622
U.S. Government Securities Class B.      31,178
U.S. Government Securities Class C.      47,415
GNMA Class A.......................     404,956
GNMA Class B.......................      55,968
GNMA Class C.......................     121,136
High Yield Bond Class A............     124,993
High Yield Bond Class B............      35,409
High Yield Bond Class C............      65,605

   At March 31, 2011, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment are as follows:

                            OTHER EXPENSES
FUND                          REIMBURSED
----                        --------------
U.S. Government Securities.    $455,667

                                    CLASS SPECIFIC
                                       EXPENSES
FUND                                  REIMBURSED
----                                --------------
U.S. Government Securities Class A.    $803,645
U.S. Government Securities Class B.      72,410
U.S. Government Securities Class C.     102,631
GNMA Class A.......................     894,593
GNMA Class B.......................     125,971
GNMA Class C.......................     248,051

   The Trust, on behalf of each Fund, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of each Class in accordance with the provisions of Rule 12b-1 under the 1940 Act (each a "Plan" and collectively the "Plans"), hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class C Plan." In adopting the Class A Plan, the Class B Plan and the Class C Plan, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   The Class A, Class B and Class C Plans, provide that the Trust, on behalf of the respective classes, shall pay the Distributor a distribution fee at an annual rate of up to 0.10%, 0.75% and 0.75%, of average daily net assets of such Fund's Class A, Class B and Class C shares respectively, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, Class B Plan or Class C Plan may exceed the Distributor's distribution costs as described above. The Plans also provide that each class of shares of the Trust will also pay the Distributor an account maintenance fee at the annual rate of up to 0.25% of the aggregate average daily net assets of such class of shares to compensate the Distributor and securities firms for account maintenance activities. Accordingly, for the year ended March 31, 2011, SACS received fees (see the Statement of Operations) based upon the aforementioned rates.

   SACS receives sales charges on each Fund's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of Class A, Class B and Class C shares. SACS has advised the Funds that for the year ended

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2011 -- (CONTINUED)

   March 31, 2011, the proceeds received from Class A sales (and paid out to affiliated and non-affiliated broker-dealers) and Class A, Class B and Class C redemptions were as follows:

                                                   CLASS A                           CLASS B        CLASS C
                            ----------------------------------------------------- -------------- --------------
                                                                     CONTINGENT     CONTINGENT     CONTINGENT
                             SALES     AFFILIATED   NON-AFFILIATED DEFERRED SALES DEFERRED SALES DEFERRED SALES
FUND                        CHARGES  BROKER-DEALERS BROKER-DEALERS    CHARGES        CHARGES        CHARGES
----                        -------- -------------- -------------- -------------- -------------- --------------
U.S. Government Securities. $ 39,016    $19,916        $ 13,058        $   34        $23,924        $   183
GNMA.......................  292,851     76,578         168,442         6,299         54,406         15,255
Strategic Bond.............  353,684     38,221         259,642         5,979         70,733         23,039
High Yield Bond............  196,428     23,703         140,459           216         21,323          2,147
Tax Exempt Insured.........   93,444      8,462          68,349           917          5,431          5,027

   The Trust has entered into a Service Agreement with SunAmerica Fund
   Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement permits the Funds to compensate SAFS for services rendered, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Trustees. For the year ended March 31, 2011, the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

                                                  PAYABLE AT
FUND                                   EXPENSES MARCH 31, 2011
----                                   -------- --------------
US Government Securities Fund Class A. $352,802    $27,034
US Government Securities Fund Class B.   16,764      1,121
US Government Securities Fund Class C.   32,188      2,509
GNMA Fund Class A.....................  591,868     45,690
GNMA Fund Class B.....................   57,993      3,758
GNMA Fund Class C.....................  155,642     11,691
Strategic Bond Fund Class A...........  573,705     47,652
Strategic Bond Fund Class B...........  114,150      9,768
Strategic Bond Fund Class C...........  563,128     46,666
High Yield Bond Fund Class A..........  169,240     14,211
High Yield Bond Fund Class B..........   37,633      3,005
High Yield Bond Fund Class C..........   90,577      7,536
Tax Exempt Insured Fund Class A.......  116,781      9,703
Tax Exempt Insured Fund Class B.......    4,506        320
Tax Exempt Insured Fund Class C.......   35,654      2,433

   At March 31, 2011, the following affiliates owned a percentage of the outstanding shares of the following funds; Focused Fixed Income and Equity Strategy Portfolio and Focused Multi-Asset Strategy Portfolio owned 6.8% and 13.6%, respectively of the SunAmerica U.S. Government Fund; Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio owned 14.1% and 8.1%, respectively of the SunAmerica GNMA Fund, and Focused Multi-Asset Strategy Portfolio owned 11.6% of SunAmerica Strategic Bond Fund.

   On September 22, 2008, AIG, the ultimate parent of SunAmerica, SACS, SAFS, and AMG, entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C Preferred Stock was entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

   On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2011 -- (CONTINUED)

   Treasury, and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.

Note 4. Purchases and Sales of Investment Securities

   The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the year ended March 31, 2011 were as follows:

                                              U.S. GOVERNMENT                                       TAX EXEMPT
                                                SECURITIES        GNMA      STRATEGIC   HIGH YIELD   INSURED
                                                   FUND           FUND      BOND FUND   BOND FUND      FUND
                                              --------------- ------------ ------------ ----------- ----------
Purchases (excluding U.S. government
 securities).................................  $         --   $         -- $742,628,685 $63,949,026 $1,403,999
Sales (excluding U.S. government securities).            --             --  778,577,416  73,500,777  8,422,145
Purchases of U.S. government securities......   367,739,135    558,351,151   97,684,975          --         --
Sales of U.S. government securities..........   325,010,690    529,127,282   87,442,302          --         --

Note 5. Federal Income Taxes

   The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, treatment of defaulted securities, deferred directors compensation, amortization of premium/discount, post-October losses, and derivative transactions.

                                          DISTRIBUTABLE EARNINGS                    TAX DISTRIBUTIONS
                                     FOR THE YEAR ENDED MARCH 31, 2011      FOR THE YEAR ENDED MARCH 31, 2011
                                 ----------------------------------------  ------------------------------------
                                               LONG-TERM      UNREALIZED
                                  ORDINARY   GAINS/CAPITAL   APPRECIATION   ORDINARY     LONG-TERM
                                   INCOME    LOSS CARRYOVER (DEPRECIATION)   INCOME    CAPITAL GAINS TAX EXEMPT
-                                ----------  -------------- -------------- ----------- ------------- ----------
U.S. Government Securities Fund. $  981,127   $         --   $ 2,900,118   $ 5,676,490   $439,590    $       --
GNMA Fund.......................    528,337             --    12,908,407    21,291,432         --            --
Strategic Bond Fund.............  2,079,084    (70,758,609)    6,463,319    32,878,518         --            --
High Yield Bond Fund............    658,410    (52,757,682)   (7,567,558)   10,431,835         --            --
Tax Exempt Insured Fund.........    256,657*       (10,707)    1,338,815       133,030     56,016     2,337,677

                                          TAX DISTRIBUTIONS
                                  FOR THE YEAR ENDED MARCH 31, 2010
                                 ------------------------------------
                                  ORDINARY     LONG-TERM
                                   INCOME    CAPITAL GAINS TAX EXEMPT
-                                ----------- ------------- ----------
U.S. Government Securities Fund. $ 5,574,854  $2,031,112   $       --
GNMA Fund.......................  16,553,705       6,540           --
Strategic Bond Fund.............  35,389,553          --           --
High Yield Bond Fund............  14,724,554          --           --
Tax Exempt Insured Fund.........       4,042          --    2,410,174

--------
*  Included in this amount are tax exempt distributable earnings of $256,657.

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                                   U.S.
                                                GOVERNMENT                                              TAX EXEMPT
                                                SECURITIES       GNMA        STRATEGIC    HIGH YIELD     INSURED
                                                   FUND          FUND        BOND FUND    BOND FUND        FUND
                                               ------------  ------------  ------------  ------------  -----------
Cost.......................................... $159,775,239  $311,007,054  $551,807,626  $138,525,077  $64,082,533
                                               ============  ============  ============  ============  ===========
Appreciation..................................    4,075,714    14,178,216    21,926,141    11,033,328    2,334,169
Depreciation..................................   (1,175,596)   (1,269,809)  (15,511,479)  (18,600,886)    (995,354)
                                               ------------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) -- net. $  2,900,118  $ 12,908,407  $  6,414,662  $ (7,567,558) $ 1,338,815
                                               ============  ============  ============  ============  ===========

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2011 -- (CONTINUED)


   As of March 31, 2011, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

FUND                      2012    2013    2014    2015      2016       2017        2018     2019
----                     ------- ------- ------- ------- ---------- ----------- ---------- -------
U.S. Government
 Securities............. $    -- $    -- $    -- $    -- $       -- $        --         -- $    --
GNMA....................      --      --      --      --         --          --         --      --
Strategic Bond..........      --      --      --      --         --  15,633,479 55,125,130      --
High Yield Bond.........      --      --      --      --  4,051,423   9,384,737 39,321,522      --
Tax Exempt Insured Fund.      --      --      --      --         --          --         --  10,707

   The Funds indicated below, utilized capital loss carryforwards, which offset net realized taxable gains and had expired capital loss carryforwards in the year ended March 31, 2011:

                            CAPITAL LOSS CAPITAL LOSS
                            CARRYFORWARD CARRYFORWARD
FUND                          UTILIZED     EXPIRED
----                        ------------ ------------
U.S. Government Securities. $        --  $        --
GNMA.......................          --           --
Strategic Bond.............  23,195,493           --
High Yield Bond............   2,757,260   46,237,720
Tax Exempt Insured Fund....          --           --

   Under the current law, losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year. For the fiscal year ended March 31, 2011, the Funds elected to defer losses as follows:

                              DEFERRED     DEFERRED
                            POST-OCTOBER POST-OCTOBER
FUND                        CAPITAL LOSS CURRENCY LOSS
----                        ------------ -------------
U.S. Government Securities.  $2,327,030       $--
GNMA.......................   3,486,342        --
Strategic Bond.............          --        --
High Yield Bond Fund.......          --        --
Tax Exempt Insured Fund....     439,699        --

   For the period ended March 31, 2011, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to net paydown adjustments, amortization of discount/premium, expiration of capital loss carry forward amounts and treatment of foreign currency to the components of net assets as follows:

                             ACCUMULATED    ACCUMULATED
                            UNDISTRIBUTED  UNDISTRIBUTED
                            NET INVESTMENT NET REALIZED  CAPITAL PAID-
                            INCOME (LOSS)   GAIN (LOSS)       IN
-                           -------------- ------------- -------------
U.S. Government Securities.   $  266,229    $  (265,318) $       (911)
GNMA.......................    1,710,936     (1,686,778)      (24,158)
Strategic Bond.............    3,397,676     (3,397,676)           --
High Yield Bond............      339,504     45,898,216   (46,237,720)
Tax Exempt Insured.........       (1,697)         1,697            --

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2011 -- (CONTINUED)


Note 6. Capital Share Transactions

   Transactions in capital shares of each class of each series were as follows:

                                                           U.S. GOVERNMENT SECURITIES FUND
                     ----------------------------------------------------------------------------------------------------------
                                             CLASS A                                               CLASS B
                     ------------------------------------------------------  --------------------------------------------------
                               FOR THE                     FOR THE                    FOR THE                   FOR THE
                             YEAR ENDED                  YEAR ENDED                 YEAR ENDED                YEAR ENDED
                           MARCH 31, 2011              MARCH 31, 2010             MARCH 31, 2011            MARCH 31, 2010
                     --------------------------  --------------------------  ------------------------  ------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares sold(1)(2)(3)   3,046,784  $  29,548,060    4,951,835  $  48,670,045     180,013  $  1,766,350     190,591  $  1,855,557
Reinvested shares...     497,819      4,807,911      578,905      5,603,767      14,515       139,900      25,168       243,951
Shares
 redeemed(1)(2).....  (5,044,057)   (49,165,213)  (6,748,893)   (65,210,789)   (491,629)   (4,766,732)   (895,135)   (8,716,473)
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease).........  (1,499,454) $ (14,809,242)  (1,218,153) $ (10,936,977)   (297,101) $ (2,860,482)   (679,376) $ (6,616,965)
                     ===========  =============  ===========  =============  ==========  ============  ==========  ============

                                 U.S. GOVERNMENT SECURITIES FUND
                     ------------------------------------------------------
                                             CLASS C
                     ------------------------------------------------------
                               FOR THE                     FOR THE
                             YEAR ENDED                  YEAR ENDED
                           MARCH 31, 2011              MARCH 31, 2010
                     --------------------------  --------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT
                     -----------  -------------  -----------  -------------
Shares sold.........     383,411  $   3,767,034      352,862  $   3,451,796
Reinvested shares...      29,503        283,865       37,758        365,353
Shares redeemed(3)..    (587,418)    (5,704,619)    (837,746)    (8,141,457)
                     -----------  -------------  -----------  -------------
Net increase
 (decrease).........    (174,504) $  (1,653,720)    (447,126) $  (4,324,308)
                     ===========  =============  ===========  =============

                                                                      GNMA FUND
                     ----------------------------------------------------------------------------------------------------------
                                             CLASS A                                               CLASS B
                     ------------------------------------------------------  --------------------------------------------------
                               FOR THE                     FOR THE                    FOR THE                   FOR THE
                             YEAR ENDED                  YEAR ENDED                 YEAR ENDED                YEAR ENDED
                           MARCH 31, 2011              MARCH 31, 2010             MARCH 31, 2011            MARCH 31, 2010
                     --------------------------  --------------------------  ------------------------  ------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares sold(4)(5)(6)   5,379,295  $  64,344,170    8,843,827  $ 103,866,817     263,241  $  3,143,580     455,746  $  5,370,482
Reinvested shares...   1,038,883     12,183,827      850,332      9,992,440      84,817       996,311      79,649       938,224
Shares
 redeemed(4)(5)..... (10,123,858)  (119,724,529) (14,279,708)  (167,696,258) (1,381,943)  (16,447,756) (1,602,886)  (18,883,109)
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease).........  (3,705,680) $ (43,196,532)  (4,585,549) $ (53,837,001) (1,033,885) $(12,307,865) (1,067,491) $(12,574,403)
                     ===========  =============  ===========  =============  ==========  ============  ==========  ============

                                            GNMA FUND
                     ------------------------------------------------------
                                             CLASS C
                     ------------------------------------------------------
                               FOR THE                     FOR THE
                             YEAR ENDED                  YEAR ENDED
                           MARCH 31, 2011              MARCH 31, 2010
                     --------------------------  --------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT
                     -----------  -------------  -----------  -------------
Sharessold             1,530,789  $  18,436,539    2,818,246  $  33,248,319
Reinvested shares...     205,407      2,412,799      140,442      1,656,772
Shares redeemed(6)..  (2,654,445)   (31,485,438)  (3,180,279)   (37,481,705)
                     -----------  -------------  -----------  -------------
Net increase
 (decrease).........    (918,249) $ (10,636,100)    (221,591) $  (2,576,614)
                     ===========  =============  ===========  =============

--------
(1)For the year ended March 31, 2011, includes automatic conversion of 193,580 shares of Class B shares in the amount of $1,879,855, to 193,616 shares of Class A shares in the amount of $1,879,855.
(2)For the year ended March 31, 2010, includes automatic conversion of 266,173 shares of Class B shares in the amount of $2,595,191 to 266,263 shares of Class A shares in the amount of $2,595,191.
(3)For the year ended March 31, 2010, includes automatic conversion of 3,788 shares of Class C shares in the amount of $37,556 to 3,785 shares of Class A shares in the amount of $37,556.
(4)For the year ended March 31, 2011, includes automatic conversion of 843,418 shares of Class B shares in the amount of $10,050,720 to shares 845,598 of Class A shares in the amount of $10,050,720.
(5)For the year ended March 31, 2010, includes automatic conversion of 814,886 shares of Class B shares in the amount of $9,605,095 to 817,013 shares of Class A shares in the amount of $9,605,095.
(6)For the year ended March 31, 2010, includes automatic conversion of 2,338 shares of Class C shares in the amount of $27,582 to 2,348 shares of Class A shares in the amount of $27,582.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2011 -- (CONTINUED)


                                                                STRATEGIC BOND FUND
                     ---------------------------------------------------------------------------------------------------------
                                            CLASS A                                               CLASS B
                     -----------------------------------------------------  --------------------------------------------------
                               FOR THE                    FOR THE                    FOR THE                   FOR THE
                             YEAR ENDED                  YEAR ENDED                YEAR ENDED                YEAR ENDED
                           MARCH 31, 2011              MARCH 31, 2010            MARCH 31, 2011            MARCH 31, 2010
                     --------------------------  -------------------------  ------------------------  ------------------------
                        SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                     -----------  -------------  -----------  ------------  ----------  ------------  ----------  ------------
Shares sold(1)(2)(3)  22,628,092  $  77,319,848   28,833,017  $ 89,973,498   2,765,629  $  9,415,936   3,900,120  $ 12,442,954
Reinvested shares...   3,180,495     10,853,981    3,807,770    12,072,891     458,590     1,564,244     508,364     1,608,679
Shares
 redeemed(1)(2)..... (38,630,452)  (131,255,393) (29,356,872)  (92,555,446) (3,238,059)  (11,037,855) (3,349,123)  (10,498,692)
                     -----------  -------------  -----------  ------------  ----------  ------------  ----------  ------------
Net increase
 (decrease)......... (12,821,865) $ (43,081,564)   3,283,915  $  9,490,943     (13,840) $   (57,675)   1,059,361  $  3,552,941
                     ===========  =============  ===========  ============  ==========  ============  ==========  ============

                                      STRATEGIC BOND FUND
                     -----------------------------------------------------
                                            CLASS C
                     -----------------------------------------------------
                               FOR THE                    FOR THE
                             YEAR ENDED                  YEAR ENDED
                           MARCH 31, 2011              MARCH 31, 2010
                     --------------------------  -------------------------
                        SHARES        AMOUNT        SHARES       AMOUNT
                     -----------  -------------  -----------  ------------
Shares sold.........  12,447,478  $  42,527,651   19,933,246  $ 62,309,817
Reinvested shares...   2,079,522      7,121,755    2,424,904     7,721,208
Shares redeemed(3).. (19,380,988)   (66,358,228) (18,604,628)  (59,021,966)
                     -----------  -------------  -----------  ------------
Net increase
 (decrease).........  (4,853,988) $ (16,708,822)   3,753,522  $ 11,009,059
                     ===========  =============  ===========  ============

                                                                HIGH YIELD BOND FUND
                     ---------------------------------------------------------------------------------------------------------
                                            CLASS A                                               CLASS B
                     -----------------------------------------------------  --------------------------------------------------
                               FOR THE                    FOR THE                    FOR THE                   FOR THE
                             YEAR ENDED                  YEAR ENDED                YEAR ENDED                YEAR ENDED
                           MARCH 31, 2011              MARCH 31, 2010            MARCH 31, 2011            MARCH 31, 2010
                     --------------------------  -------------------------  ------------------------  ------------------------
                        SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                     -----------  -------------  -----------  ------------  ----------  ------------  ----------  ------------
Shares sold(4)(5)(6)   8,240,345  $  27,927,583    7,732,814  $ 23,414,767     644,061  $  2,176,466     845,744  $  2,570,744
Reinvested shares...   1,013,613      3,444,144    1,547,670     4,861,972     204,366       694,841     348,771     1,096,203
Shares
 redeemed(4)(5)..... (11,093,022)   (37,411,064)  (9,167,809)  (28,603,749) (1,742,702)   (5,929,013) (2,524,892)   (7,828,528)
                     -----------  -------------  -----------  ------------  ----------  ------------  ----------  ------------
Net increase
 (decrease).........  (1,839,064) $  (6,039,337)     112,675  $   (327,010)   (894,275) $ (3,057,706) (1,330,377) $ (4,161,581)
                     ===========  =============  ===========  ============  ==========  ============  ==========  ============

                                      HIGH YIELD BOND FUND
                     -----------------------------------------------------
                                            CLASS C
                     -----------------------------------------------------
                               FOR THE                    FOR THE
                             YEAR ENDED                  YEAR ENDED
                           MARCH 31, 2011              MARCH 31, 2010
                     --------------------------  -------------------------
                        SHARES        AMOUNT        SHARES       AMOUNT
                     -----------  -------------  -----------  ------------
Shares sold.........   2,177,154  $   7,443,311    4,117,325  $ 12,443,591
Reinvested shares...     463,761      1,583,986      752,875     2,379,032
Shares redeemed(6)..  (4,700,769)   (16,042,293)  (4,817,123)  (15,137,655)
                     -----------  -------------  -----------  ------------
Net increase
 (decrease).........  (2,059,854) $  (7,014,996)      53,077  $   (315,032)
                     ===========  =============  ===========  ============

--------
(1)For the year ended March 31, 2011, includes automatic conversion of 999,134 shares of Class B shares in the amount of $3,408,891 to 999,134 shares of Class A shares in the amount of $3,408,891.
(2)For the year ended March 31, 2010, includes automatic conversion of 1,118,312 shares of Class B shares in the amount of $3,512,291 to 1,117,804 shares of Class A shares in the amount of $3,512,291.
(3)For the year ended March 31, 2010, includes automatic conversion of 2,163 shares of Class C shares in the amount of $6,093 to 2,171 shares of Class A shares in the amount of $6,093.
(4)For the year ended March 31, 2011, includes automatic conversion of 538,294 shares of Class B shares in the amount of $1,830,519 to 539,503 shares of Class A shares in the amount of $1,830,519.
(5)For the year ended March 31, 2010, includes automatic conversion of 1,179,778 shares of Class B shares in the amount of $3,641,872 to 1,182,338 shares of Class A shares in the amount of $3,641,872.
(6)For the year ended March 31, 2010, includes automatic conversion of 3,693 shares of Class C shares in the amount of $9,886 to 3,708 shares of Class A shares in the amount of $9,886.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2011 -- (CONTINUED)


                                                         TAX EXEMPT INSURED FUND
                     -----------------------------------------------------------------------------------------------
                                           CLASS A                                         CLASS B
                     --------------------------------------------------  -------------------------------------------
                              FOR THE                   FOR THE                 FOR THE               FOR THE
                            YEAR ENDED                YEAR ENDED              YEAR ENDED             YEAR ENDED
                          MARCH 31, 2011            MARCH 31, 2010          MARCH 31, 2011         MARCH 31, 2010
                     ------------------------  ------------------------  --------------------  ---------------------
                       SHARES       AMOUNT       SHARES       AMOUNT      SHARES     AMOUNT     SHARES      AMOUNT
                     ----------  ------------  ----------  ------------  -------  -----------  --------  -----------
Shares sold(1)(2)(3)    898,697  $ 11,225,341     932,988  $ 11,729,716   38,517  $   489,913    64,400  $   810,262
Reinvested shares...     87,153  $  1,097,005      82,253     1,035,297    2,057       25,990     2,633       33,157
Shares
 redeemed(1)(2)..... (1,021,652)  (12,768,001) (1,116,262)  (14,059,383) (81,782)  (1,036,971) (126,131)  (1,582,742)
                     ----------  ------------  ----------  ------------  -------  -----------  --------  -----------
Net increase
 (decrease).........    (35,802) $   (445,655)   (101,021) $ (1,294,370) (41,208) $  (521,068)  (59,098) $  (739,323)
                     ==========  ============  ==========  ============  =======  ===========  ========  ===========

                                   TAX EXEMPT INSURED FUND
                     --------------------------------------------------
                                           CLASS C
                     --------------------------------------------------
                              FOR THE                   FOR THE
                            YEAR ENDED                YEAR ENDED
                          MARCH 31, 2011            MARCH 31, 2010
                     ------------------------  ------------------------
                       SHARES       AMOUNT       SHARES       AMOUNT
                     ----------  ------------  ----------  ------------
Shares sold.........    258,954  $  3,306,277     544,809  $  6,847,602
Reinvested shares...     19,556       246,728      19,393       244,223
Shares redeemed(3)..   (545,025)   (6,787,612)   (379,122)   (4,752,706)
                     ----------  ------------  ----------  ------------
Net increase
 (decrease).........   (266,515) $ (3,234,607)    185,080  $  2,339,119
                     ==========  ============  ==========  ============

--------
(1)For the years ended March 31, 2011, includes automatic conversion of 25,424 shares of Class B shares in the amount of $319,316 to 25,464 shares of Class A shares in the amount of $319,316.
(2)For the year ended March 31, 2010, includes automatic conversion of 54,699 shares of Class B shares in the amount of $687,518 to 54,748 shares of Class A shares in the amount of $687,518.
(3)For the year ended March 31, 2010, includes automatic conversion of 1,334 shares of Class C shares in the amount of $16,425 to 1,335 shares of Class A shares in the amount of $16,425.

Note 7. Lines of Credit

   The SunAmerica family of mutual Funds has established $75 million committed and $50 million uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the higher of the Federal Funds Rate or London Interbank Offered Rate plus 125 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 12.5 basis points per annum on the daily unused portion of the committed line of credit which is included in the other expenses line on the Statement of Operations. Prior to September 17, 2010 the commitment fee was 15 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. During the period ending March 31, 2011, the following Funds had borrowings:

                                          AVERAGE   WEIGHTED
                       DAYS     INTEREST    DEBT    AVERAGE
FUNDS               OUTSTANDING CHARGES   UTILIZED  INTEREST
-----               ----------- -------- ---------- --------
GNMA...............     48       $6,155  $3,123,815   1.48%
Strategic Bond.....     51        2,430   1,147,257   1.49
High Yield Bond....     25        1,148   1,083,593   1.51
Tax Exempt Insured.      2           36     422,571   1.52

   The following balance was outstanding as of March 31, 2011 at a rate of 1.43%, GNMA Fund: $1,034,107

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2011 -- (CONTINUED)


Note 8. Interfund Lending Agreement

   Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended March 31, 2011 none of the Funds participated in this program.

Note 9. Trustees Retirement Plan

   The Trustees of the Trust have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the unaffiliated Trustees. The Retirement Plan provides generally that an unaffiliated Trustee may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an "Eligible Trustee"). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Directors from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

   The following amounts for the Retirement Plan Liabilities are included in the Trustees' fees and expenses payable line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Trustees' fees and expenses line on the Statement of Operations.

                            RETIREMENT PLAN RETIREMENT PLAN RETIREMENT PLAN
                               LIABILITY        EXPENSE        PAYMENTS
                            --------------- --------------- ---------------
FUND                                     AS OF MARCH 31, 2011
----                        -----------------------------------------------
U.S. Government Securities.     $12,589         $  514          $3,786
GNMA.......................       6,053            789           1,577
Strategic Bond.............       6,124          1,028           1,470
High Yield Bond............       5,292            247           1,568
Tax Exempt Insured.........       3,454            152           1,041

Note 10. Investment Concentration

   The High Yield Bond Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

   The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund holding securities of such issuer might be able to recover its investment from the U.S. Government. As a result of the U.S. Government Fund and GNMA Fund's concentration in such investments, it may be subject to risks associated with the U.S. Government. For the year ended March 31, 2011, the Funds had 43.8% and 86.0%, respectively, of their total net assets invested in such securities.

        SUNAMERICA INCOME FUNDS
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SunAmerica Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the five funds constituting SunAmerica Income Funds (the "Funds") at March 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Houston, Texas
May 27, 2011

        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2011 -- (UNAUDITED)

The following table contains basic information regarding the Trustees and Officers who oversee operations of the Funds and other investment companies within the Fund Complex.

                                                                              NUMBER OF
                                     TERM OF                                   FUNDS IN
                     POSITION(S)    OFFICE AND                               FUND COMPLEX
   NAME, ADDRESS     HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY     OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*    THE FUND    TIME SERVED(4)    DURING PAST 5 YEARS       TRUSTEE(1)     HELD BY TRUSTEE(2)
-------------------- -----------  -------------- --------------------------- ------------ ---------------------------
DISINTERESTED
TRUSTEES

Dr. Judith L. Craven  Trustee        2001-       Retired.                         78      Director, Belo Corporation
DOB: October 6, 1945                 present                                              (1992-present); Director,
                                                                                          Sysco Corporation (1996-
                                                                                          present); Director, Luby's
                                                                                          Inc. (1998-present).

William F. Devin      Trustee        2001-       Retired.                         78      Director, Boston Options
DOB: December 30,                    present                                              Exchange (2001-2010).
1938

Richard W. Grant      Trustee;       2011-       Retired.                         30      None
DOB: October 25,      Chairman       present
1945                  of the
                      Board

Stephen J. Gutman     Trustee        1985-       Vice President and               39      None
DOB: May 10, 1943                    present     Associate Broker, Corcoran
                                                 Group (real estate) (2003-
                                                 present); President and
                                                 Managing Member, Beau-
                                                 Brummell Soho LLC
                                                 (licensing of menswear
                                                 specialty retailing) (1995-
                                                 2009); SJG Marketing, Inc.
                                                 (2009-present).

William J. Shea       Trustee        2004-       Executive Chairman, Lucid,       39      Chairman of the Board,
DOB: February 9,                     present     Inc., (medical technology                Royal and SunAlliance Co.
1948                                             and information) (2007-                  U.S.A., Inc. (2004-2006);
                                                 present); Managing                       Director, Boston Private
                                                 Director, DLB Capital, LLC               Financial Holdings (2004-
                                                 (private equity) (2006-                  present); Chairman,
                                                 2007).                                   Demoullas Supermarkets
                                                                                          (1999-present).

        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2011 -- (UNAUDITED) (CONTINUED)

                                                                              NUMBER OF
                                     TERM OF                                   FUNDS IN
                     POSITION(S)    OFFICE AND                               FUND COMPLEX
   NAME, ADDRESS     HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY  OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*    THE FUND    TIME SERVED(4)    DURING PAST 5 YEARS       TRUSTEE(1)  HELD BY TRUSTEE(2)
-------------------  -----------  -------------- --------------------------- ------------ --------------------
INTERESTED TRUSTEE

Peter A. Harbeck(3)  Trustee         1995-       President, CEO and              87              None
DOB: January 23,                     present     Director, SunAmerica,
1954                                             (1995-present); Director,
                                                 SunAmerica Capital
                                                 Services, Inc. ("SACS")
                                                 (1993-present); Chairman,
                                                 Advisor Group, Inc. (2004-
                                                 present).


OFFICERS

John T. Genoy        President       2007-       Chief Financial Officer,        N/A             N/A
DOB: November 8,                     present     SunAmerica (2002-present);
1968                                             Senior Vice President,
                                                 SunAmerica (2003-present);
                                                 Chief Operating Officer,
                                                 SunAmerica (2006-present).



Donna M. Handel      Treasurer       2002-       Senior Vice President,          N/A             N/A
DOB: June 25, 1966                   present     SunAmerica (2004-present).





Gregory N. Bressler  Chief           2005-       Senior Vice President and       N/A             N/A
DOB: November 17,    Legal           present     General Counsel,
1966                 Officer                     SunAmerica (2005-present).
                     and
                     Secretary











        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2011 -- (UNAUDITED) (CONTINUED)

                                                                                NUMBER OF
                                       TERM OF                                   FUNDS IN
                     POSITION(S)      OFFICE AND                               FUND COMPLEX
   NAME, ADDRESS     HELD WITH THE    LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY  OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*       FUND       TIME SERVED(4)    DURING PAST 5 YEARS       TRUSTEE(1)  HELD BY TRUSTEE(2)
-------------------- -------------  -------------- --------------------------- ------------ --------------------
Timothy Pettee        Vice             2004-       Chief Investment Officer,       N/A              N/A
DOB: April 7, 1958    President        present     SunAmerica (2003-
                                                   present).

Michael Cheah         Vice             2000-       Senior Vice President,          N/A              N/A
DOB: January 4, 1960  President        present     SunAmerica (1999-present).

James Nichols         Vice             2006-       Director, President and         N/A              N/A
DOB: April 7, 1966    President        present     CEO, SACS (2006-
                                                   present); Senior Vice
                                                   President, SACS (2002-
                                                   2006); Senior Vice
                                                   President, SunAmerica
                                                   (2002-present).

Cynthia Gibbons       Vice             2002-       Vice President, SunAmerica      N/A              N/A
Skrehot               President        present     (2007-present); Chief
DOB: December 6,      and Chief                    Compliance Officer,
1967                  Compliance                   SunAmerica (2002-2006).
                      Officer
                      ("CCO")


Gregory R. Kingston   Vice             2002-       Vice President, SunAmerica      N/A              N/A
DOB: January 18,      President        present     (2001-present).
1966                  and
                      Assistant
                      Treasurer

Nori L. Gabert        Vice             2002-       Vice President and Deputy       N/A              N/A
DOB: August 15, 1953  President        present     General Counsel,
                      and                          SunAmerica (2005-
                      Assistant                    present).
                      Secretary

        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2011 -- (UNAUDITED) (CONTINUED)

                                                                                NUMBER OF
                                       TERM OF                                   FUNDS IN
                     POSITION(S)      OFFICE AND                               FUND COMPLEX
   NAME, ADDRESS     HELD WITH THE    LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY  OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*       FUND       TIME SERVED(4)    DURING PAST 5 YEARS       TRUSTEE(1)  HELD BY TRUSTEE(2)
-------------------- -------------  -------------- --------------------------- ------------ --------------------
Matthew J. Hackethal  Anti-            2006-       Chief Compliance Officer,       N/A              N/A
DOB: December 31,     Money            present     SunAmerica (2006-present);
1971                  Laundering                   Vice President, Credit
                      Compliance                   Suisse Asset Management,
                      Officer                      LLC (2001-2006); CCO,
                                                   Credit Suisse Alternative
                                                   Funds (2005-2006).




--------
* The business address for each Trustee and Officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The term "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser. The "Fund Complex" includes the Trust (5 funds), SunAmerica Equity Funds (3 funds), SunAmerica Series, Inc. (14 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), SunAmerica Money Market Funds, Inc. (2 funds); Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), VALIC Company I (33 portfolios), VALIC Company II (15 portfolios), Seasons Series Trust (21 portfolios) and SunAmerica Specialty Series (3 portfolios).
(2) Trusteeships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies regulated under the 1940 Act.
(3) Mr. Harbeck is an "interested person" of the Funds, as defined within the 1940 Act, because he is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4) Trustees serve until their successors are duly elected and qualified, subject to the Trustees' retirement plan as discussed in Note 9 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees and Officers is contained in the Statement of Additional Information and is available without charge by calling
(800) 858-8850.

        SUNAMERICA INCOME FUNDS
        SHAREHOLDER TAX INFORMATION -- MARCH 31, 2011 -- (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended March 31, 2011. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calender year ending December 31, 2011. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2012.

For the year ended March 31, 2011, the Funds paid the following long-term capital gains dividends along with percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

                                                NET      QUALIFYING % FOR THE
                                             LONG-TERM      70% DIVIDENDS
                                           CAPITAL GAINS  RECEIVED DEDUCTION
                                           ------------- --------------------
  U.S. Government Securities Fund Class A.     $0.02              -- %
  U.S. Government Securities Fund Class B.      0.02               --
  U.S. Government Securities Fund Class C.      0.02               --
  GNMA Fund Class A.......................        --               --
  GNMA Fund Class B.......................        --               --
  GNMA Fund Class C.......................        --               --
  Strategic Bond Fund Class A.............        --             0.98
  Strategic Bond Fund Class B.............        --             0.98
  Strategic Bond Fund Class C.............        --             0.98
  High Yield Bond Fund Class A............        --             0.48
  High Yield Bond Fund Class B............        --             0.48
  High Yield Bond Fund Class C............        --             0.48
  Tax-Exempt Insured Fund Class A.........      0.01               --
  Tax-Exempt Insured Fund Class B.........      0.01               --
  Tax-Exempt Insured Fund Class C.........      0.01               --

For the year ended March 31, 2011, certain dividends paid by the Strategic Bond Fund and High Yield Bond Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

                         PORTFOLIO              AMOUNT
                         ---------             --------
                         Strategic Bond Fund.. $347,243
                         High Yield Bond Fund.   49,118

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (unaudited)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the SunAmerica Income Funds' portfolios to a similar investment in an index. Please note that "inception", as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Income Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA U.S. GOVERNMENT SECURITIES FUND

The SunAmerica U.S. Government Securities Fund Class A shares gained 3.12% (before maximum sales charge) for the 12-month period ended March 31, 2011. The Fund underperformed its benchmark, the Barclays Capital U.S. Government Index*, which returned 4.28% during the same period.

The yield on the 10-year U.S. Treasury note began the annual period at 3.83%, fell below 3.00% by the end of June 2010 and then dropped to 2.48% by the end of September. The 10-year U.S. Treasury yield then rose to 3.25% by the end of December 2010 and closed the annual period at 3.47% on March 31, 2011, 36 basis points lower than the one-year prior level. (A basis point is 1/100th of a percent.) Not surprisingly, the Fund's performance was impacted most during the annual period by such fluctuations in underlying U.S. Treasury security performance. During the first half of the annual period, when U.S. Treasury yields declined with intensifying investor concerns regarding the economy, the Fund delivered positive returns. During the second half of the annual period, when U.S. Treasury yields rose as improving economic data encouraged investors to take on more risk and move their assets both to non-Treasury sectors of the bond market and the equity market, the Fund lost ground.

Throughout the annual period, the Fund pursued a strategy of holding minimal Freddie Mac, Fannie Mae and other credit securities. This negatively impacted Fund performance as the market became increasingly encouraged to assume more credit risk. As of March 31, 2011, the Fund held just 0.65% of its total assets in government-related agency securities. This small percentage of assets was held exclusively in the securities of the Federal Farm Credit Banks Funding Corporation.

The Fund's performance was also hindered by its duration positioning. The Fund held a longer duration position than the Barclays Capital U.S. Government Index through much of the annual period. While this positioning helped during the first half of the annual period when interest rates decreased, such positive contribution was more than offset by the detracting impact of increasing interest rates overall during the second half of the annual period.

Finally, holding a sizable position of the Fund's total assets in cash through the first three quarters of the annual period detracted, as fixed income assets overall generated a higher return than cash. While we dramatically reduced this allocation to cash to a near-zero position during the first quarter of 2011 and correspondingly increased allocations to both U.S. Treasuries and mortgage-backed securities, it was not enough to offset the negative impact of the cash position from earlier in the fiscal year.

On the positive side, the Fund's significant allocation to securitized product, especially mortgage-backed pass-through securities, during the annual period boosted relative results. Mortgage-backed securities, which are not a component of the Barclays Capital U.S. Government Index, outperformed U.S. Treasuries during the annual period. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners' monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.)

At the end of the annual period, the Fund had approximately 45.88% of its total net assets invested in U.S. Treasuries, 43.18% in government guaranteed mortgage-backed securities, 0.65% in government-related agency securities and the remainder in repurchase agreements. (A repurchase agreement is an agreement between a seller and a buyer, usually of U.S. government securities, whereby the seller agrees to repurchase the securities at an agreed price and, usually, at a stated time.) The Fund maintained a longer duration than its benchmark index at the end of the annual period.

--------
Past performance is no guarantee of future results.

U.S. Government guarantee applies only to the underlying securities of the Fund's portfolio and not to the Fund shares. Interest rates and bond prices typically move inversely to each other, therefore, as with any bond fund, the value of your investment in these Funds may go up or down in response to changes in interest rates.

* The Barclays Capital U.S. Government Index is a broad market value-weighted index of U.S. Treasury securities with maturities of one year or more, securities issued by U.S. Government agencies and quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in U.S. Government Securities Fund Class A shares would have increased to $14,872. The same amount invested in securities mirroring the performance of the Barclays Capital U.S. Government Index would be valued at $16,522.

                                     [CHART]

                    U.S. Government
                       Securities           Barclays Capital
                      Fund Class A#       U.S. Government Index**
                   ------------------     ---------------------
3/31/2001               9,529                10,000.00
4/30/2001               9,436                 9,898.00
5/31/2001               9,453                 9,930.66
6/30/2001               9,520                 9,976.34
7/31/2001               9,754                10,215.78
8/31/2001               9,857                10,342.45
9/30/2001              10,025                10,522.41
10/31/2001             10,215                10,793.89
11/30/2001              9,972                10,552.11
12/31/2001              9,844                10,460.33
1/31/2002               9,939                10,528.05
2/28/2002              10,067                10,625.25
3/31/2002               9,857                10,394.15
4/30/2002              10,105                10,641.82
5/31/2002              10,189                10,705.61
6/30/2002              10,339                10,855.42
7/31/2002              10,537                11,093.75
8/31/2002              10,746                11,313.58
9/30/2002              11,001                11,578.85
10/31/2002             10,983                11,485.78
11/30/2002             10,917                11,386.87
12/31/2002             11,155                11,662.76
1/31/2003              11,135                11,633.53
2/28/2003              11,282                11,821.22
3/31/2003              11,250                11,787.51
4/30/2003              11,293                11,842.13
5/31/2003              11,572                12,149.50
6/30/2003              11,497                12,085.89
7/31/2003              10,863                11,586.31
8/31/2003              10,969                11,651.12
9/30/2003              11,359                11,989.81
10/31/2003             11,193                11,819.12
11/30/2003             11,204                11,832.74
12/31/2003             11,307                11,937.57
1/31/2004              11,407                12,036.44
2/29/2004              11,532                12,180.60
3/31/2004              11,620                12,287.84
4/30/2004              11,242                11,918.09
5/31/2004              11,196                11,874.01
6/30/2004              11,267                11,922.17
7/31/2004              11,375                12,033.23
8/31/2004              11,591                12,267.58
9/30/2004              11,610                12,292.52
10/31/2004             11,703                12,390.39
11/30/2004             11,610                12,243.14
12/31/2004             11,703                12,352.66
1/31/2005              11,797                12,430.13
2/28/2005              11,741                12,342.33
3/31/2005              11,691                12,301.20
4/30/2005              11,905                12,498.61
5/31/2005              12,007                12,643.37
6/30/2005              12,042                12,714.60
7/31/2005              11,912                12,561.18
8/31/2005              12,087                12,746.43
9/30/2005              11,934                12,595.61
10/31/2005             11,805                12,507.04
11/30/2005             11,859                12,563.60
12/31/2005             12,018                12,680.14
1/31/2006              12,011                12,658.45
2/28/2006              12,038                12,678.57
3/31/2006              11,887                12,564.40
4/30/2006              11,798                12,529.38
5/31/2006              11,776                12,531.90
6/30/2006              11,804                12,566.86
7/31/2006              11,966                12,716.89
8/31/2006              12,155                12,896.49
9/30/2006              12,264                13,011.29
10/31/2006             12,334                13,079.28
11/30/2006             12,470                13,212.02
12/31/2006             12,368                13,120.81
1/31/2007              12,331                13,104.68
2/28/2007              12,547                13,306.36
3/31/2007              12,511                13,309.83
4/30/2007              12,568                13,376.14
5/31/2007              12,437                13,270.94
6/30/2007              12,371                13,265.59
7/31/2007              12,540                13,454.63
8/31/2007              12,695                13,657.79
9/30/2007              12,763                13,744.33
10/31/2007             12,868                13,844.91
11/30/2007             13,203                14,225.35
12/31/2007             13,203                14,256.97
1/31/2008              13,469                14,598.34
2/29/2008              13,548                14,736.47
3/31/2008              13,613                14,834.15
4/30/2008              13,438                14,625.87
5/31/2008              13,248                14,465.90
6/30/2008              13,341                14,550.25
7/31/2008              13,351                14,613.86
8/31/2008              13,545                14,763.01
9/30/2008              13,652                14,829.71
10/31/2008             13,558                14,788.85
11/30/2008             14,251                15,490.04
12/31/2008             14,725                16,023.42
1/31/2009              14,318                15,624.79
2/28/2009              14,241                15,582.37
3/31/2009              14,531                15,865.47
4/30/2009              14,299                15,654.43
5/31/2009              14,155                15,535.74
6/30/2009              14,172                15,514.96
7/31/2009              14,273                15,589.16
8/31/2009              14,388                15,711.94
9/30/2009              14,517                15,829.42
10/31/2009             14,531                15,831.87
11/30/2009             14,643                16,034.34
12/31/2009             14,303                15,670.86
1/31/2010              14,473                15,898.59
2/28/2010              14,506                15,963.96
3/31/2010              14,422                15,844.46
4/30/2010              14,563                15,994.93
5/31/2010              14,825                16,239.90
6/30/2010              15,071                16,516.92
7/31/2010              15,104                16,628.97
8/31/2010              15,396                16,924.13
9/30/2010              15,278                16,932.36
10/31/2010             15,160                16,921.79
11/30/2010             15,105                16,808.08
12/31/2010             14,908                16,536.09
1/31/2011              14,795                16,536.81
2/28/2011              14,855                16,527.16
3/31/2011              14,872                16,522.24


U.S. GOVERNMENT SECURITIES FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -1.81%     3.12%   -1.63%     2.35%    1.36%     2.35%
--------------------------------------------------------------------------
5 Year Return      3.56%    25.11%    3.56%    21.12%    3.91%    21.13%
--------------------------------------------------------------------------
10 Year Return     4.05%    56.07%    4.00%    48.09%    3.86%    45.99%
--------------------------------------------------------------------------
Since Inception*   4.86%   140.79%    5.67%   298.54%    4.37%    65.81%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 10/1/93; Class B: 03/3/86; Class C: 06/1/99.
# For the purpose of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund.

For the 12-month period ending March 31, 2011, the SunAmerica U.S. Government Securities Fund Class A returned -1.81%, compared to 4.28% for the Barclays Capital U.S. Government Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

** The Barclays Capital U.S. Government Index is a broad market value-weighted index of U.S. Treasury securities with maturities of one year or more, securities issued by U.S. Government agencies and quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government. Indicies are not managed and an investor cannot invest directly into an index.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA GNMA FUND

The SunAmerica GNMA Fund Class A shares rose 4.79% (before maximum sales charge) for the 12-month period ended March 31, 2011. The Fund underperformed its benchmark, the Citigroup Mortgage GNMA Index*, which returned 5.41% during the same period.

U.S. agency mortgage-backed securities turned in solid performance during the annual period as the sector benefited from a benign prepayment environment and robust demand from yield-focused investors. Still, there was volatility. U.S. agency mortgage-backed securities recorded gains during the second quarter of 2010 as fears about the solvency of peripheral European nations drove flight-to-quality buying. The sector then experienced a weak third calendar quarter as U.S. Treasury yields fell and the spread--the difference in yields between agency mortgage-backed securities and comparable-duration U.S. Treasuries--widened. There were also mounting concerns about prepayment rates and increased supply driven by the Fed's paydowns (or payments made toward outstanding principal) of its mortgage-backed securities portfolio. The trend reversed during the fourth calendar quarter, and agency mortgage-backed securities outperformed largely as a result of attractive valuations and fading fears of a refinancing wave. Performance remained strong during the first quarter of 2011 despite pockets of volatility driven by the U.S. Treasury Department's release of a white paper entitled "Reforming America's Housing Finance Market" and its announcement that it planned to wind down its $136 billion agency mortgage-backed securities portfolio. In all, the Fund's sizable allocation to GNMAs during the annual period contributed positively to its results.

Conversely, however, the Fund's allocation to U.S. Treasuries detracted from its results relative to its benchmark. U.S. Treasuries, which are not a component of the Citigroup Mortgage GNMA Index, underperformed mortgage-backed securities during the annual period.

In addition, throughout the annual period the Fund pursued a strategy of holding minimal Freddie Mac, Fannie Mae and other credit securities. This negatively impacted Fund performance as the market became increasingly encouraged to assume more credit risk. As of March 31, 2011, the Fund did not hold any Freddie Mac, Fannie Mae and other credit securities.

The Fund's performance was also hindered by its duration positioning. The Fund held a longer duration position than the Citigroup Mortgage GNMA Index through much of the annual period. While this positioning helped during the first half of the period when interest rates decreased, this positive contribution was more than offset by the detracting impact of increasing interest rates overall during the second half of the annual period.

Finally, holding a sizable position of the Fund's total assets in cash through the first three quarters of the annual period detracted, as fixed income assets overall generated higher returns than cash. While we dramatically reduced this allocation to cash to a zero position during the first quarter of 2011 and correspondingly increased allocations to both GNMAs and U.S. Treasuries, it was not enough to offset the negative impact of the position from earlier in the fiscal year.

At the end of the annual period, the Fund had approximately 86% of its total net assets invested in GNMAs and 14% in U.S. Treasuries. The Fund also maintained a modestly longer duration than its benchmark index at the end of the annual period.

--------
Past performance is no guarantee of future results.

U.S. Government guarantee applies only to the underlying securities of the Fund's portfolio and not to the Fund shares. Interest rates and bond prices typically move inversely to each other, therefore, as with any bond fund, the value of your investment in these Funds may go up or down in response to changes in interest rates.

* The Citigroup Mortgage GNMA Index is a market capitalization-weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA). Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in GNMA Fund Class A shares would have increased to $15,873. The same amount invested in securities mirroring the performance of the Citigroup Mortgage GNMA Index would be valued at $17,396.

                                     [CHART]

                                    Citigroup Mortgage
             GNMA Fund Class A#        GNMA Index**
             -------------------    ------------------
3/31/2001           9,529              10,000.00
4/30/2001           9,488              10,021.20
5/31/2001           9,517              10,102.00
6/30/2001           9,547              10,122.71
7/31/2001           9,821              10,305.50
8/31/2001           9,903              10,381.66
9/30/2001          10,087              10,522.04
10/31/2001         10,285              10,658.89
11/30/2001         10,023              10,569.57
12/31/2001          9,914              10,541.05
1/31/2002          10,021              10,655.48
2/28/2002          10,181              10,756.99
3/31/2002           9,971              10,657.19
4/30/2002          10,223              10,840.10
5/31/2002          10,292              10,915.28
6/30/2002          10,414              10,998.15
7/31/2002          10,575              11,121.35
8/31/2002          10,716              11,212.01
9/30/2002          10,883              11,306.33
10/31/2002         10,916              11,341.79
11/30/2002         10,899              11,346.79
12/31/2002         11,056              11,460.72
1/31/2003          11,082              11,495.94
2/28/2003          11,192              11,558.21
3/31/2003          11,195              11,554.92
4/30/2003          11,255              11,582.22
5/31/2003          11,413              11,588.92
6/30/2003          11,388              11,621.33
7/31/2003          10,780              11,437.57
8/31/2003          10,912              11,505.69
9/30/2003          11,280              11,682.75
10/31/2003         11,168              11,656.54
11/30/2003         11,157              11,702.82
12/31/2003         11,291              11,805.52
1/31/2004          11,380              11,864.24
2/29/2004          11,471              11,942.70
3/31/2004          11,538              11,992.48
4/30/2004          11,236              11,804.22
5/31/2004          11,195              11,771.51
6/30/2004          11,291              11,879.31
7/31/2004          11,412              11,981.04
8/31/2004          11,591              12,162.85
9/30/2004          11,603              12,187.14
10/31/2004         11,697              12,289.05
11/30/2004         11,658              12,255.94
12/31/2004         11,736              12,345.51
1/31/2005          11,805              12,420.79
2/28/2005          11,739              12,379.86
3/31/2005          11,701              12,347.57
4/30/2005          11,829              12,476.76
5/31/2005          11,904              12,569.54
6/30/2005          11,936              12,610.49
7/31/2005          11,884              12,569.28
8/31/2005          11,990              12,674.03
9/30/2005          11,909              12,618.85
10/31/2005         11,838              12,559.22
11/30/2005         11,865              12,589.76
12/31/2005         12,003              12,757.84
1/31/2006          12,032              12,793.58
2/28/2006          12,046              12,820.68
3/31/2006          11,956              12,731.43
4/30/2006          11,898              12,685.19
5/31/2006          11,853              12,653.79
6/30/2006          11,862              12,658.93
7/31/2006          12,027              12,839.69
8/31/2006          12,193              13,051.03
9/30/2006          12,282              13,128.39
10/31/2006         12,362              13,223.20
11/30/2006         12,463              13,352.79
12/31/2006         12,431              13,334.58
1/31/2007          12,411              13,334.27
2/28/2007          12,589              13,501.38
3/31/2007          12,581              13,526.19
4/30/2007          12,639              13,593.01
5/31/2007          12,539              13,519.01
6/30/2007          12,459              13,435.21
7/31/2007          12,588              13,545.55
8/31/2007          12,740              13,713.59
9/30/2007          12,830              13,828.17
10/31/2007         12,975              13,969.82
11/30/2007         13,279              14,248.87
12/31/2007         13,292              14,267.11
1/31/2008          13,505              14,512.09
2/29/2008          13,618              14,583.84
3/31/2008          13,675              14,620.81
4/30/2008          13,586              14,604.63
5/31/2008          13,416              14,525.13
6/30/2008          13,481              14,532.80
7/31/2008          13,477              14,528.00
8/31/2008          13,641              14,685.69
9/30/2008          13,756              14,786.54
10/31/2008         13,591              14,573.91
11/30/2008         14,177              15,112.48
12/31/2008         14,446              15,380.08
1/31/2009          14,346              15,373.02
2/28/2009          14,413              15,465.06
3/31/2009          14,629              15,704.77
4/30/2009          14,594              15,740.48
5/31/2009          14,585              15,761.11
6/30/2009          14,550              15,751.76
7/31/2009          14,679              15,923.48
8/31/2009          14,783              16,022.74
9/30/2009          14,873              16,147.92
10/31/2009         14,966              16,241.18
11/30/2009         15,171              16,455.62
12/31/2009         14,878              16,204.30
1/31/2010          15,089              16,405.71
2/28/2010          15,155              16,490.52
3/31/2010          15,148              16,503.31
4/30/2010          15,269              16,625.14
5/31/2010          15,521              16,848.99
6/30/2010          15,694              17,071.92
7/31/2010          15,842              17,258.78
8/31/2010          15,912              17,314.54
9/30/2010          15,824              17,235.25
10/31/2010         15,944              17,413.78
11/30/2010         15,934              17,395.29
12/31/2010         15,790              17,279.11
1/31/2011          15,768              17,304.07
2/28/2011          15,851              17,363.14
3/31/2011          15,873              17,395.55

GNMA FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -0.16%     4.79%    0.16%     4.11%    3.03%     4.02%
--------------------------------------------------------------------------
5 Year Return      4.80%    32.76%    4.83%    28.61%    5.14%    28.48%
--------------------------------------------------------------------------
10 Year Return     4.73%    66.58%    4.55%    56.03%    4.55%    56.00%
--------------------------------------------------------------------------
Since Inception*   5.71%   177.10%    7.15%   588.11%    5.09%    80.04%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 10/11/93; Class B: 04/25/83; Class C: 06/1/99. # For the purpose of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund.

For the 12-month period ending March 31, 2011, the SunAmerica GNMA Fund Class A returned -0.16%, compared to 5.41% for the Citigroup Mortgage GNMA Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

**The Citigroup Mortgage GNMA Index is a market capitalization-weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA). Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA STRATEGIC BOND FUND

The SunAmerica Strategic Bond Fund Class A shares advanced 10.45% (before maximum sales charge) for the 12-month period ended March 31, 2011. The Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index*, which returned 5.12% during the same period. The Fund's relative outperformance can be attributed primarily to credit quality selection, security selection and yield curve positioning during the annual period.

Fund performance struggled in the spring of 2010 given concerns regarding a confluence of events that included the sovereign debt crisis in Europe, pending banking regulation reform in the U.S, and the Gulf of Mexico oil spill. At that time, the yield differential between U.S. Treasury securities, which benefited from safe-haven demand, and corporate bonds reached what proved to be the widest of the annual period. Eventually, the financial regulation enacted proved not as overbearing as feared, and the credit markets rebounded. Fundamentally, corporate balance sheets continued to improve. These better fundamentals at the corporate level, coupled with abundant liquidity, proved to be a strong catalyst for the credit sector overall. In turn, the Fund quickly recovered to post strong returns for the remainder of the annual period. Indeed, as investors subsequently reached for yield, having an overweight allocation to bonds rated B and BB (i.e. the higher yielding, lower rated holdings within the Fund's portfolio), provided a notable boost to relative results through the second half of 2010 and well into the first quarter of 2011 despite global uncertainty, rising tension in the Middle East and increased concern surrounding heightened merger and acquisition activity and shareholder-friendly actions.

Security selection overall was the greatest contributor to the Fund's outperformance during the annual period. Top performing securities in the portfolio included sovereign debt positions in Argentina and Russia. Positions in Japanese government bonds and select high yield corporate bonds--such as the long-dated bonds of Liberty Mutual Group and Sprint Capital--provided further support to Fund results. Within its corporate bond sector exposure, an overweight position in the financial industry contributed most positively to overall Fund performance. Given that portions of the Fund are allocated to non-U.S. dollar sovereign and emerging market bonds, country exposure also impacted results. Exposure to bonds in Turkey, Russia and Uruguay added particular value. Yield curve positioning also bolstered the Fund's performance during the annual period. We favored the long-term end of the yield curve given its steepness, i.e. the higher yields available on longer-term maturities.

Only partially offsetting these contributors was the detracting effect of sector allocation. An underweighted allocation to securitized products, including asset-backed securities and mortgage-backed securities, impaired Fund performance, as these sectors performed well during the annual period. From an individual issue selection perspective, holding Texas Competitive in the Fund's U.S. high yield corporate bond portion detracted from results as did holdings in European government bonds, including Poland, the Netherlands, Italy and Hungary. Exposure to Venezuela, Mexico and the Philippines hampered results from a country selection standpoint. To a lesser degree, the Fund's duration positioning also detracted from the Fund's results. The Fund had a somewhat longer duration than the benchmark index for much of the annual period, reflecting our view that interest rates would stay low for longer and that the yield curve would stabilize in the fourth quarter of 2010 and into 2011. However, instead, rates rose slightly and the yield curve steepened. In early 2011, we reduced the Fund's duration to a more neutral position relative to its benchmark index.

Throughout the annual period, we adjusted the Fund's country, sector, currency and duration exposures as market conditions shifted. Toward the end of the annual period, our target allocations changed to reflect our view that U.S. markets offered the best potential return in 2011. Overall, portfolio weightings in U.S. high yield, securitized products and investment grade credit increased, while exposure to emerging markets and non-U.S. dollar sovereign bonds decreased.

As of March 31, 2011, the credit sector of the Fund was overweight financials, energy, telecommunications and utilities. The Fund was also overweight relative to its benchmark index in asset-backed securities and commercial mortgage-backed securities. At the end of the annual period, the Fund was also underweight U.S. Treasuries, agency securities and supranational bonds, the latter of which represents the debt of international organizations, such as the World Bank, the United Nations, the International Monetary Fund, the European Union and regional multilateral development banks. In addition, the Fund had neutral weightings relative to its benchmark index in mortgage-backed securities and within the credit sector, in capital goods, metals and natural gas.
--------
Past performance is no guarantee of future results.

Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of an investment in this Fund may go up or down in response to changes in interest rates. High-yield bonds tend to have lower interest rate risk than higher-quality bonds of similar maturity but carry greater credit and default risk. Investing internationally involves special risks, such as currency fluctuations, and economic and political instability.

* The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in Strategic Bond Fund Class A shares would have increased to $20,318. The same amount invested in securities mirroring the performance of the Barclays Capital U.S. Aggregate Bond Index would be valued at $17,185.

                                    [CHART]

               Strategic Bond Fund    Barclays Capital U.S.
                      Class A#        Aggregate Bond Index**
               -------------------    ---------------------
3/31/2001             9,526                10,000.00
4/30/2001             9,407                 9,958.00
5/31/2001             9,504                10,017.75
6/30/2001             9,493                10,055.82
7/31/2001             9,556                10,281.07
8/31/2001             9,720                10,399.30
9/30/2001             9,484                10,519.93
10/31/2001            9,710                10,739.80
11/30/2001            9,858                10,591.59
12/31/2001            9,820                10,524.26
1/31/2002             9,894                10,609.46
2/28/2002             9,952                10,712.27
3/31/2002             9,948                10,534.10
4/30/2002            10,137                10,738.39
5/31/2002            10,092                10,829.61
6/30/2002             9,844                10,923.30
7/31/2002             9,657                11,055.05
8/31/2002             9,908                11,241.69
9/30/2002             9,884                11,423.79
10/31/2002            9,965                11,371.71
11/30/2002           10,183                11,368.71
12/31/2002           10,413                11,603.52
1/31/2003            10,575                11,613.44
2/28/2003            10,759                11,774.20
3/31/2003            10,851                11,765.10
4/30/2003            11,264                11,862.21
5/31/2003            11,613                12,083.38
6/30/2003            11,711                12,059.38
7/31/2003            11,416                11,653.95
8/31/2003            11,587                11,731.29
9/30/2003            11,976                12,041.81
10/31/2003           12,042                11,929.58
11/30/2003           12,217                11,958.10
12/31/2003           12,538                12,079.79
1/31/2004            12,751                12,176.99
2/29/2004            12,738                12,308.75
3/31/2004            12,808                12,401.02
4/30/2004            12,534                12,078.32
5/31/2004            12,371                12,029.97
6/30/2004            12,591                12,097.95
7/31/2004            12,739                12,217.88
8/31/2004            13,004                12,450.96
9/30/2004            13,199                12,484.71
10/31/2004           13,434                12,589.40
11/30/2004           13,707                12,488.98
12/31/2004           14,085                12,603.92
1/31/2005            14,116                12,683.01
2/28/2005            14,235                12,608.20
3/31/2005            13,967                12,543.38
4/30/2005            14,030                12,713.13
5/31/2005            14,174                12,850.68
6/30/2005            14,355                12,920.75
7/31/2005            14,415                12,803.23
8/31/2005            14,637                12,967.35
9/30/2005            14,617                12,833.67
10/31/2005           14,431                12,732.14
11/30/2005           14,534                12,788.48
12/31/2005           14,729                12,910.00
1/31/2006            14,929                12,910.79
2/28/2006            15,027                12,953.60
3/31/2006            14,923                12,826.51
4/30/2006            15,029                12,803.30
5/31/2006            14,840                12,789.58
6/30/2006            14,817                12,816.72
7/31/2006            15,140                12,989.99
8/31/2006            15,379                13,188.88
9/30/2006            15,443                13,304.73
10/31/2006           15,636                13,392.76
11/30/2006           15,872                13,548.15
12/31/2006           15,896                13,469.49
1/31/2007            15,872                13,463.94
2/28/2007            16,062                13,671.56
3/31/2007            16,127                13,672.00
4/30/2007            16,280                13,745.74
5/31/2007            16,257                13,641.50
6/30/2007            16,099                13,601.18
7/31/2007            15,896                13,714.64
8/31/2007            15,965                13,882.74
9/30/2007            16,344                13,988.03
10/31/2007           16,608                14,113.69
11/30/2007           16,449                14,367.49
12/31/2007           16,517                14,407.86
1/31/2008            16,497                14,649.94
2/29/2008            16,471                14,670.22
3/31/2008            16,497                14,720.26
4/30/2008            16,713                14,689.52
5/31/2008            16,696                14,581.79
6/30/2008            16,488                14,570.09
7/31/2008            16,379                14,558.19
8/31/2008            16,368                14,696.30
9/30/2008            15,483                14,498.93
10/31/2008           13,667                14,156.70
11/30/2008           13,404                14,617.49
12/31/2008           13,936                15,162.89
1/31/2009            14,071                15,029.06
2/28/2009            13,891                14,972.32
3/31/2009            14,076                15,180.46
4/30/2009            14,832                15,253.11
5/31/2009            15,494                15,363.71
6/30/2009            15,793                15,451.04
7/31/2009            16,461                15,700.31
8/31/2009            16,712                15,862.87
9/30/2009            17,331                16,029.54
10/31/2009           17,471                16,108.71
11/30/2009           17,714                16,317.23
12/31/2009           17,774                16,062.11
1/31/2010            17,913                16,307.51
2/28/2010            17,985                16,368.39
3/31/2010            18,343                16,348.32
4/30/2010            18,646                16,518.50
5/31/2010            18,121                16,657.44
6/30/2010            18,430                16,918.66
7/31/2010            19,028                17,099.25
8/31/2010            19,235                17,319.24
9/30/2010            19,609                17,337.72
10/31/2010           19,985                17,399.40
11/30/2010           19,618                17,299.39
12/31/2010           19,844                17,112.85
1/31/2011            20,045                17,132.72
2/28/2011            20,236                17,175.59
3/31/2011            20,318                17,185.08


STRATEGIC BOND FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      5.08%    10.45%    6.04%    10.04%    9.04%    10.04%
--------------------------------------------------------------------------
5 Year Return      5.31%    36.15%    5.34%    31.68%    5.68%    31.82%
--------------------------------------------------------------------------
10 Year Return     7.35%   113.29%    7.28%   101.84%    7.19%   100.21%
--------------------------------------------------------------------------
Since Inception*   6.80%   230.09%    7.23%   227.61%    6.89%   210.37%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 11/1/93; Class B: 04/1/94; Class C: 04/1/94.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund.

For the 12-month period ending March 31, 2011, the SunAmerica Strategic Bond Fund Class A returned 5.08%, compared to 5.12% for the Barclays Capital U.S. Aggregate Bond Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

** The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA HIGH YIELD BOND FUND

The SunAmerica High Yield Bond Fund Class A shares gained 12.76% (before maximum sales charge) for the 12-month period ended March 31, 2011. The Fund underperformed its benchmark, the Citigroup High Yield Market Index*, which returned 14.29% during the same period.

The Fund's higher quality bias, implemented via an underweighted allocation to lower quality securities, was the primary detractor from its results relative to the Citigroup High Yield Market Index during the annual period. In particular, the performance of the high yield bond market was largely driven during the annual period by heightened investor demand for riskier assets, improving economic fundamentals and low default rates. Also, companies took advantage of low yields and higher investor risk appetites, issuing debt at a robust pace. Given this backdrop as well as their lower sensitivity to increases in U.S. Treasury yields, the lower quality segment of the high yield bond market outperformed the higher quality segment. Bonds rated BB in the Citigroup High Yield Market Index returned 13.0% over the 12-month period ended March 31, 2011, versus 14.2% for bonds rated B and 18.2% for bonds rated CCC during the same period. That said, strong security selection among higher quality bonds helped to offset the detracting effect of the Fund's underweighted exposure to lower quality names during the annual period.

Overall, sector allocation and security selection contributed positively to the Fund's results. In sector allocation, having underweight exposures in the home construction, utilities and retail industries helped the Fund's relative results, as each of these market segments lagged the Citigroup High Yield Market Index during the annual period. Similarly, overweight allocations to the pharmaceuticals, financial services and auto industries, each of which outpaced the Citigroup High Yield Market Index, helped the Fund's performance. Detracting from relative results were overweight exposures to the health care and entertainment industries. Underweight exposures to the wireline and consumer cyclical services industries also detracted from relative results.

Security selection was especially helpful in autos, financial services, energy and gaming. These positive contributors were only partially offset by security selection in pharmaceuticals, technology and media non-cable, which detracted. Among the greatest individual contributors to the Fund's relative returns during the annual period were automobile manufacturer Ford Motor Company and automobile parts manufacturer Lear. Detracting from relative results were holdings in Triax Pharmaceuticals, a dermatology products company; Sorenson Communications, a provider of communication products and services for the deaf and hard of hearing; and CC Media Holdings, a broadcasting and outdoor advertising company.

By the third quarter of 2010, we had shifted from a moderately aggressive to a neutral risk posture in the Fund's portfolio. As of March 31, 2011, the Fund was overweight relative to the Citigroup High Yield Market Index in autos, financials, and technology, areas where we continued to have high conviction. The Fund was underweight home construction and energy.

--------
Past performance is no guarantee of future results.

High-yield bonds tend to have lower interest-rate risk than higher-quality bonds of similar maturity but carry greater credit and default risk. Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of an investment in this Fund may go up or down in response to changes in interest rates.

* The Citigroup High Yield Market Index is a broad-based, unmanaged index of high-yield securities. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in High Yield Bond Fund Class A shares would have increased to $17,157. The same amount invested in securities mirroring the performance of the Citigroup High Yield Market Index would be valued at $22,522.

                                     [CHART]


                High Yield Bond Fund              Citigroup High
                      Class A#                   Yield Market Index**
                --------------------            --------------------
3/31/2001             9,529                         10,000.00
4/30/2001             9,339                          9,852.89
5/31/2001             9,471                         10,011.02
6/30/2001             9,254                          9,735.75
7/31/2001             9,292                          9,919.04
8/31/2001             9,413                         10,054.43
9/30/2001             9,016                          9,330.60
10/31/2001            9,198                          9,640.49
11/30/2001            9,409                         10,006.89
12/31/2001            9,348                          9,942.81
1/31/2002             9,338                          9,985.19
2/28/2002             9,163                          9,876.66
3/31/2002             9,351                         10,139.53
4/30/2002             9,440                         10,305.59
5/31/2002             9,282                         10,177.77
6/30/2002             8,590                          9,281.33
7/31/2002             8,221                          8,861.71
8/31/2002             8,266                          9,198.99
9/30/2002             8,166                          9,018.12
10/31/2002            8,089                          8,987.12
11/30/2002            8,538                          9,673.05
12/31/2002            8,638                          9,790.88
1/31/2003             8,883                         10,155.38
2/28/2003             8,948                         10,291.46
3/31/2003             9,121                         10,638.05
4/30/2003             9,664                         11,298.84
5/31/2003             9,836                         11,373.94
6/30/2003            10,162                         11,727.42
7/31/2003            10,110                         11,554.12
8/31/2003            10,237                         11,672.64
9/30/2003            10,597                         12,018.54
10/31/2003           10,780                         12,297.94
11/30/2003           10,964                         12,468.82
12/31/2003           11,330                         12,788.88
1/31/2004            11,715                         13,010.06
2/29/2004            11,566                         12,938.74
3/31/2004            11,497                         13,020.05
4/30/2004            11,519                         12,975.61
5/31/2004            11,324                         12,750.98
6/30/2004            11,634                         12,940.93
7/31/2004            11,718                         13,107.21
8/31/2004            11,854                         13,346.85
9/30/2004            12,018                         13,528.22
10/31/2004           12,298                         13,808.65
11/30/2004           12,737                         13,967.65
12/31/2004           13,118                         14,168.33
1/31/2005            13,194                         14,149.04
2/28/2005            13,425                         14,361.61
3/31/2005            13,023                         13,958.18
4/30/2005            12,808                         13,765.93
5/31/2005            13,062                         14,049.13
6/30/2005            13,383                         14,284.43
7/31/2005            13,735                         14,491.15
8/31/2005            14,024                         14,551.44
9/30/2005            13,923                         14,406.05
10/31/2005           13,740                         14,298.56
11/30/2005           13,894                         14,335.42
12/31/2005           14,083                         14,462.55
1/31/2006            14,390                         14,689.59
2/28/2006            14,426                         14,762.97
3/31/2006            14,534                         14,869.43
4/30/2006            14,739                         14,950.73
5/31/2006            14,725                         14,940.74
6/30/2006            14,677                         14,875.97
7/31/2006            14,857                         15,036.86
8/31/2006            15,168                         15,288.02
9/30/2006            15,348                         15,499.55
10/31/2006           15,564                         15,721.77
11/30/2006           15,681                         15,983.26
12/31/2006           15,866                         16,175.86
1/31/2007            15,947                         16,327.78
2/28/2007            16,121                         16,554.95
3/31/2007            16,135                         16,579.22
4/30/2007            16,350                         16,803.58
5/31/2007            16,400                         16,930.15
6/30/2007            16,174                         16,606.70
7/31/2007            15,603                         16,063.30
8/31/2007            15,755                         16,258.02
9/30/2007            16,143                         16,687.27
10/31/2007           16,274                         16,794.24
11/30/2007           15,971                         16,423.17
12/31/2007           16,010                         16,473.05
1/31/2008            15,411                         16,265.40
2/29/2008            15,131                         16,054.68
3/31/2008            15,179                         15,985.91
4/30/2008            15,776                         16,690.86
5/31/2008            15,901                         16,779.69
6/30/2008            15,731                         16,225.95
7/31/2008            15,341                         15,982.94
8/31/2008            15,325                         16,025.15
9/30/2008            14,098                         14,741.65
10/31/2008           11,538                         12,480.07
11/30/2008           10,133                         11,263.48
12/31/2008           10,166                         12,205.40
1/31/2009            10,493                         12,865.36
2/28/2009            10,253                         12,378.95
3/31/2009            10,222                         12,808.17
4/30/2009            11,167                         14,363.18
5/31/2009            11,925                         15,228.57
6/30/2009            12,233                         15,696.63
7/31/2009            12,964                         16,658.31
8/31/2009            13,031                         16,876.72
9/30/2009            13,644                         17,849.44
10/31/2009           13,922                         18,129.13
11/30/2009           14,068                         18,324.11
12/31/2009           14,510                         18,941.51
1/31/2010            14,658                         19,152.07
2/28/2010            14,708                         19,142.03
3/31/2010            15,173                         19,706.48
4/30/2010            15,546                         20,148.82
5/31/2010            14,876                         19,485.60
6/30/2010            15,021                         19,721.64
7/31/2010            15,543                         20,396.55
8/31/2010            15,557                         20,367.28
9/30/2010            16,034                         20,971.31
10/31/2010           16,373                         21,496.17
11/30/2010           16,185                         21,252.29
12/31/2010           16,493                         21,654.06
1/31/2011            16,830                         22,144.29
2/28/2011            17,063                         22,437.03
3/31/2011            17,157                         22,522.20



HIGH YIELD BOND FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      7.33%    12.76%    8.02%    12.02%   11.33%    12.33%
--------------------------------------------------------------------------
5 Year Return      2.37%    18.05%    2.44%    14.36%    2.73%    14.43%
--------------------------------------------------------------------------
10 Year Return     5.55%    80.05%    5.54%    71.44%    5.39%    69.03%
--------------------------------------------------------------------------
Since Inception*   4.75%    86.72%    4.70%    76.82%    4.85%    65.20%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 11/2/98; Class B: 11/2/98; Class C: 08/21/00.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund.

For the 12-month period ending March 31, 2011, the SunAmerica High Yield Bond Fund Class A returned 7.33%, compared to 14.29% for the Citigroup High Yield Market Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

** The Citigroup High Yield Market Index is a broad-based, unmanaged index of high-yield securities. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA TAX EXEMPT INSURED FUND

The SunAmerica Tax Exempt Insured Fund Class A shares rose 0.03% (before maximum sales charge) for the 12-month period ended March 31, 2011. The Fund underperformed its benchmark, the Barclays Capital Municipal Bond Index*, which returned 1.63% during the same period.

The greatest impact on the Fund's performance was the lack of insured municipal bonds being newly issued during the annual period. For example, the first quarter of 2011 saw approximately 6% of tax-exempt new issue supply backed by insurance, compared to between 40% and 50% of tax-exempt new issue supply being insured prior to the 2008 challenges that impacted the monoline guarantors. Also, the Build America Bond subsidy program cannibalized much of the new issue tax-exempt supply during the annual period, incentivizing issuers to structure longer maturity borrowing in taxable form instead. Further, seasoned supply from the secondary market backed by insurance put in place prior to the monoline guarantor meltdown generally featured a shorter call. In other words, for bonds valued at a premium that price to a shorter call date, the value of a movement in interest rates is reduced compared to a bond with a longer maturity carrying a current call structure. (A callable municipal security gives the issuer of the bond the right to redeem it at predetermined prices at specified times prior to maturity.) Together, these factors made finding bonds suitable for Fund investment more difficult and significantly limited the scope of opportunities available to the Fund in satisfying its mandate that a minimum of 80% of its total net assets be invested in insured tax-exempt bonds.

Also impacting the Fund's results were sector allocation and security selection. The three top performing sectors in the Barclays Capital Municipal Bond Index during the annual period were housing, general obligation and resource recovery bonds. Also, higher quality bonds generally outperformed lower quality bonds, with AAA-rated bonds returning nearly 90 basis points more than AA-rated bonds during the annual period. (A basis point is 1/100th of a percent.) Though sector exposure in the Fund was indeed tilted toward higher quality sectors such as general obligation and essential service revenue bonds, there was a difference in how the market valued insured bonds versus unenhanced general obligation and revenue bonds. Also, as not one monoline insurance company carried a AAA rating during the annual period, the Fund had only two bonds in its portfolio that carried AAA ratings from Standard & Poor's. Such differences detracted from the Fund's results relative to the Barclays Capital Municipal Bond Index.

Generally, from an individual security perspective, the lesser-coupon bonds in the Fund's portfolio, i.e. those with an approximately 4.00% coupon, underperformed. When prices fell and yields rose in the municipal bond market, investors' preference for deep discounts faded and shifted to favor bonds with higher coupons, i.e. those with a 5.00% or higher coupon. The Fund's positions in the Regional Transportation District Colorado Sales Tax Revenue, University of California Revenues and Port Authority New York & New Jersey Revenue bonds fared worst during the annual period.

The combination of duration and yield curve positioning also detracted from the Fund's results during the annual period. The Fund was underweighted relative to the Barclays Capital Municipal Bond Index in the best three performing maturity "buckets," or segments of the yield curve, i.e. those with maturities ranging from four to 12 years, and was overweighted the longer effective maturity buckets, which lagged in comparison.

On the positive side, the Fund did benefit from holdings in the prerefunded structures of New Mexico Finance Authority Transportation, University of Massachusetts Building Authority Project Revenue and Olentangy Local School District Ohio bonds, each of which had coupons above 5.00%. Also, the shorter durations on these securities helped offset the detracting performance of longer duration bonds held. (Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in "escrow collateral" for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value--sometimes significantly.)

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)


During the annual period, we adjusted the Fund's duration positioning as market conditions shifted. For example, we selectively shortened the Fund's duration during the first half of the annual period when rates were declining, and then extended it somewhat with the purchase of the Regional Transportation District Colorado Sales Tax Revenue bonds in October, just before the impact of the Fed's second round of quantitative easing translated into rising rates. We subsequently trimmed select longer duration positions during the balance of the annual period as commensurate with a reduction in longer effective maturities.

As of March 31, 2011, the Fund had a modestly shorter duration than the Barclays Capital Municipal Bond Index. Relative to the Index, the Fund was overweight water/sewer bonds and AA-rated credits and had a substantially underweighted allocation to unenhanced general obligation state and local credits.







--------
Past performance is no guarantee of future results.

The Fund is not insured by any independent parties or government entities. Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of an investment in this Fund may go up or down in response to changes in interest rates.

* The Barclays Capital Municipal Bond Index is a market value-weighted index for the tax-exempt bond market. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in Tax Exempt Insured Fund Class A shares would have increased to $13,517. The same amount invested in securities mirroring the performance of the Barclays Capital Municipal Bond Index would be valued at $15,766.

                                    [CHART]

                 Tax Exempt Insured         Barclays Capital
                    Fund Class A#         Municipal Bond Index**
                 ------------------      ----------------------
3/31/2001              9,525                   10,000.00
4/30/2001              9,352                    9,892.00
5/31/2001              9,467                    9,998.83
6/30/2001              9,553                   10,065.83
7/31/2001              9,698                   10,214.80
8/31/2001              9,851                   10,383.34
9/30/2001              9,810                   10,348.04
10/31/2001             9,925                   10,471.18
11/30/2001             9,790                   10,383.22
12/31/2001             9,667                   10,284.95
1/31/2002              9,807                   10,463.31
2/28/2002              9,949                   10,589.48
3/31/2002              9,703                   10,381.88
4/30/2002              9,900                   10,584.80
5/31/2002              9,957                   10,649.16
6/30/2002             10,052                   10,761.72
7/31/2002             10,211                   10,900.06
8/31/2002             10,347                   11,031.08
9/30/2002             10,615                   11,272.79
10/31/2002            10,326                   11,085.85
11/30/2002            10,243                   11,039.80
12/31/2002            10,478                   11,272.67
1/31/2003             10,413                   11,244.16
2/28/2003             10,588                   11,401.37
3/31/2003             10,584                   11,408.18
4/30/2003             10,671                   11,483.65
5/31/2003             10,911                   11,752.54
6/30/2003             10,839                   11,702.52
7/31/2003             10,440                   11,292.97
8/31/2003             10,560                   11,377.29
9/30/2003             10,866                   11,711.67
10/31/2003            10,786                   11,652.76
11/30/2003            10,883                   11,774.30
12/31/2003            10,976                   11,871.74
1/31/2004             11,019                   11,939.72
2/29/2004             11,196                   12,119.48
3/31/2004             11,106                   12,077.16
4/30/2004             10,846                   11,791.13
5/31/2004             10,789                   11,748.49
6/30/2004             10,816                   11,791.29
7/31/2004             10,940                   11,946.31
8/31/2004             11,150                   12,185.73
9/30/2004             11,196                   12,250.51
10/31/2004            11,287                   12,355.84
11/30/2004            11,179                   12,254.06
12/31/2004            11,325                   12,403.55
1/31/2005             11,444                   12,519.61
2/28/2005             11,403                   12,477.86
3/31/2005             11,301                   12,399.27
4/30/2005             11,471                   12,594.76
5/31/2005             11,563                   12,683.73
6/30/2005             11,618                   12,762.56
7/31/2005             11,532                   12,704.75
8/31/2005             11,650                   12,833.00
9/30/2005             11,553                   12,746.54
10/31/2005            11,464                   12,669.17
11/30/2005            11,494                   12,729.97
12/31/2005            11,590                   12,839.48
1/31/2006             11,597                   12,874.14
2/28/2006             11,679                   12,960.65
3/31/2006             11,575                   12,871.16
4/30/2006             11,561                   12,866.80
5/31/2006             11,594                   12,924.17
6/30/2006             11,542                   12,875.39
7/31/2006             11,667                   13,028.65
8/31/2006             11,840                   13,221.94
9/30/2006             11,918                   13,313.86
10/31/2006            11,999                   13,397.26
11/30/2006            12,107                   13,509.07
12/31/2006            12,048                   13,461.20
1/31/2007             12,007                   13,426.82
2/28/2007             12,152                   13,603.79
3/31/2007             12,110                   13,570.23
4/30/2007             12,125                   13,610.38
5/31/2007             12,054                   13,550.10
6/30/2007             11,991                   13,479.98
7/31/2007             12,075                   13,584.44
8/31/2007             12,051                   13,525.74
9/30/2007             12,179                   13,725.88
10/31/2007            12,209                   13,787.05
11/30/2007            12,300                   13,875.03
12/31/2007            12,340                   13,913.50
1/31/2008             12,394                   14,088.98
2/29/2008             11,899                   13,443.93
3/31/2008             12,221                   13,828.31
4/30/2008             12,374                   13,990.00
5/31/2008             12,458                   14,074.74
6/30/2008             12,330                   13,915.76
7/31/2008             12,363                   13,968.71
8/31/2008             12,512                   14,132.20
9/30/2008             11,950                   13,469.42
10/31/2008            11,957                   13,331.90
11/30/2008            12,047                   13,374.32
12/31/2008            12,271                   13,569.23
1/31/2009             12,666                   14,066.02
2/28/2009             12,665                   14,139.86
3/31/2009             12,678                   14,142.51
4/30/2009             12,889                   14,425.05
5/31/2009             12,945                   14,577.65
6/30/2009             12,866                   14,441.07
7/31/2009             13,028                   14,682.64
8/31/2009             13,169                   14,933.67
9/30/2009             13,594                   15,469.53
10/31/2009            13,234                   15,144.92
11/30/2009            13,324                   15,269.99
12/31/2009            13,406                   15,321.57
1/31/2010             13,425                   15,401.44
2/28/2010             13,547                   15,550.74
3/31/2010             13,512                   15,513.50
4/30/2010             13,638                   15,701.91
5/31/2010             13,734                   15,819.70
6/30/2010             13,720                   15,829.12
7/31/2010             13,887                   16,026.46
8/31/2010             14,154                   16,393.43
9/30/2010             14,148                   16,367.86
10/31/2010            14,056                   16,322.55
11/30/2010            13,747                   15,996.20
12/31/2010            13,473                   15,686.06
1/31/2011             13,393                   15,570.61
2/28/2011             13,565                   15,818.39
3/31/2011             13,517                   15,765.81


TAX EXEMPT INSURED FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -4.72%     0.03%   -4.93%    -1.07%   -1.63%    -0.67%
--------------------------------------------------------------------------
5 Year Return      2.15%    16.77%    1.77%    11.13%    2.46%    12.93%
--------------------------------------------------------------------------
10 Year Return     3.06%    41.91%    2.93%    33.45%    2.87%    32.73%
--------------------------------------------------------------------------
Since Inception*   5.07%   267.57%    3.81%    92.27%    3.13%    43.98%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, return would be lower.
*  Inception Date - Class A: 11/22/85; Class B: 10/4/93; Class C: 06/1/99.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund.

For the 12-month period ending March 31, 2011, SunAmerica Tax Exempt Insured Fund Class A returned -4.72%, compared to 1.63% for the Barclays Capital Municipal Bond Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

** The Barclays Capital Municipal Bond Index is a market value-weighted index for the tax-exempt bond market. Indices are not managed and an investor cannot invest directly into an index.

[LOGO] SunAmerica
       Mutual Funds

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

DIRECTORS/TRUSTEES         VOTING PROXIES ON TRUST    DISCLOSURE OF QUARTERLY
 Richard W. Grant          PORTFOLIO SECURITIES       PORTFOLIO HOLDINGS
 Peter A. Harbeck          A description of the       The Trust is required to
 Dr. Judith L. Craven      policies and proce-dures   file its com-plete
 William F. Devin          that the Trust uses to     schedule of portfolio
 Stephen J. Gutman         determine how to vote      holdings with the U.S.
 William J. Shea           proxies relating to        Securities and Exchange
                           secu-rities held in a      Commission for its first
OFFICERS                   Fund's portfolio, which    and third fiscal quarters
 John T. Genoy, President  is available in the        on Form N-Q. The Trust's
 Donna M. Handel,          Trust's Statement of       Forms N-Q are available
   Treasurer               Additional Information,    on the U.S. Securities
 James Nichols, Vice       may be ob-tained without   and Exchange Commis-sion
   President               charge upon request, by    website at www.sec.gov.
 Timothy Pettee, Vice      calling (800) 858-8850.    You can also review and
   President               The in-formation is also   obtain copies of the
 Michael Cheah, Vice       available from the EDGAR   Forms N-Q at the U.S.
   President               database on the U.S.       Securities and Exchange
 Cynthia A. Gibbons        Secu-rities and Exchange   Commission Public
   Skrehot, Vice           Commission's website at    Refer-ence Room in
   President and Chief     http://www.sec.gov.        Washington DC
   Compliance Officer                                 (information on the
 Gregory N. Bressler,      DELIVERY OF SHAREHOLDER    operation of the Public
   Chief Legal Officer     DOCUMENTS                  Reference Room may be
   and Secretary           The Funds have adopted a   ob-tained by calling
 Nori L. Gabert, Vice      policy that allows them    1-800-SEC-0330).
   President and           to send only one copy of
   Assistant Secretary     a Fund's prospectus,       PROXY VOTING RECORD ON
 Kathleen Fuentes,         proxy material, annual     SUNAMERICA INCOME FUNDS
   Assistant Secretary     report and semi-annual     Information regarding how
 John E. McLean,           report (the "shareholder   the Funds voted proxies
   Assistant Secretary     documents") to             relating to securities
 Gregory R. Kingston,      shareholders with          held in the Funds during
   Vice President and      multiple accounts          the most recent twelve
   Assistant Treasurer     residing at the same       month period ended June
 Christopher A. Okeke,     "household." This          30 is available, once
   Assistant Treasurer     practice is called         filed with the U.S.
 Matthew J. Hackethal,     householding and reduces   Securities and Exchange
   Anti-Money Laundering   Fund expenses, which       Commission, without
   Compliance Officer      benefits you and other     charge, upon request, by
                           shareholders. Unless the   calling (800) 858-8850 or
INVESTMENT ADVISER         Funds receive              on the U.S. Securities
 SunAmerica Asset          instructions to the        and Exchange Commission's
   Management Corp.        con-trary, you will only   website at
 Harborside Financial      receive one copy of the    http://www.sec.gov.
   Center                  shareholder documents.
 3200 Plaza 5              The Funds will continue    This report is submitted
 Jersey City, NJ           to household the           solely for the general
   07311-4992              share-holder documents     information of
                           indefinitely, until we     shareholders of the
DISTRIBUTOR                are instructed otherwise.  Funds. Distribution of
 SunAmerica Capital        If you do not wish to      this report to persons
   Services, Inc.          participate in             other than shareholders
 Harborside Financial      householding please        of the Funds is
   Center                  contact Shareholder        authorized only in
 3200 Plaza 5              Services at (800)          con-nection with a
 Jersey City, NJ           858-8850 ext. 6010 or      currently effective
   07311-4992              send a written request     pro-spectus, setting
                           with your name, the name   forth details of the
SHAREHOLDER SERVICING      of your fund(s) and your   Funds, which must precede
AGENT                      account number(s) to       or accom-pany this report.
 SunAmerica Fund           SunAmerica Mutual Funds
   Services, Inc.          c/o BFDS, P.O. Box
 Harborside Financial      219186, Kansas City MO,
   Center                  64121-9186. We will
 3200 Plaza 5              resume individual
 Jersey City, NJ           mailings for your account
   07311-4992              within thirty (30) days
                           of receipt of your
CUSTODIAN AND TRANSFER     request.
AGENT
 State Street Bank and
   Trust Company
 P.O. Box 419572
 Kansas City, MO
   64141-6572

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1   GO TO
                       WWW.SUNAMERICAFUNDS.COM

                   2   CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER. DISTRIBUTED BY:
SUNAMERICA CAPITAL SERVICES, INC.

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

WWW.SUNAMERICAFUNDS.COM

INANN - 3/11


[LOGO]

Sun America
Mutual Funds

Item 2.  Code of Ethics.

         The SunAmerica Income Funds (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2011, there were no reportable amendments, waivers, or implicit waivers to a provision of the Code of Ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Trustees has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR.
         Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                               2011        2010
         (a) Audit Fees ....................$ 170,797   $ 161,077
         (b) Audit-Related Fees ............$       0   $       0
         (c) Tax Fees ......................$  59,698   $  60,655
         (d) All Other Fees ................$       0   $       0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                               2011           2010
         (b) Audit-Related Fees ............$       0   $       0
         (c) Tax Fees ......................$       0   $       0
         (d) All Other Fees ................$       0   $       0


    (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliates relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

          (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f)  Not Applicable.

    (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2011 and 2010 were $220,668 and $538,789, respectively.

    (h)  Not applicable.


Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-
         101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as (defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Income Funds

By: /s/ John T. Genoy
    -------------------
    John T. Genoy
    President

Date: June 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John T. Genoy
    -------------------
    John T. Genoy
    President

Date: June 8, 2011

By: /s/ Donna M. Handel
    -------------------
    Donna M. Handel
    Treasurer

Date: June 8, 2011